UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
November 2004 Monthly Operating Report




                     NOVEMBER 2004 MONTHLY OPERATING REPORT
       FOR THE FOUR WEEK PERIOD FROM OCTOBER 30, 2004 TO NOVEMBER 27, 2004

DEBTORS' ADDRESS:          Footstar, Inc.
                           933 MacArthur Blvd.
                           Mahwah, NJ 07430

DEBTORS' ATTORNEY:         Weil, Gotshal & Manges LLP
                           767 Fifth Avenue
                           New York, N.Y. 10153



REPORT PREPARER:           Footstar, Inc., a debtor-in-possession


The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


/s/ Richard L. Robbins
---------------------------------------------------------
Richard L. Robbins
Senior Vice President of Financial Reporting and Controls

                                                        Date: December 15, 2004

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
November 2004 Monthly Operating Report


                                TABLE OF CONTENTS




                                                                      Page

Condensed Consolidated Balance Sheet                                   3

Condensed Consolidated Statements of Operations                        4

Condensed Consolidated Statements of Cash Flows                        5

Notes to Condensed Consolidated Financial Statements                   6


Schedules:

Schedule 1:  Condensed Consolidating Balance Sheets                   14

Schedule 2:  Condensed Consolidating Statements of Operations         15

Schedule 3:  Total Disbursements by Debtor Entity                     16

Schedule 4:  Additional Information                                   17
o        Cash Summary
o        Accounts Receivable Aging Summary
o        Summary of Unpaid Post-Petition Accounts Payable
o        Summary of Taxes Payable

Schedule 5:  Certifications                                           19

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
November 2004 Monthly Operating Report



                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                         CONDENSED CONSOLIDATED BALANCE
                                      SHEET
                                   (Unaudited)
                          (tabular amounts in millions)
                                November 27, 2004


ASSETS
------
Current Assets:
   Cash and cash equivalents                                      $      150.3
   Amounts due from retail sales                                          26.8
   Accounts receivable, net                                                7.0
   Inventories                                                           111.3
   Prepaid expenses and other current assets                              22.0
                                                                  -------------
Total current assets                                                     317.4

   Property and equipment, net                                            40.9
   Intangible assets, net                                                 11.1
   Deferred charges and other assets                                       3.5
                                                                  -------------
Total Assets                                                      $      372.9
                                                                  =============

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Liabilities Not Subject To Compromise:
   Accounts payable                                               $       52.1
   Accrued expenses                                                       39.1
   Taxes payable                                                          12.1
                                                                  -------------
Total current liabilities                                                103.3
   Long-term liabilities                                                  40.7
                                                                  -------------
Total liabilities not subject to compromise                              144.0
                                                                  -------------
Liabilities subject to compromise:
   Secured liabilities                                                     7.1
   Unsecured liabilities                                                 157.6
   Minority interests                                                     13.5
                                                                  -------------
Total liabilities subject to compromise                                  178.2
                                                                  -------------

Minority interests                                                        14.7
                                                                  -------------
Total Liabilities                                                        336.9
                                                                  -------------

Shareholders' Equity:
   Common stock $.0l par value: 100,000,000 shares
   authorized, 31,015,463 shares issued                                    0.3
   Additional paid-in capital                                            337.7
   Treasury stock: 10,711,569 shares at cost                            (310.6)
   Unearned compensation                                                  (0.5)
   Retained earnings                                                       9.1
                                                                  -------------
Total Shareholders' Equity                                                36.0
                                                                  -------------
Total Liabilities and Shareholders' Equity                        $      372.9
                                                                  =============



See accompanying notes to condensed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
November 2004 Monthly Operating Report


                    FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
           For The Period From October 31, 2004 To November 27, 2004
                         and Cumulative Filing to Date
                                   (Unaudited)
                             (amounts in millions)

                                                                                  Month of          Cumulative
                                                                                  November         Filing to Date
                                                                               --------------      --------------

Net sales                                                                      $        68.4       $       625.3
Cost of sales                                                                           43.5               437.6
                                                                               --------------      --------------

   Gross profit                                                                         24.9               187.7

Store operating, selling, general and administrative expenses                           18.2               182.6
Depreciation and amortization                                                            1.3                19.1
Other income                                                                               -                (9.2)
Interest (income) expense                                                               (0.2)                9.5
                                                                               --------------      --------------
   Income (loss) before reorganization expenses                                          5.6               (14.3)
                                                                               --------------      --------------

Reorganization expenses:
   Store and distribution center closing and related asset
   impairment costs                                                                      0.9                34.2
   Gain on settlement of bankruptcy claims                                                 -                (0.7)
   Professional fees                                                                     1.3                13.3
                                                                               --------------      --------------
   Total reorganization expenses                                                         2.2                46.8
                                                                               --------------      --------------

     Income (loss) before income taxes, minority interests
     and discontinued operations                                                         3.4               (61.1)
Benefit for income taxes                                                                (0.8)               (7.0)
                                                                               --------------      --------------
     Income (loss) before minority interests and discontinued operations                 4.2               (54.1)

Minority interests in net loss of subsidiaries                                           0.9                12.7
Gain (loss) from discontinued Athletic Segment                                           0.5               (57.7)
Gain from disposal of Athletic Segment                                                   0.1                29.9
                                                                               --------------      --------------

     Net income (loss)                                                         $         5.7       $       (69.2)
                                                                               ==============      ==============


See accompanying notes to condensed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
November 2004 Monthly Operating Report



                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
            For The Period From October 31, 2004 To November 27, 2004
                         and Cumulative Filing to Date
                                   (Unaudited)
                              (amounts in millions)

                                                                                  Month of           Cumulative
                                                                                  November          Filing to Date
                                                                               --------------      --------------

Net cash provided by operating activities                                      $        10.5       $        62.2
                                                                               --------------      --------------

Cash flows provided by investing activities:
   Additions to property and equipment                                                  (0.2)               (2.7)
   Proceeds from sale of furniture and equipment                                           -                 0.3
   Net proceeds from sale of Distribution Centers                                          -                46.1
   Proceeds from sale of Shoe Zone                                                         -                 5.4
   Proceeds from sale of Athletic Division                                               1.7               229.1
                                                                               --------------      --------------
Net cash provided by investing activities                                                1.5               278.2
                                                                               --------------      --------------

Cash flows used in financing activities:
   Repayments on notes payable                                                             -              (207.1)
   Other                                                                                   -                (0.1)
                                                                               --------------      --------------


Net cash used in financing activities                                                      -              (207.2)
                                                                               --------------      --------------

Net increase in cash and cash equivalents                                               12.0               133.2
Cash and cash equivalents, beginning of period                                         138.3                17.1
                                                                               --------------      --------------

Cash and cash equivalents, end of period                                       $       150.3       $       150.3
                                                                               ==============      ==============


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
November 2004 Monthly Operating Report


              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.   THE COMPANY

Footstar, Inc. and its subsidiaries (the "Company") is principally a specialty retailer conducting business through its Meldisco Segment and formerly its Athletic Segment, prior to its sale to certain affiliates of Foot Locker, Inc. ("Foot Locker") on May 2, 2004. The Meldisco Segment sells family footwear through licensed footwear departments and wholesale arrangements. The Athletic Segment sold athletic footwear and apparel through its Footaction, Just For Feet, and Uprise chains.

2.   BANKRUPTCY FILING

Commencing March 2, 2004 ("Petition Date"), Footstar and most of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code ("Bankruptcy Code" or "Chapter 11") in the United States Bankruptcy Court for the Southern District of New York in White Plains ("Court"). The Chapter 11 cases are being jointly administered under the caption "In re: Footstar, Inc., et al. Case No. 04-22350
(ASH)" (the "Chapter 11 cases"). As a debtor-in-possession, the Company is authorized to continue to operate as an ongoing business, but may not engage in transactions outside the ordinary course of business without the approval of the Court, on notice and an opportunity to be heard.

The Company decided to seek bankruptcy protection after management determined it was unable to obtain necessary liquidity from its lending syndicate or additional debt or equity financing. The Company suffered a decline in its liquidity primarily resulting from the unprofitable results in the Athletic Segment, the reduction in trade credit by certain Athletic vendors, unprofitable results of operations from recent acquisitions and the effect of the Kmart Corporation ("Kmart") bankruptcy. Other factors included intense competition in the discount retailing industry, unsuccessful sales and marketing initiatives and capital market volatility.

On March 26, 2004, the Company filed a motion seeking Court approval to conduct an auction accepting all types of bids with respect to its Athletic Segment, including, but not limited to going concern bids, liquidation bids, lease purchase bids, and any combination of the foregoing. On April 6, 2004, the Court established procedures for the sale (the "Procedures Order"). (See Note 5 regarding the sale of the Athletic Segment).

Within the Meldisco Segment, the Company has exited the footwear departments in 26 stores operated by subsidiaries of Federated Department Stores, Inc. ("Federated"), has exited the footwear departments in 44 Gordmans, Inc. ("Gordmans") stores, has closed 13 Shoe Zone stores and has sold 26 Shoe Zone stores in Puerto Rico. The estimated cost of exiting the footwear departments of Federated and Gordmans was approximately $8.0 million. The estimated loss on the sale of Shoe Zone, including the cost of closing stores not sold, was approximately $9.0 million.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
November 2004 Monthly Operating Report


Under the Bankruptcy Code, the Company has the ability to reject executory contracts, including leases, subject to the approval of the Court and certain other conditions. Parties affected by the rejection of a contract may file claims against the Company in the Court in accordance with the Bankruptcy Code. The Company expects that as a result of its rejection of certain executory contracts, including leases of nonresidential real property, additional claims will be filed. Under the Bankruptcy Code, the Company may choose to assume executory contracts subject to the approval of the Court and certain other conditions, including the Company's cure of all prior defaults, including liabilities there under arising prior to the Petition Date. The Company expects that the assumption of certain executory contracts and unexpired leases may convert liabilities currently shown on its consolidated financial statements as subject to compromise into non-contingent, post-petition liabilities. Due to the uncertain nature of many of the potential claims, which have been or may be asserted against the Company, the Company is unable to project the magnitude of such claims with any degree of certainty. The Company has incurred, and will continue to incur, significant costs associated with the Chapter 11 cases.

Under the Procedures Order, the Company pursued the sale of certain other assets, including its distribution centers in Mira Loma, California ("Mira Loma"), and Gaffney, South Carolina ("Gaffney"). The Company sold Mira Loma to Thrifty Oil Co. ("Thrifty") for approximately $28.0 million. Pursuant to the terms of the pertinent sales documents, Thrifty has leased Mira Loma to FMI International LLC, a logistics provider, which has agreed to provide the Company with warehousing and distribution services for Meldisco for the next eight years under an operating lease agreement. The sale of Mira Loma closed on July 22, 2004 and resulted in a loss of approximately $23.3 million. The Company sold Gaffney to Automated Distributions Systems, L.P., a logistics provider, for approximately $20.2 million ($18.8 million after closing expenses). The sale of Gaffney closed on September 28, 2004. The final purchase price resulted in a gain of approximately $0.5 million.

In order to exit Chapter 11 successfully, the Company will need to propose and obtain Court confirmation of a Chapter 11 plan that satisfies the requirements of the Bankruptcy Code. The Company filed its Chapter 11 plan on November 12, 2004. At this time, it is not possible to predict accurately the effect of the Chapter 11 cases on the Company's business, creditors or stockholders or when the Company may emerge from Chapter 11, if at all. The Company's future results depend on the timely and successful confirmation and implementation of a Chapter 11 plan.

3.   BASIS OF PRESENTATION

This Monthly Operating Report ("MOR") has been prepared in accordance with the provisions of Statement of Position 90-7 "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" ("SOP 90-7"). Pursuant to SOP 90-7, the Company's pre-petition liabilities that are subject to compromise are reported separately in the accompanying condensed consolidated balance sheet as an estimate of the amount that will ultimately be allowed by the Court. SOP 90-7 also requires separate reporting of certain expenses, realized gains and losses and provisions for losses related to the bankruptcy filing as reorganization items. The Company is in the process of reconciling its pre-and post-petition liabilities, and such amounts are subject to reclassification in future consolidated monthly operating reports. See Note 7.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
November 2004 Monthly Operating Report

The Company reports its operating results on a fiscal monthly reporting period based on a 4-4-5 week convention. The month of November results reflect a four week period. Certain information and footnote disclosures required by accounting principles generally accepted in the United States of America have been condensed or omitted for purposes of this MOR. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of expenses during the reporting period. Actual results could differ from those estimates, and such differences could be material. The MOR has not been audited or reviewed by independent accountants. For the foregoing reasons, the Company cautions readers not to place undue reliance upon the information contained in the MOR.

On September 3, 2004, the Company filed its Form 10-K for the fiscal year ended December 28, 2002 with the Securities and Exchange Commission. This filing included financial results for 2002 and restated financial results for 2001 and 2000. Accordingly, the originally issued financial statements for the restated periods should no longer be relied upon. During November, the Company has processed adjustments to opening retained earnings related to 2003, which has resulted in an adjustment to opening retained earnings of approximately $4.3 million. The Company may record future retained earnings adjustments for 2003 as it continues the process of becoming current in its filings.

The unaudited information in the MOR is subject to further review and potential adjustments and is not necessarily indicative of the results that may be expected for the period ending November 27, 2004. In addition, the MOR contains information for periods, which may be different from those that will be included in the Company's reports pursuant to the Securities Exchange Act of 1934, upon filing of such reports. Accordingly, the substance and format of the MOR may not allow for meaningful comparison with the Company's future publicly disclosed consolidated financial statements. Results set forth in the MOR should not be viewed as indicative of future results.

The unaudited condensed consolidated financial statements contained herein have been prepared in accordance with generally accepted accounting principles applicable to a going concern, and do not purport to reflect or to provide all of the possible consequences of the ongoing Chapter 11 cases. Specifically, the unaudited condensed consolidated financial statements do not present the amounts which will ultimately be paid to settle liabilities and contingencies, which may be required in the Chapter 11 reorganization.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
November 2004 Monthly Operating Report

Because of the ongoing nature of the Chapter 11 cases, the outcome of which is not presently determinable, the unaudited condensed consolidated financial statements contained herein are subject to material uncertainties and may not be indicative of the Company's future operations or financial position. No assurance can be given that the Company will be successful in reorganizing its affairs within the Chapter 11 bankruptcy proceedings.

4.   THE DIP AND EXIT CREDIT FACILITY

Effective March 4, 2004, the Company entered into a Debtor-in-Possession Credit Agreement ("DIP Credit Agreement") with a syndicate of lenders co-led by Fleet National Bank ("Fleet") and GECC Capital Markets Group, Inc. The DIP Credit Agreement provided a secured credit facility consisting of revolving loans of up to $240.0 million (including a sub-limit of $75 million for letters of credit) and a term loan of $60.0 million. The DIP Credit Agreement had a term of two years.

As a result of the recent aforementioned asset sales and other restructuring activities the DIP Credit Agreement was amended on May 11, 2004 to, among other things, reduce the amount of DIP financing available for the operating needs of the Company's smaller business base. By Court order dated July 22, 2004, the Debtors further amended the DIP Credit Agreement to also provide for financing upon emergence from Chapter 11 (as so amended, the "DIP and Exit Facility"). Under the DIP and Exit Facility, the Company will have access to up to $100.0 million of secured DIP financing, including a sub-limit for letters of credit, subject to a borrowing base formula based upon inventory and accounts receivable. The Company may, at its option and upon satisfaction of certain conditions, convert the DIP and Exit Facility to post-emergence financing ("Exit Facility"), which will provide for up to $160.0 million in revolving commitments, including a sub-limit for letters of credit. Borrowings under the DIP and Exit Facility will bear interest at Fleet's prime rate plus 0.0% to 0.5% or LIBOR plus 1.75% to 2.50%, at the Company's option, with the applicable margin at any time based on excess availability levels.

The DIP and Exit Facility has a term not to exceed five years from the Petition Date, including the period during which the Company operates as a debtor-in-possession. The Exit Facility term will be three years, as long as the DIP lending period does not exceed two years. As of November 27, 2004, there were no borrowings outstanding under the DIP and Exit Facility, other than approximately $22.1 million of letters of credit.

The DIP and Exit Facility is secured by substantially all of the assets of the Company and its subsidiaries and contains various affirmative and negative covenants, representations, warranties and events of default to which the Company is subject, all as specified in the DIP and Exit Facility, including certain financial covenants and restrictions such as limitations on additional

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
November 2004 Monthly Operating Report

indebtedness, other liens, dividends, stock repurchases and capital expenditures. The DIP and Exit Facility contains a minimum excess availability covenant as well as a maximum capital expenditure covenant. After the Company's emergence from Chapter 11, if minimum excess availability falls below 20% of the borrowing base, the Company will be subject to a fixed charge coverage covenant. The DIP and Exit Facility also includes representations and warranties, that, on an ongoing basis, there are no material adverse events affecting the Company's business, operations, property, assets, or condition, and that the Master Agreement underlying the agreements that the Company maintains with Kmart is in full force and effect and not in default. A failure by the Company to satisfy any of the covenants, representations or warranties under the DIP and Exit Facility would result in default or other adverse impact under the DIP and Exit Facility. The lenders have extended the time for the delivery of the 2003 annual consolidated financial statements and certain compliance certifications until, unless otherwise agreed, the earlier to occur of January 31, 2005 or the date the Company emerges from Chapter 11.

5.   DISCONTINUED OPERATIONS - ATHLETIC SEGMENT

As part of its initial restructuring plans, after filing for Chapter 11 the Company closed 166 underperforming stores within the Athletic Segment; all 88 Just For Feet stores, 75 Footaction stores; and three Uprise stores.

The Company obtained Court authority to conduct (i) store closing sales at 75 Footaction locations and (ii) going out of business sales at all of the Debtors' 88 Just For Feet locations. In connection therewith, the Company employed Hilco Merchant Resources LLC to act as the Company's liquidation agent to maximize the value of the inventory at these stores.

With respect to the leases related to these stores (and a handful of additional leases related to the Meldisco business), the Company employed Abacus Advisors Group LLC and a joint venture group to mitigate potential lease rejection damage claims arising thereunder. The aggregate potential landlord claims for these 175 leases was estimated to be $71.2 million prior to mitigation. As of November 27, 2004, the Company has mitigated $18.9 million of potential claims, resulting in a potential net obligation to landlord creditors of approximately $52.3 million. Of this amount, $3.1 million has been paid to date resulting in a remaining obligation of $49.2 million, which has been reflected in the condensed consolidated balance sheet as part of "Liabilities subject to compromise-Unsecured liabilities".

On April 21, 2004, the Company received Court approval to sell to certain affiliates of Foot Locker, Inc. (collectively "Foot Locker") 349 of the remaining Footaction stores (including all lease rights and inventory at these stores), along with the remaining inventory from the other four remaining Footaction stores. Effective May 2, 2004, these assets were sold to Foot Locker for $225.0 million in cash, subject to adjustment. Approximately $13.0 million of the sale price was placed in escrow with respect to 14 store locations which were leased on a month-to-month basis. During the year following the closing of the sale, if Foot Locker enters into a new lease for any of these store locations, the escrow amount relating to that location shall be paid to the Company. The escrow amount relating to any location for which Foot Locker has not entered into a new lease within one year after the closing shall be paid to Foot Locker, thereby reducing the purchase price by such amount.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
November 2004 Monthly Operating Report

The sale to Foot Locker together with the closure of the Just For Feet and Footaction stores has been accounted for as discontinued operations in accordance with FASB Statement No. 144, "Accounting for the Impairment or Disposal of Long Lived Assets". Accordingly, the Company has reported the results of the discontinued Athletic Segment as a separate component of operations. In the month of November, the escrow deposit was released on two stores and approximately $1.7 million has been received by the Company and reflected as part of the gain on sale of the Athletic Segment. This amount was substantially offset by certain costs related to the rejection of various contracts and other charges. As of November 27, 2004 the estimated gain on the sale of the Athletic Segment, including the effect of closing the underperforming stores, is approximately $29.9 million. The $29.9 million will increase by the amount of the escrowed cash that is released to the Company. The final allocation of the purchase price may result in an adjustment between the gain from disposal and the loss from discontinued operations of the Athletic Segment.

6.   MELDISCO'S RELATIONSHIP WITH KMART

The business relationship between Meldisco and Kmart is extremely important to the Company, particularly now that the Company has exited all of its Athletic Segment businesses and some of its other Meldisco businesses. The loss of Meldisco's Kmart operation, a significant reduction in customer traffic in Kmart stores, or the closing of a significant number of additional Kmart stores would have a material adverse effect on the Company. The Master Agreement and the sub-agreements for particular Kmart stores allow the parties to terminate those agreements under specified circumstances. The initial term of the Master Agreement expires July 1, 2012 and is renewable thereafter for 15-year terms upon mutual agreement, unless otherwise terminated, as defined.

Under the Master Agreement, Kmart may audit the books and records of the Shoemart Subsidiaries. In addition, the Company may audit the deductions taken by Kmart from the weekly sales proceeds. These audits for fiscal years 1999-2003 are in process. On August 12, 2004, the Company filed its motion to assume the Master Agreement. If the Bankruptcy Court authorizes the assumption of the Master Agreement, Section 365 of the Bankruptcy Code requires the Company to cure existing defaults under the Master Agreement. The Bankruptcy Code characterizes such cure obligations as administrative expenses of the Debtors' estate. The Company estimates that it owes Kmart approximately $17.0 million as cure for defaults under the Master Agreement. Kmart asserts that the Company owes Kmart approximately $56 million in cure obligations under the Master Agreement. On September 30, 2004, Kmart objected to the Company's motion, challenging (i) the assumability of the Master Agreement and (ii) the cure amount associated with the assumption. Additionally, Kmart cross-moved to lift the automatic stay extant under section 362 of the Bankruptcy Code so that Kmart could terminate the Master Agreement. The Bankruptcy Court has scheduled a hearing on December 17, 2004 regarding the assumability of the Master Agreement. No hearing has been scheduled regarding fixing the cure amount associated with assuming the Master Agreement.

In June 2004 and August 2004, Kmart announced the sale of an additional 54 and 18 stores to other retailers, respectively. The effect of these additional store closings could have a material adverse effect on the financial position and results of operations of the Company.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
November 2004 Monthly Operating Report

7.   LIABILITIES SUBJECT TO COMPROMISE


In the Condensed Consolidated Balance Sheet, the caption "Liabilities subject to compromise" reflects the Company's current estimate of the amount of pre-petition claims that are subject to restructuring in the Chapter 11 cases. These have been categorized as "Secured liabilities", "Unsecured liabilities" and "Minority interests". Pursuant to Court orders, the Debtors have been authorized to pay certain pre-petition operating liabilities incurred in the ordinary course of business and reject certain of its pre-petition obligations. The Debtors have notified all known pre-petition creditors of the establishment of a bar date by which creditors must file a proof of claim. The bar date for creditors was July 30, 2004 and the bar date for government entities was August 30, 2004 (excluding the U.S. Internal Revenue Service for which the bar date was October 29, 2004). Differences between liability amounts recorded by the Debtors and claims filed by creditors will be reconciled and, if necessary, the Court will make a final determination of allowable claims. The Debtors will continue to evaluate the amount of its pre-petition liabilities on an ongoing basis and recognize any additional liabilities, which may be material. As a result, "Liabilities subject to compromise" is subject to change.

8.   LEGAL PROCEEDINGS

The Company and certain of its directors and officers were defendants in several purported class action lawsuits (consolidated into a single action) alleging violations of federal securities laws and breaches of fiduciary duties.

With Court approval, Footstar and the named plaintiffs have mutually agreed to resolve the claims made in the several purported class action lawsuits, without any admission of liability, for the amount of $14.3 million, all of which will be funded with insurance proceeds. Footstar is in the process of seeking approval from class members and upon such approval, seeking an order from the court before which this litigation is pending, dismissing it with prejudice.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
November 2004 Monthly Operating Report

9.   REORGANIZATION EXPENSES- PROFESSIONAL FEES

Professional fees associated with the reorganization, including trustee fees and bankruptcy related services, total $2.2 million and $21.8 million for the current period and filing to date period, respectively. Of this amount, $0.9 million and $8.5 million for the current period and filing to date period, respectively, are included in Discontinued Operations of the Athletic Segment.

10.  INCOME TAXES

The Company has established a valuation allowance for substantially all of its deferred tax assets since after considering the information available, it was determined that it is more likely than not that the deferred tax assets would not be realized.

The Company records a provision (benefit) for taxes on the earnings (losses) of the Company's 51%-owned subsidiaries as they are not included in the consolidated tax group. The net operating losses of the consolidated tax group are not available to offset the taxable income of these subsidiaries and, accordingly, the Company provides for federal and state income taxes on these earnings.

A summary of all federal, state and local tax liabilities (both pre and post-petition), is included in "Schedule 4 - Summary of Taxes Payable".


11.  ACTUARIAL DETERMINED LIABILITIES

The Company maintains liabilities for various retirement programs for eligible employees. The related liabilities under these programs are estimated using certain actuarially determined assumptions. They may require adjustments in future periods when such assumptions are updated.

12.  CONSOLIDATING SCHEDULES

The Condensed Consolidating reports included as Schedules 1 and 2 reflect the related balance sheets and statements of operations for the Company's reportable segments. Consolidating elimination entries, where applicable, have been included in each of the operating segments and in Corporate. Certain liabilities included in the Corporate Segment may be related to the Meldisco and Athletic Segments and will be allocated in future periods. The Company allocates various expenses among these operating segments and adjustments, if any, will be reflected in future periods.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
November 2004 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                     CONDENSED CONSOLIDATING BALANCE SHEETS
                                   (Unaudited)
                              (amounts in millions)
                               November 27, 2004

                                                                                                            SCHEDULE 1

                                                              Athletic        Meldisco
                                                              Division        Division        Corporate        Total
                                                            -------------    ------------   -------------   ------------
ASSETS
------
Current Assets:
   Cash and cash equivalents                                $        0.3     $         -    $      150.0    $     150.3
   Amounts due from retail sales                                     0.1            26.7               -           26.8
   Accounts receivable, net                                          1.2             4.1             1.7            7.0
   Inventories                                                         -           114.5            (3.2)         111.3
   Prepaid expenses and other current assets                         0.6            16.5             4.9           22.0
   Intercompany                                                    227.3           459.0          (686.3)             -
                                                            -------------    ------------   -------------   ------------
Total current assets                                               229.5           620.8          (532.9)         317.4

   Property and equipment, net                                         -             3.5            37.4           40.9
   Intangible assets, net                                              -               -            11.1           11.1
   Deferred charges and other assets                                 0.1             0.3             3.1            3.5
                                                            -------------    ------------   -------------   ------------
Total Assets                                                $      229.6     $     624.6    $     (481.3)   $     372.9
                                                            =============    ============   =============   ============

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Liabilities Not Subject To Compromise:
   Accounts payable                                         $       (1.3)    $      51.5    $        1.9    $      52.1
   Accrued expenses                                                  1.1             9.9            28.1           39.1
   Taxes payable                                                     7.0             1.2             3.9           12.1
                                                            -------------    ------------   -------------   ------------
Total current liabilities                                            6.8            62.6            33.9          103.3
   Long-term liabilities                                               -             0.5            40.2           40.7
                                                            -------------    ------------   -------------   ------------
Total liabilities not subject to compromise                          6.8            63.1            74.1          144.0
                                                            -------------    ------------   -------------   ------------
Liabilities subject to compromise:
   Secured liabilities                                                 -               -             7.1            7.1
   Unsecured liabilities                                           105.1            40.0            12.5          157.6
   Minority interests                                                  -            13.5               -           13.5
                                                            -------------    ------------   -------------   ------------
Total liabilities subject to compromise                            105.1            53.5            19.6          178.2
                                                            -------------    ------------   -------------   ------------

Minority interests                                                     -            14.7               -           14.7
                                                            -------------    ------------   -------------   ------------
Total Liabilities                                                  111.9           131.3            93.7          336.9
                                                            -------------    ------------   -------------   ------------

Shareholders' Equity:
   Common stock                                                        -               -             0.3            0.3
   Additional paid-in capital                                      264.7           111.0           (38.0)         337.7
   Treasury stock                                                      -               -          (310.6)        (310.6)
   Unearned compensation                                               -               -            (0.5)          (0.5)
   Retained earnings (deficit)                                    (147.0)          382.3          (226.2)           9.1
                                                            -------------    ------------   -------------   ------------
Total Shareholders' Equity (Deficit)                               117.7           493.3          (575.0)          36.0
                                                            -------------    ------------   -------------   ------------

Total Liabilities and Shareholders' Equity (Deficit)        $      229.6     $     624.6    $     (481.3)   $     372.9
                                                            =============    ============   =============   ============


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
November 2004 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                 CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
            For The Period From October 31, 2004 To November 27, 2004
                                   (Unaudited)
                              (amounts in millions)



                                                                                                            SCHEDULE 2

                                                              Athletic        Meldisco
                                                              Division        Division        Corporate        Total
                                                            -------------    ------------   -------------   ------------

Net sales                                                   $          -     $      68.4    $          -    $      68.4
Cost of sales                                                          -            44.4            (0.9)          43.5
                                                            -------------    ------------   -------------   ------------
   Gross profit                                                        -            24.0             0.9           24.9

Store operating, selling, general and
administrative expenses                                                -            16.8             1.4           18.2
Depreciation and amortization                                          -             1.1             0.2            1.3
Other income                                                           -               -               -              -
Interest (income) expense                                              -            (1.2)            1.0           (0.2)
                                                            -------------    ------------   -------------   ------------
Income (loss) before reorganization expenses                           -             7.3            (1.7)           5.6
                                                            -------------    ------------   -------------   ------------

Reorganization expenses:
   Store and distribution center closing and
   related asset impairment costs                                      -             0.7             0.2            0.9
   Gain on settlement of bankruptcy claims                             -               -               -              -
   Professional fees                                                   -             1.3               -            1.3
                                                            -------------    ------------   -------------   ------------
Total reorganization expenses                                          -             2.0             0.2            2.2
                                                            -------------    ------------   -------------   ------------

   Income (loss) before income taxes, minority
   interests and discontinued operations                               -             5.3            (1.9)           3.4
Benefit for income taxes                                               -            (0.8)              -           (0.8)
                                                            -------------    ------------   -------------   ------------
   Income (loss) before minority interests
   and discontinued operations                                         -             6.1            (1.9)           4.2

Minority interests in net loss of subsidiaries                         -             0.9               -            0.9
Gain from discontinued Athletic Segment                              0.5               -               -            0.5
Gain from disposal of Athletic Segment                               0.1               -               -            0.1
                                                            -------------    ------------   -------------   ------------

   Net (loss) income                                        $        0.6     $       7.0    $       (1.9)   $       5.7
                                                            =============    ============   =============   ============


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
November 2004 Monthly Operating Report


                                                                      SCHEDULE 3



Total Disbursements by Debtor Entity
For the Period From October 31 to November 27, 2004 amounted to $41.897 million.




See attached Exhibit 1 for details on an entity-by-entity basis.


--------------------------------------------------------------------------------

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
November 2004 Monthly Operating Report

                                   EXHIBIT #1
                             NOVEMBER MOR SCHEDULE 3
                             -----------------------

                                                                                                               TOTAL
CASE NO. 04-                  DEBTOR                                                                        DISBURSEMENTS
------------                  ------                                                                        -------------
  22350                  Footstar, Inc.                                                                               0
  22351                  Footstar Corporation                                                                12,988,244
  22352                  Apache-Minnesota Thom Mcan, Inc.                                                            10
  22353                  ATHLETIC ATTIC OF TEXAS, INC.                                                                0
  22354                  Athletic Center, Inc.                                                                        0
  22355                  Feet Center, Inc.                                                                            0
  22356                  Feet of Colorado, Inc.                                                                     107
  22357                  Footaction Center, Inc.                                                                    331
  22358                  Footstar Center, Inc.                                                                        0
  22359                  FWS I, INC.                                                                                  0
  22360                  FWS II, INC.                                                                                 0
  22361                  LFD I, INC.                                                                                  0
  22362                  LFD II, INC.                                                                                 0
  22363                  Mall of America Fan Club, Inc.                                                             388
  22364                  Meldisco H.C., Inc.                                                                     36,420
  22365                  Miles Shoes Meldisco Lakewood, Colorado, Inc.                                           23,617
  22366                  SHOE ZONE CENTER, INC.                                                                       0
  22367                  STELLAR WHOLESALING, INC.                                                                    0
  22368                  Nevada Feet, Inc.                                                                          115
  22369                  CONSUMER DIRECT WAUSAU, INC.                                                                 0
  22370                  CD SERVICES LLC                                                                              0
  22371                  Footstar HQ, LLC                                                                             0
  22372                  FA SALES LLC                                                                                 0
  22373                  CDIRECT, INC.                                                                                0
  22374                  LFD Operating, Inc.                                                                          0
  22375                  LFD Today, Inc.                                                                              0
  22376                  Feet HQ, Inc.                                                                          735,092
  22377                  FA HQ, Inc.                                                                                  0
  22378                  AP LLC                                                                                       0
  27000                  MELDISCO - MCW 1450 ALA MOANA BLVD., NY., INC.                                               0
  27001                  MELDISCO - MCW 1300 STONERIDGE MALL RD., CA., INC.                                           0
  27002                  MELDISCO - RLG 6001 WINCHESTER RD., TN., INC.                                                0
  27003                  MELDISCO - RLG 5123 TUTTLE CROSSING BLVD., OH., INC.                                         0
  27004                  MELDISCO - RLG 5000 MALL ROAD, KY., INC.                                                     0
  27005                  MELDISCO - MCW 2801 STEVENS CREEK BLVD., CA., INC.                                           0
  27006                  MELDISCO - RLG 400 EARNEST W. BARRETT PKWY., GA., INC.                                      90
  27007                  MELDISCO - RLG 1300 CUMBERLAND MALL, GA., INC.                                             178
  27008                  MELDISCO - RLG 1300 EAST SHELBY, TN., INC.                                                   0
  27009                  MELDISCO - RLG 3393 PEACHTREE RD. NE, GA., INC.                                              0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  27010                  MELDISCO - RLG 3301 NICHOLASVILLE ROAD, KY., INC.                                            0
  27011                  MELDISCO - RLG 2840 N. GERMANTOWN PKWY., TN., INC.                                           0
  27012                  MELDISCO - RLG 2100 PLEASANT HILL RD., GA., INC.                                             0
  27013                  MELDISCO - RLG 4545 POPLAR RD., TN., INC.                                                    0
  27014                  MELDISCO - RLG 4300 ASHFORD DUNWOODY RD., GA., INC.                                          0
  27015                  MELDISCO - RLG 4141 EASTON LOOP EAST, OH., INC.                                              0
  27016                  MELDISCO - MCW 4000 SOUTH WEST COURT, MN., INC.                                              0
  27017                  MELDISCO - RLG HUNTINGTON MALL, WV., INC.                                                    0
  27018                  MELDISCO - RLG 11356 HAYNES BRIDGE RD., GA., INC.                                            0
  27019                  MELDISCO - RLG 7875 MONTGOMERY RD., OH., INC.                                                0
  27020                  MELDISCO - RLG 6020 E. 82ND ST., IN., INC.                                                   0
  27021                  MELDISCO/PAY LESS 10 NORTH EASTERN AVE., NV., INC.                                         271
  27022                  MELDISCO/PAY LESS 110 WEST PLATTE AVE., CO., INC                                             0
  27023                  MELDISCO - RA 11801 NORTH SAGINAW ST., MI., INC.                                             0
  27024                  MELDISCO - RA 2022 EAST SPRING ST., IN., INC.                                                0
  27025                  MELDISCO/PAY LESS 1100 VISTA AVE., ID., INC.                                               265
  27026                  MELDISCO/PAY LESS 11385 SOUTH 700 EAST, UT., INC.                                          396
  27027                  MELDISCO/PAY LESS 110 PORT ANGELES, WA., INC.                                              409
  27028                  MELDISCO/PAY LESS 1000 POCATELLO CRK. RD., ID., INC.                                     1,106
  27029                  MELDISCO - MCW 3333 SOUTH BRISTOL ST., CA., INC                                              0
  27030                  MELDISCO - MCW 3251 20TH AVENUE, CA., INC.                                                   0
  27031                  MELDISCO - RLG 1500 SOUTHLAKE MALL, GA., INC.                                                0
  27032                  MELDISCO - MCW 4888 NORTH FRESNO ST., CA., INC.                                              0
  27033                  MELDISCO - MCW 21600 HAWTHORNE BLVD., CA., INC.                                              0
  27034                  MELDISCO - MCW 14000 RIVERSIDE DR., CA., INC.                                                0
  27035                  MELDISCO - MCW 13375 NOEL RD., TX., INC.                                                     0
  27036                  MELDISCO - MCW 7014 EAST CAMELBACK RD., AZ., INC.                                            0
  27037                  MELDISCO - MCW 6000 SUNRISE BLVD., CA., INC.                                                 0
  27038                  MELDISCO - MCW 5100 MEADOWOOD MALL, NV., INC.                                                0
  27039                  MELDISCO - RLG 100 SOUTH HILLS VILLAGE, PA., INC.                                            0
  27040                  SHOE ZONE #8416-PLAZA DEL NORTE FOOTACTION, INC., DBA                                    1,458
  27041                  SHOE ZONE #8415                                                                            574
  27042                  MELDISCO/PAY LESS 36TH ST., BELLINGHAM, WA., INC.                                          196
  27043                  SHOE ZONE #8414                                                                            159
  27044                  MELDISCO/PAY LESS 19291 E. QUINCY AVE., CO., INC.                                           88
  27045                  SHOE ZONE FAIRWAY CENTER, INC.                                                             470
  27046                  SHOE ZONE #8418                                                                            159
  27047                  SHOE ZONE 8432, INC.                                                                       238
  27048                  MELDISCO/PAY LESS YELM, WA., INC.                                                          575
  27049                  MELDISCO/PAY LESS 1300 MADISON ST., WA., INC.                                               45
  27050                  SHOE ZONE 8439, INC.                                                                       635
  27051                  MELDISCO/PAY LESS MUKILTEO, WA., INC.                                                      411
  27052                  MELDISCO K-M PRESCOTT VALLEY, HWY., #69, AZ., INC.                                      11,925
  27053                  MELDISCO/PAY LESS 20320 BALLINGER WAY, NE., WA., INC.                                      427
  27054                  MELDISCO/PAY LESS 3905 EAST 104TH AVE., CO., INC.                                          139
  27056                  MELDISCO/PAY LESS 135 3RD. AVE. S.W., WA., INC.                                            344
  27057                  SHOE  ZONE #8411- BENITEZ FOOTACTION, INC., DBA                                            312
  27058                  SHOE ZONE #8412                                                                            278
  27059                  MELDISCO/PAY LESS 4800 YELM HWY. S.E., WA., INC.                                            63


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  27060                  MELDISCO/PAY LESS ELLENSBURG, WA., INC.                                                  2,330
  27061                  MELDISCO/PAY LESS 655 N.W. RICHMOND BEACH RD., WA., INC.                                    45
  27062                  SHOE ZONE 8428, INC.                                                                       194
  27063                  SHOE ZONE 8421, INC.                                                                       132
  27064                  MELDISCO/PAY LESS 12811 MERIDIAN ST E., WA. INC.                                           445
  27065                  MELDISCO/PAY LESS 201 BROADWAY EAST, WA., INC.                                               0
  27067                  SHOE ZONE 8436, INC.                                                                       159
  27068                  WESTHEIMER SHOE ZONE, INC.                                                                 281
  27069                  SHOE ZONE 8433, INC.                                                                       678
  27070                  MELDISCO/PAY LESS 1105 MARTIN LUTHER KING JR. WAY, WA., INC.                               232
  27071                  MELDISCO/PAY LESS 3202 132ND ST., S.E.,WA., INC.                                             0
  27072                  MELDISCO/PAY LESS 11505-C NE FOURTH PLAIN, WA., INC.                                       336
  27073                  MELDISCO/PAY LESS BOTHELL WAY, WA., INC.                                                   655
  27074                  MELDISCO/PAY LESS MT. VERNON, WA., INC.                                                    391
  27075                  SUNLAND SHOE ZONE, INC.                                                                      0
  27076                  SHOE ZONE #8400                                                                            368
  27077                  SHOE ZONE #8401                                                                             27
  27078                  SHOE ZONE #8402                                                                            315
  27079                  SHOE ZONE #8403                                                                            506
  27080                  MELDISCO/PAY LESS 680-C W. WASHINGTON, WA., INC.                                           846
  27081                  SHOE ZONE #8419                                                                            418
  27082                  SHOE ZONE #8405- PONCE FOOTACTION, INC., DBA                                                 0
  27083                  MELDISCO/PAY LESS 13511 S.E. 3RD WAY, WA., INC.                                            218
  27084                  SHOE ZONE #8406                                                                            109
  27085                  SHOE ZONE #8404                                                                            452
  27086                  SHOE ZONE #8407                                                                          1,105
  27087                  SHOE ZONE #8409- FONT MARTELO FOOTACTION, INC., DBA                                        616
  27088                  SHOE ZONE #8410- ATOCHA FOOTACTION, INC., DBA                                              381
  27089                  SHOE ZONE 8435, INC.                                                                       222
  27090                  MELDISCO/PAY LESS CHARLESTON & LAMP, NV., INC.                                             153
  27091                  SHOE ZONE #8475- TUTU PARK FOOTACTION, INC., DBA                                            34
  27092                  MELDISCO - GORD 1200 S.E. ARMY POST RD., IA., INC.                                           0
  27093                  MELDISCO - GORD 1355 S. 5TH ST., MO., INC.                                                   0
  27094                  MELDISCO - GORD 10001 GRANT ST., CO., INC.                                                   0
  27095                  MELDISCO - GORD 10755 WEST COLFAX AVE., CO., INC.                                            0
  27096                  MELDISCO - GORD 12000 ST. CHARLES ROCK RD., MO., INC.                                        0
  27097                  MELDISCO - GORD 13500 A EAST 40 HWY, MO., INC.                                               0
  27098                  MELDISCO - GORD 7011 WEST CENTRAL #300, KS., INC.                                            0
  27099                  MELDISCO - GORD 7500 E. KELLOGG, KS., INC.                                                   0
  27100                  MELDISCO - GORD 8100 S. 84TH ST., NE., INC.                                                  0
  27101                  MELDISCO - BUR 1245 NW 107TH AVE., FL., INC.                                                 0
  27102                  MELDISCO - BUR 1777 WEST 49TH ST., FL., INC.                                                 0
  27103                  MELDISCO/PAY LESS SANDY, UT., INC.                                                         287
  27104                  MELDISCO - GORD 207 N.E. ENGLEWOOD RD., MO., INC.                                            0
  27105                  MELDISCO - GORD 850 E. 23RD ST., NE., INC.                                                   0
  27106                  MELDISCO - BUR 7303 DADELAND MALL, FL., INC.                                                 0
  27107                  MELDISCO - BUR 4125 CLEVELAND AVE., FL., INC.                                                0
  27108                  MELDISCO - GORD 10001 E. 71ST ST., SOUTH, OK., INC.                                          0
  27109                  MELDISCO - GORD 930 S. BURLINGTON, NE., INC.                                                 0


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  27110                  MELDISCO - GORD 81 LUDWIG DR., IL., INC.                                                     0
  27111                  MELDISCO - GORD 200 CROSSROADS CENTER, IA., INC.                                             0
  27112                  MELDISCO - GORD 17202 LAKESIDE HILLS PLAZA, NE., INC.                                        0
  27113                  MELDISCO - GORD 9350 SHERIDAN BLVD., CO., INC.                                               0
  27114                  MELDISCO - GORD 8760 BLUE RIDGE BLVD., MO., INC.                                             0
  27115                  MELDISCO - BUR 9129 WEST ATLANTIC BLVD., FL., INC.                                           0
  27116                  KLECKLEY AVENUE SHOE ZONE, INC.                                                            567
  27117                  MELDISCO - MCE 100 MAIN ST., NY., INC.                                                       0
  27118                  MELDISCO - GORD 9650 QUIVIRA, KS., INC.                                                      0
  27119                  MELDISCO - BM 1601 THIRD AVENUE, WA., INC.                                                   0
  27120                  MELDISCO - BM 2525 MAIN STREET, WA., INC.                                                    0
  27121                  MELDISCO - GORD 5100 14TH AVE. SW, ND., INC.                                                25
  27122                  MELDISCO - GORD 4401 27TH ST., IL., INC.                                                     0
  27123                  MELDISCO - BM 4502 SOUTH STEELE #700, WA., INC.                                              0
  27124                  MELDISCO - GORD 4600 VINE ST., NE., INC.                                                     0
  27125                  MELDISCO - GORD 4001 S. LOUISE AVE., SD., INC.                                               0
  27126                  BELLAIRE GESSNER SHOE ZONE, INC.                                                           450
  27127                  MELDISCO - GORD 1800 N. 16TH ST., IA., INC.                                                  0
  27128                  SHOE ZONE #8476- HAVENSIGHT FOOTACTION, INC., DBA                                          384
  27129                  MELDISCO - GORD 5808 N. 90TH ST., NE., INC.                                                  0
  27130                  MELDISCO - GORD 6451 QUIVIRA RD., KS., INC.                                                  0
  27131                  MELDISCO - BM 18700 ALDERWOOD BLVD., WA., INC.                                               0
  27132                  MELDISCO - GORD 901 FORT CROOK RD., NE., INC.                                                0
  27133                  MELDISCO - GORD 1111 ALLEN DR., NE., INC.                                                    0
  27134                  MELDISCO - GORD 1400 WEST 22ND, IA., INC.                                                    0
  27135                  MELDISCO - BM 401 NORTH EAST NORTHGATE WAY, WA., INC.                                        0
  27136                  MELDISCO - GORD 1887 SOUTH YALE, OK., INC.                                                   0
  27137                  MELDISCO - BM 400 BELLEVUE SQUARE, WA., INC.                                                 0
  27138                  MELDISC0 - MCE 2 SMITH HAVEN MALL, NY., INC.                                                 0
  27139                  MELDISCO - MCW 750 WEST 7TH STREET, LOS ANGELES, CA  90017                                   0
  27140                  MELDISCO - BM 500 SOUTHCENTER MALL, WA., INC.                                                0
  27141                  MELDISCO - GORD 3501 32ND AVE. S., ND., INC.                                                25
  27142                  MELDISCO - GORD 15892 MANCHESTER RD., MO., INC.                                              0
  27143                  MELDISCO - GORD 14400 E. ALAMEDA AVENUE, CO., INC.                                           0
  27144                  MELDISCO/PAY LESS 101 N. ELY, WA., INC.                                                  1,134
  27145                  MELDISCO W-W 3651 SO. MARYLAND PKWY., NV., INC.                                            220
  27146                  MELDISCO/PAY LESS 10355 FAIRVIEW AVE., ID., INC.                                           107
  27147                  MELDISCO/PAY LESS CANBY, OR., INC.                                                         543
  27148                  MELDISCO/PAY LESS CAMPBELL, OR., INC.                                                    1,406
  27149                  MELDISCO/PAY LESS CALIFORNIA AVE., WA., INC.                                                 0
  27150                  MELDISCO/PAY LESS BRIDGEPORT WAY WEST, WA., INC.                                            68
  27151                  MELDISCO/PAY LESS BREMERTON, WA., INC.                                                     257
  27152                  MELDISCO/PAY LESS BONNEY LAKE, WA., INC.                                                     0
  27153                  MELDISCO/PAY LESS BLAINE, WA., INC.                                                        922
  27154                  MELDISCO/PAY LESS BAINBRIDGE ISLE, WA., INC.                                               981
  27155                  MELDISCO/PAY LESS ASHLAND, OR., INC.                                                     1,329
  27156                  MELDISCO/PAY LESS ARGONNE RD., WA., INC.                                                   126
  27157                  MELDISCO/PAY LESS 1920 LAS VEGAS BLVD. NORTH, NV., INC.                                    138
  27158                  MELDISCO/PAY LESS 1980 NORTH CARSON ST., NV., INC.                                         103


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  27159                  MELDISCO/PAY LESS 1970 ECHO HOLLOW RD., OR., INC.                                          622
  27160                  MELDISCO/PAY LESS 2021 N.W. 185TH ST., OR., INC.                                           928
  27161                  MELDISCO - RA 7211 Elk Grove Blvd., CA., Inc.                                              264
  27162                  MELDISCO/PAY LESS 1001 N. BROADWAY, WA., INC.                                            1,316
  27163                  MELDISCO - MCE 112 EISENHOWER PARKWAY, NJ., INC.                                             0
  27164                  MELDISCO - MCE 151 WEST 34TH ST., NY., INC.                                                  0
  27165                  MELDISCO - MCE 200 COLONIE CENTER, NY., INC.                                                 0
  27166                  MELDISCO - MCE 300 LEHIGH VALLEY MALL, PA., INC.                                             0
  27167                  MELDISCO/PAY LESS 1815 E. FLAMINGO RD., NV., INC.                                           71
  27168                  MELDISCO/PAY LESS 1705 W. BROADWAY, ID., INC.                                            1,162
  27169                  MELDISCO/PAYLESS 610 N.E. 181ST., OR., INC.                                                926
  27170                  MELDISCO - MCE 420 FULTON ST., NY., INC.                                                     0
  27171                  MELDISCO - MCE 450 WASHINGTON ST., MA., INC.                                                 0
  27172                  MELDISCO/PAY LESS 11012 E. CANYON RD. #37, WA., INC.                                       167
  27173                  MELDISCO/PAY LESS 10103 EVERGREEN WAY, WA., INC.                                           118
  27174                  MELDISCO - MCE 40 MALL DRIVE EAST, NJ., INC.                                                 0
  27175                  MELDISCO - MCE 90-1 QUEENS BLVD., NY., INC.                                                  0
  27176                  MELDISCO/PAY LESS ANACORTES, WA., INC.                                                     654
  27177                  MELDISCO/PAY LESS ALOHA, OR., INC.                                                           0
  27178                  MELDISCO/PAY LESS ABERDEEN, WA., INC.                                                      505
  27179                  MELDISCO/PAY LESS  1310 HWY. 101, OR., INC.                                                739
  27180                  Meldisco-MCW 275 Kaahumanu Ave., Hi., Inc.                                                   0
  27181                  MELDISCO/PAY LESS ALLEN BLVD., OR., INC.                                                     0
  27182                  MELDISCO - MCW 341 SUN VALLEY MALL, CA., INC.                                               77
  27183                  MELDISCO/PAY LESS STE. E, TIGARD, OR., INC.                                                541
  27184                  MELDISCO - MCE ROCKAWAY TOWN SQUARE MALL, NJ., INC.                                          0
  27185                  MELDISCO - MCE ROUTE 38 & HADDONFIELD RD., NJ., INC.                                         0
  27186                  MELDISCO - MCE ROUTE 59 NANUET MALL, NY., INC.                                               0
  27187                  MELDISCO - MCE BALTIMORE PIKE & SPROUL RD., PA., INC.                                        0
  27188                  ROCKLAND PLAZA SHOE ZONE, INC.                                                             763
  27189                  NORTHLINE MALL SHOE ZONE, INC.                                                             435
  27190                  MELDISCO - GORD 1901 N. MARKET ST., IL., INC.                                                0
  27191                  MELDISCO - GORD 2500 TRANSIT AVE., IA., INC.                                                 0
  27192                  MELDISCO - MCW 414 K ST., CA., INC.                                                          0
  27193                  MELDISCO - GORD 2201 WEST MEMORIAL RD., OK., INC.                                            0
  27194                  MELDISCO - MCW 500 VINTAGE FAIRE, CA., INC                                                   0
  27195                  MELDISCO - MCE NORTH SHORE MALL ROUTE 114, MA., INC.                                         0
  27196                  SHARPSTOWN SHOE ZONE, INC.                                                                 450
  27197                  MELDISCO/PAY LESS SOUTH YAKIMA AVE. #A, WA., INC.                                          151
  27198                  MELDISCO/PAY LESS SOUTH GRADY WAY, WA., INC.                                               642
  27199                  MELDISCO/PAY LESS SILVERDALE, WA., INC.                                                    270
  27200                  MELDISCO/PAY LESS PORT ANGELES, WA., INC.                                                  267
  27201                  MELDISCO - MCW 98-205 KAONOHI ST., NY., INC.                                                 0
  27202                  MELDISCO - MCW 100 DEL MONTE CENTER, CA., INC.                                               0
  27203                  MELDISCO - MCW 170 O'FARRELL ST., CA., INC.                                                  0
  27204                  MELDISCO - MCW 200 EAST CYPRESS AVENUE, CA., INC.                                            0
  27205                  MELDISCO - MCW 200 WESTMINSTER MALL, CA., INC.                                               0
  27206                  MELDISCO - MCW 300 STANFORD MALL, CA., INC.                                                  0
  27207                  MELDISCO - MCW 301 HILLSDALE MALL, CA., INC.                                                 0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  27208                  MELDISCO/PAY LESS 9200 RAINIER AVE. SOUTH, WA., INC.                                       272
  27209                  MELDISCO/PAY LESS 860 NO. FAIRFIELD RD., UT., INC.                                         854
  27210                  MELDISCO/PAY LESS 1400 W. 6TH ST., OR., INC.                                               167
  27211                  MELDISCO/PAY LESS 1268 LEE BLVD., WA., INC.                                                587
  27212                  MELDISCO/PAY LESS 1515 MARVIN RD. N.E., WA., INC.                                            0
  27213                  MELDISCO/PAY LESS 1642 WILLIAMS HWY., OR., INC.                                          1,045
  27214                  MELDISCO/PAY LESS 1560 COBURG RD., OR., INC.                                               469
  27215                  MELDISCO/PAY LESS 1555 N.E. DIVISION, OR., INC.                                            226
  27216                  MELDISCO/PAY LESS 1651 S.W. ODEM MEDO RD., OR., INC.                                       589
  27217                  MELDISCO/PAY LESS 1645 E. HARBOR ST., OR., INC.                                          2,470
  27218                  MELDISCO/PAY LESS 1814 N.E. 41ST ST., OR., INC.                                              0
  27219                  MELDISCO/PAY LESS 1509 AUBURN WAY SO., WA., INC.                                            49
  27220                  MELDISCO - GORD 2590 HUBBELL AVE., IA., INC.                                                 0
  27221                  MELDISCO - GORD 3000 NW 59TH ST., OK., INC.                                                  0
  27222                  MELDISCO - GORD 3303 S. CAMPBELL AVE., MO., INC.                                             0
  27223                  MELDISCO - GORD 3231 SOUTH VETERAN'S PARK, IL., INC.                                         0
  27224                  MELDISCO/PAY LESS WOODINVILLE, WA., INC.                                                   675
  27225                  MELDISCO/PAY LESS WILSONVILLE RD., OR., INC.                                               495
  27226                  MELDISCO/PAY LESS WESTWOOD VILLAGE WAY, WA., INC.                                          429
  27227                  MELDISCO/PAY LESS WEST NOB HILL BLVD., WA., INC.                                           232
  27228                  MELDISCO - MCE WALT WHITMAN MALL, NY., INC.                                                  0
  27229                  MELDISCO/PAY LESS VALLEY N. S/C, WA., INC.                                                 278
  27230                  MELDISCO/PAY LESS TRIANGLE SHOPPING CTR., WA., INC.                                        472
  27231                  MELDISCO - MCW 555 BROADWAY AVENUE, CA., INC.                                                0
  27232                  MELDISCO/PAY LESS PORT ORCHARD, WA., INC.                                                  916
  27233                  MELDISCO/PAY LESS PULLMAN, WA., INC.                                                       292
  27234                  MELDISCO/PAY LESS RENTON, WA., INC.                                                          0
  27235                  MELDISCO - MCE 5400 AVENUE U, NY., INC.                                                      0
  27236                  MELDISCO - MCE 4401 BLACK HORSE PIKE, NJ., INC.                                              0
  27237                  MELDISCO - MCE 4298 MILLENIA BLVD., FL., INC.                                                0
  27238                  MELDISCO - MCE 3710 HIGHWAY 9 SOUTH, NJ., INC.                                               0
  27239                  MELDISCO - MCE 1201 HOOPER AVENUE, NJ., INC.                                                 0
  27240                  MELDISCO - MCE GREEN ACRES MALL, NY., INC.                                                   0
  27241                  MELDISCO - MCE MONMOUTH MALL, NJ., INC.                                                      0
  27242                  MELDISCO/PAY LESS STANWOOD, WA., INC.                                                    1,644
  27243                  MELDISCO/PAY LESS 660 E. BOISE AVE., ID., INC.                                              47
  27244                  MELDISCO/PAY LESS 461 WEST WILLIAMS AVE., NV., INC.                                        272
  27245                  MELDISCO/PAY LESS 1430 N.W. GARDEN VALLEY BLVD., OR., INC.                               1,411
  27246                  MELDISCO/PAY LESS 181 N.E. HAMPE WAY, WA., INC.                                            113
  27247                  MELDISCO/PAY LESS 1139 ADDISON AVE. E., ID., INC.                                          793
  27248                  MELDISCO/PAY LESS 12TH ST, CO., INC.                                                       229
  27249                  MELDISCO/PAY LESS 1300 EAST 12300 SO., UT., INC.                                           161
  27250                  MELDISCO/PAY LESS EAST 810-29TH AVE., WA., INC.                                            392
  27251                  MELDISCO/PAY LESS COLUMBIA CTR., WA., INC.                                                 515
  27252                  MELDISCO/PAY LESS COOPER POINT RD., WA., INC.                                              324
  27253                  MELDISCO/PAY LESS EAST 2929, SPOKANE, WA., INC.                                            283
  27254                  MELDISCO/PAY LESS 1201 U.S. HWY. 99, OR., INC.                                             487
  27255                  MELDISCO/PAY LESS 1900 S.W. COURT PLACE, OR., INC.                                         515
  27256                  MELDISCO/PAY LESS 922 N.W. CIRCLE BLVD., OR., INC.                                         872


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  27257                  MELDISCO/PAY LESS HAMPDEN AVE., CO., INC.                                                  275
  27258                  MELDISCO/PAY LESS NORTHGLENN, CO., INC.                                                    306
  27259                  MELDISCO/PAY LESS HARRISVILLE, UT., INC.                                                   548
  27260                  MELDISCO/PAY LESS 598 N. WILBUR AVE., WA., INC.                                            152
  27261                  MELDISCO/PAY LESS 501 S.W. 148TH, WA., INC.                                                374
  27262                  MELDISCO/PAY LESS 435 LIBERTY ST., OR., INC.                                               789
  27263                  MELDISCO/PAY LESS 333 WESTFIELD ST., OR., INC.                                             227
  27264                  MELDISCO/PAY LESS LEWISTON CENTER, ID., INC.                                             1,047
  27265                  MELDISCO/PAY LESS 4920-A EVERGREEN, WA., INC.                                              855
  27266                  MELDISCO/PAY LESS 5431 S.W. BVRTN/HILLSDALE HWY., OR., INC.                                365
  27267                  MELDISCO/PAY LESS 5452 RIVER RD. N., OR., INC.                                             335
  27268                  MELDISCO/PAY LESS 5606 SUMMIT VIEW AVE., WA., INC.                                         361
  27269                  MELDISCO/PAY LESS 6802 SOUTH 19TH ST., WA., INC.                                           274
  27270                  MELDISCO/PAY LESS 7500-A 196TH ST., WA., INC.                                              263
  27271                  MELDISCO/PAY LESS 9820 N.E. 132ND ST., WA., INC.                                           347
  27272                  MELDISCO/PAY LESS 802 THIRD AVE., WA., INC.                                                  0
  27273                  MELDISCO/PAY LESS 831 LANCASTER DR. N.E., OR., INC.                                        253
  27274                  MELDISCO/PAY LESS 900 E. MERIDAN #23, WA., INC.                                            405
  27275                  MELDISCO/PAY LESS YUMA, AZ., INC.                                                          778
  27276                  MELDISCO/PAY LESS 251 MARYSVILLE MALL, WA., INC.                                           225
  27277                  MELDISCO/PAY LESS 7714 DIVISION N., WA., INC.                                                0
  27278                  MELDISCO/PAY LESS 8121-80TH NW. ST., WA., INC.                                             331
  27279                  MELDISCO/PAY LESS NO. STATE ST., UT., INC.                                                 540
  27280                  MELDISCO/PAY LESS JEWELL AVE., CO., INC.                                                 1,047
  27281                  MELDISCO/PAY LESS IRONWOOD DR., ID., INC.                                                  339
  27282                  MELDISCO/PAY LESS HOLLADAY, UT., INC.                                                      302
  27283                  MELDISCO/PAY LESS 4514 REGAL ST., WA., INC.                                                211
  27284                  MELDISCO/PAY LESS LAKE MEAD, NV., INC.                                                     232
  27285                  MELDISCO/PAY LESS NORTH 900 WEST, UT., INC.                                              1,426
  27286                  MELDISCO/PAY LESS 230 KESLO DR., WA., INC.                                                 318
  27287                  MELDISCO/PAY LESS 215 N. 4TH ST., WA., INC.                                                 72
  27288                  MELDISCO/PAY LESS 8156 GUIDE MERIDIAN R., WA., INC.                                        612
  27289                  MELDISCO/PAY LESS 4535 UNIVERSITY WAY, WA., INC.                                            94
  27290                  MELDISCO/PAY LESS 601 PIONEER WAY, WA., INC.                                               153
  27291                  MELDISCO/PAY LESS 319 PIKE ST., WA., INC.                                                  140
  27292                  MELDISCO/PAY LESS 981 MEDFORD CTR., OR., INC.                                            1,310
  27293                  MELDISCO/PAY LESS 930 HWY. 396 S., OR., INC.                                               259
  27294                  MELDISCO/PAY LESS MERIDIAN, ID., INC.                                                       94
  27295                  MELDISCO/PAY LESS LITTLETON, CO., INC.                                                      80
  27296                  MELDISCO - GORD 3860 ELMORE AVE., IA., INC.                                                  0
  27297                  MELDISCO - GORD 3245 TOPEKA BLVD., KS., INC.                                                 0
  27298                  MELDISCO/PAY LESS 5520 NORTH DIVISION, WA., INC.                                         1,250
  27299                  MELDISCO/PAY LESS TOTEM LAKE BLVD., WA., INC.                                               31
  27300                  MELDISCO/PAY LESS 205 PINE ST., WA., INC.                                                  412
  27301                  MELDISCO/PAY LESS LORENZI BLVD., NV., INC.                                                 102
  27302                  MELDISCO - MCE 7 BACKUS AVENUE, CT., INC.                                                    0
  27303                  MELDISCO/PAY LESS 8500-35TH AVE. NE., WA., INC.                                            605
  27304                  Galleria Pavilion Feet, Inc.                                                                 0
  27305                  MELDISCO/PAY LESS 57 W. 29TH AVE., OR., INC.                                               646

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  27306                  MELDISCO K-M MCGALLIARD RD IND INC                                                      13,839
  27307                  MELDISCO K-M LANCASTER, OHIO, INC.                                                      18,519
  27308                  MELDISCO K-M MIAMI, FLA., INC.                                                          39,096
  27309                  MELDISCO K-M MADAWASKA, MAINE, INC.                                                      8,322
  27310                  MELDISCO K-M MARATHON, FLA., INC.                                                       13,714
  27311                  MELDISCO K-M MARTINEZ, GA., INC.                                                         7,204
  27312                  MELDISCO K-M JESUP, GA., INC.                                                            8,651
  27313                  MELDISCO K-M INDIAN RIPPLE RD., OHIO, INC.                                              12,549
  27314                  MELDISCO K-M HURON, S.D., INC.                                                          11,659
  27315                  MELDISCO K-M HOLYOKE, MASS., INC.                                                       23,851
  27316                  MELDISCO K-M HIGHWAY 58, TENN., INC.                                                     4,153
  27317                  MELDISCO K-M CONNERSVILLE IND INC                                                        4,797
  27318                  MELDISCO K-M LACEY, WASH., INC.                                                         14,899
  27319                  MELDISCO K-M KINGMAN, ARIZ., INC.                                                       16,624
  27320                  MELDISCO K-M MIDDLETOWN, OHIO, INC.                                                     10,003
  27321                  MELDISCO K-M MONTGOMERY BLVD., N. M., INC.                                              12,699
  27322                  MELDISCO K-M MOORESTOWN, N.J., INC.                                                     27,295
  27323                  MELDISCO K-M LAKE ST., MINN., INC.                                                      52,194
  27324                  MELDISCO K-M DEPEW, N.Y., INC.                                                          24,029
  27325                  MELDISCO K-M DAVENPORT, IA., INC.                                                        2,062
  27326                  MELDISCO K-M GRANDVIEW BLVD., PA., INC.                                                 16,933
  27327                  MELDISCO K-M FRANKFORT, KY., INC.                                                       11,192
  27328                  MELDISCO K-M FAIRHAVEN, MASS., INC.                                                     39,845
  27329                  MELDISCO K-M ELKTON, MD., INC.                                                           8,331
  27330                  MELDISCO K-M DOUGLASVILLE, GA., INC.                                                     9,528
  27331                  MELDISCO K-M SMITHFIELD, N.C., INC.                                                      5,605
  27332                  MELDISCO K-M HERTEL AVE., N.Y., INC.                                                    22,050
  27333                  MELDISCO K-M STRAFFORD-WAYNE, PA., INC.                                                 12,627
  27334                  MELDISCO K-M SPRINGFIELD, ORE., INC.                                                         0
  27335                  MELDISCO K-M SOLON, OHIO, INC.                                                          11,940
  27336                  MELDISCO K-M ALGONA, IOWA, INC.                                                         10,257
  27337                  CRYSTAL LAKE, ILL., MELDISCO K-M, INC.                                                  16,346
  27338                  MELDISCO K-M WOODBURY AVE., N.H., INC.                                                  11,382
  27339                  MELDISCO K-M THIEF RIVER FALLS, MINN., INC.                                             13,420
  27340                  MELDISCO K-M SUPERIOR, WISC., INC.                                                      10,089
  27341                  MELDISCO K-M ANAHEIM, CAL., INC.                                                        28,217
  27342                  MELDISCO K-M BEAUFORT, S.C., INC.                                                       11,256
  27343                  MELDISCO K-M AURORA AVE., WASH., INC.                                                   21,886
  27344                  MELDISCO K-M ARAMINGO AVE., PA., INC.                                                   41,464
  27345                  MELDISCO/PAY LESS SE DIVISION ST., OR., INC.                                               347
  27346                  MELDISCO/PAY LESS 15801 PACIFIC AVE., WA., INC.                                            547
  27347                  MELDISCO/PAY LESS 2680 S. SANTIAM HWY., OR., INC.                                          531
  27348                  MELDISCO/PAY LESS 2603 THIRD AVE., WA., INC.                                                 0
  27349                  MELDISCO/PAY LESS 2515 MAIN ST., WA., INC.                                                 445
  27350                  MELDISCO/PAY LESS 15100 S.E. 38TH ST., WA., INC.                                           389
  27351                  MELDISCO/PAY LESS 11190 S.W. BARNES RD., OR., INC.                                         162
  27352                  MELDISCO/PAYLESS LAS VEGAS, NV., INC.                                                      222
  27353                  MELDISCO/PAY LESS SECOND & ANDERSON, OR., INC.                                             285
  27354                  MELDISCO/PAY LESS 16232 EVERETT HWY., WA., INC.                                            623

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  27355                  MELDISCO/PAY LESS MILTON FREEWATER, OR., INC.                                              201
  27356                  MELDISCO/PAY LESS MID-VALLEY MALL BLK C #1, WA., INC.                                      443
  27357                  MELDISCO/PAY LESS 17051 S.E. 272 ST. #24, WA., INC.                                        850
  27358                  MELDISCO/PAY LESS 18600-B 33RD AVE., WA., INC.                                              86
  27359                  MELDISCO/PAY LESS 19107 BOTHELL WAY, WA., INC.                                             182
  27360                  MELDISCO/PAY LESS GUIDE-MERIDAN AVE., WA., INC.                                            212
  27361                  MELDISCO/PAY LESS GRAVELLY LAKE DR., WA., INC.                                             395
  27362                  MELDISCO/PAY LESS OREGON CITY S/C, OR., INC.                                             1,477
  27363                  MELDISCO/PAY LESS 2440 S.E. 39TH ST., OR., INC.                                              0
  27364                  MELDISCO/PAY LESS NORTH PEARL ST., WA., INC.                                               477
  27365                  MELDISCO/PAY LESS 16261-3 HWY. 101, OR., INC.                                            1,196
  27366                  MELDISCO/PAY LESS 3208 N.E. SUNSET RD., WA., INC.                                          300
  27367                  MELDISCO/PAY LESS 2740 S. SIXTH ST., OR., INC.                                             764
  27368                  MELDISCO/PAY LESS 3055 CEDAR HILLS BLVD., OR., INC.                                        271
  27369                  MELDISCO/PAY LESS 2707 RAINIER AVE., WA., INC.                                           1,147
  27370                  MELDISCO/PAY LESS GRANTS PASS S/C, OR., INC.                                             1,348
  27371                  MELDISCO/PAY LESS GRANDE RONDE PLAZA, OR., INC.                                            519
  27372                  MELDISCO/PAY LESS EDMONDS, WA., INC.                                                       348
  27373                  MELDISCO/PAY LESS 22631 BOTHELL WAY S.E., WA., INC.                                        252
  27374                  MELDISCO/PAY LESS 2507 WELLESLEY AVE., WA., INC.                                           313
  27375                  MELDISCO/PAY LESS GEORGE WASHINGTON WAY, WA., INC.                                          74
  27376                  MELDISCO/PAY LESS FLAMINGO & RAINBOW, NV., INC.                                            318
  27377                  MELDISCO/PAY LESS 12080 S.W. MAIN, OR., INC.                                               236
  27378                  MELDISCO/PAY LESS 12240 SW SCHOLLS FERRY RD., OR., INC.                                      0
  27379                  MELDISCO/PAY LESS 13201 AURORA AVE. N., WA., INC.                                        1,070
  27380                  MELDISCO/PAY LESS 14880 N.E. 24TH ST., WA., INC.                                           735
  27381                  MELDISCO/PAY LESS 17220 REDMOND WAY, WA., INC.                                             290
  27382                  MELDISCO/PAY LESS ENUMCLAW, WA., INC.                                                    1,457
  27383                  MELDISCO/PAY LESS GILLMAN BLVD., WA., INC.                                                 212
  27384                  MELDISCO/PAY LESS 11930 S.E. DIVISION ST., OR., INC.                                       159
  27385                  MELDISCO/PAY LESS 12002 SE SUNNYSIDE RD., OR., INC.                                        191
  27386                  MELDISCO/PAY LESS SEASIDE, OR., INC.                                                     1,783
  27387                  MELDISCO/PAY LESS EAST 3RD ST., OR., INC.                                                1,780
  27388                  MELDISCO/PAY LESS EAST 12115 SPRAGUE AVE., WA., INC.                                         0
  27389                  MELDISCO/PAY LESS NORTH BEND, OR., INC.                                                    321
  27390                  MELDISCO/PAY LESS LAKE STEVENS, WA., INC.                                                  705
  27391                  MELDISCO/PAY LESS 8005 S. VIRGINIA ST., NV., INC.                                          388
  27392                  MELDISCO/PAY LESS 7000 SO., UT., INC.                                                      783
  27393                  MELDISCO/PAY LESS 7670 FAIRVIEW AVE., ID., INC.                                            112
  27394                  MELDISCO/PAY LESS 7575 W. VEGAS DR., NV.,INC.                                               22
  27395                  MELDISCO/PAY LESS 7020 W. STATE ST., ID., INC.                                             358
  27396                  MELDISCO/PAY LESS 5486 SUN VALLEY BLVD., NV., INC.                                         113
  27397                  MELDISCO/PAY LESS 6686 E. LAKE MEAD BLVD., NV., INC.                                       180
  27398                  MELDISCO/PAY LESS 5673 SO. 1900 W., UT., INC.                                            1,345
  27399                  MELDISCO/PAY LESS 5675 S. RAINBOW BLVD., NV., INC.                                          98
  27400                  MELDISCO/PAY LESS 6100 W. VEGAS DR., NV., INC.                                             263
  27401                  MELDISCO/PAY LESS 2992 "F" RD., CO., INC.                                                  116
  27402                  MELDISCO/PAY LESS 3115 NORTH LAS VEGAS BLVD., NV., INC.                                    248
  27403                  MELDISCO/PAY LESS 3300 SO., UT., INC.                                                      242


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  27404                  MELDISCO/PAY LESS W. PULLMAN RD., ID., INC.                                                265
  27405                  MELDISCO/PAY LESS E. MISSISSIPPI, CO., INC.                                                224
  27406                  MELDISCO/PAY LESS EAST WINDMILL LANE, NV., INC.                                            164
  27407                  MELDISCO/PAY LESS FOOTHILLS, CO., INC.                                                      33
  27408                  MELDISCO/PAY LESS GIG HARBOR, WA., INC.                                                    360
  27409                  MELDISCO/PAY LESS 1695 ROBB DRIVE, NV., INC.                                                94
  27410                  MELDISCO/PAY LESS SEDONA, AZ., INC.                                                        304
  27411                  MELDISCO/PAY LESS SO. 9TH E., UT., INC.                                                    796
  27412                  MELDISCO/PAY LESS SOUTH 7TH E., UT., INC.                                                  215
  27413                  MELDISCO/PAY LESS SPRINGCREEK,WY.,INC.                                                       0
  27414                  MELDISCO/PAY LESS ST. GEORGE, UT., INC.                                                    279
  27415                  MELDISCO/PAY LESS TAYLORSVILLE, UT., INC.                                                  135
  27416                  MELDISCO/PAY LESS 178 W. ELLENDALE AVE., OR., INC.                                         530
  27417                  MELDISCO/PAY LESS 1550 NORTH STATE ST., UT., INC.                                           98
  27418                  MELDISCO/PAY LESS 1350 POMERELLE AVE., ID., INC.                                           307
  27419                  MELDISCO/PAY LESS 1410 EAST PRATER WAY, NV., INC.                                          285
  27420                  MELDISCO/PAY LESS 1515 NORTHGATE MILE, ID., INC.                                           463
  27421                  MELDISCO/PAY LESS 1515 W. CRAIG RD., NV., INC.                                             113
  27422                  MELDISCO/PAY LESS 1515 W. STATE ST., ID., INC.                                             544
  27423                  MELDISCO/PAY LESS 19861 STATE ROUTE 2, WA., INC.                                         1,209
  27424                  MELDISCO/PAY LESS 19475 7TH AVE. N.E., WA., INC.                                         3,339
  27425                  MELDISCO/PAY LESS LAKE OSWEGO, OR., INC..                                                  394
  27426                  MELDISCO/PAY LESS LACEY, WA., INC.                                                         251
  27427                  MELDISCO/PAY LESS ISSAQUAH, WA., INC.                                                      572
  27428                  MELDISCO/PAY LESS HOOD RIVER, OR., INC.                                                    140
  27429                  MELDISCO/PAY LESS FACTORIA SQ., WA., INC.                                                  602
  27430                  MELDISCO/PAY LESS EAST WISHKAH, WA., INC.                                                  285
  27431                  MELDISCO/PAY LESS 22311 MOUNTAIN HIGHWAY EAST, WA., INC.                                    62
  27432                  MELDISCO/PAY LESS 18022 6TH AVE. NE., WA., INC.                                            169
  27433                  MELDISCO/PAY LESS 11601 WEST BOWLES AVE., CO., INC.                                        250
  27434                  MELDISCO/PAY LESS 130-20TH AVE., WA., INC.                                                 250
  27435                  MELDISCO/PAY LESS ARAPAHOE, CO., INC.                                                      184
  27436                  MELDISCO/PAY LESS 20901 E. SMOKY HILL RD., CO., INC.                                       166
  27437                  MELDISCO/PAY LESS COLFAX, CO., INC.                                                        341
  27438                  MELDISCO/PAY LESS CENTRAILA, WA., INC.                                                       0
  27439                  MELDISCO/PAY LESS BROADWAY, CO., INC.                                                      137
  27440                  MELDISCO/PAY LESS 9350 WEST SAHARA AVE., NV., INC.                                         306
  27441                  MELDISCO/PAY LESS 8675 SOUTH QUEBEC ST., CO., INC.                                           0
  27442                  MELDISCO/PAY LESS 24044 104TH AVE. S.E., WA., INC.                                         319
  27443                  MELDISCO/PAY LESS 8611 SPRING MOUNTAIN RD., NV., INC.                                       97
  27444                  MELDISCO/PAY LESS 3460 SO. 5600 WEST, UT., INC.                                            177
  27445                  MELDISCO/PAY LESS 3485 LAKE MEAD BLVD., NV., INC.                                          144
  27446                  MELDISCO/PAY LESS 3830 W. SAHARA, NV., INC.                                                438
  27447                  MELDISCO/PAY LESS 4911 CRAIG RD., NV., INC.                                                201
  27448                  MELDISCO/PAY LESS CALDWELL, ID., INC.                                                      268
  27449                  MELDISCO/PAY LESS BLACKFOOT, ID., INC.                                                       0
  27450                  MELDISCO/PAY LESS BOULDER, CO., INC.                                                       163
  27451                  MELDISCO/PAY LESS BOUNTIFUL, UT., INC.                                                     602
  27452                  MELDISCO/PAY LESS BRINGHAM CITY, UT., INC.                                                  23


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  27453                  MELDISCO/PAY LESS 5230 FRANKLIN RD., ID., INC.                                              46
  27454                  MELDISCO/PAY LESS OREM, UT., INC.                                                          222
  27455                  MELDISCO/PAY LESS RAINBOW BLVD., NV., INC.                                                 214
  27456                  MELDISCO/PAY LESS 20518-108TH AVE. SE., WA., INC.                                            0
  27457                  MELDISCO/PAY LESS LINCOLN CITY, OR., INC.                                                  640
  27458                  MELDISCO/PAY LESS 2131 S.W. 336TH, WA., INC.                                               247
  27459                  MELDISCO/PAY LESS 2336 N. COAST HWY., OR., INC.                                            400
  27460                  MELDISCO/PAY LESS 2425 S.E. TUALATIN VALLEY, OR., INC.                                       1
  27461                  MELDISCO/PAY LESS 2050 E. THIRD ST., OR., INC.                                           1,805
  27462                  MELDISCO/PAY LESS COLORADO BLVD., CO., INC.                                                306
  27463                  MELDISCO/PAY LESS DENVER, CO., INC.                                                        116
  27464                  MELDISCO/PAY LESS GLENWOOD SPRING, CO., INC.                                               670
  27465                  MELDISCO/PAY LESS GREELEY, CO., INC.                                                       362
  27466                  MELDISCO/PAY LESS GREENVALLEY PKWY., NV., INC.                                             502
  27467                  MELDISCO/PAY LESS 8500 S. EASTERN BLVD., NV., INC.                                         104
  27468                  MELDISCO/PAY LESS 2100 SO. 23RD E., UT., INC.                                              179
  27469                  MELDISCO/PAY LESS 2513 S. NELLIS BLVD., NV., INC.                                          222
  27470                  MELDISCO/PAY LESS 4975 EAST TROPICANA AVE., NV., INC.                                      191
  27471                  MELDISCO/PAY LESS 700 S.E. 3RD ST., OR., INC.                                              381
  27472                  MELDISCO/PAY LESS 785 S. COLUMBIA RIVER HWY., OR., INC.                                    546
  27473                  MELDISCO/PAY LESS 1327 HWY. 395, NV., INC.                                               1,592
  27474                  MELDISCO/PAY LESS 120-106TH AVE. NE., WA., INC.                                            336
  27475                  MELDISCO/PAY LESS 1524 BIRCHWOOD AVE., WA., INC.                                           120
  27476                  MELDISCO/PAY LESS 4346 N.E. CULLY BLVD., OR., INC.                                         382
  27477                  MELDISCO/PAY LESS 1235 WAVERLY DR. S.E., OR., INC.                                         414
  27478                  MELDISCO/PAY LESS 1231 AUBURN WAY, WA., INC.                                               362
  27479                  MELDISCO/PAY LESS 1225 E. SUNSET DR. ST. 110, WA., INC.                                    134
  27480                  MELDISCO/PAY LESS 451 DIENHARD LANE, ID., INC.                                           1,991
  27481                  MELDISCO/PAY LESS 333 N. SANDHILL BLVD., NV., INC.                                         699
  27482                  MELDISCO/PAY LESS 28TH ST., CO., INC.                                                        0
  27483                  MELDISCO/PAY LESS 26200 PACIFIC HWY. SO., WA., INC.                                        311
  27484                  MELDISCO/PAY LESS 31009 PACIFIC HWY., WA., INC.                                            273
  27485                  MELDISCO/PAY LESS 1ST AVE., CO., INC.                                                      904
  27486                  MELDISCO/PAY LESS 75 WEST PRAIRIE AVE., ID., INC.                                           99
  27487                  MELDISCO/PAY LESS 950 IRON HORSE DR., UT., INC.                                          3,871
  27488                  MELDISCO/PAY LESS 1323 EAST MAIN AVE., WA., INC.                                           242
  27489                  MELDISCO/PAY LESS 750 16TH ST., CO., INC.                                                  212
  27490                  MELDISCO/PAY LESS 819 N. MAIN ST., UT., INC.                                               308
  27491                  MELDISCO/PAY LESS 1400 W. PARK PLAZA, OR., INC.                                            149
  27492                  MELDISCO/PAY LESS 4500 COMMERCIAL STREET S.E., OR., INC.                                   385
  27493                  MELDISCO/PAY LESS 24TH ST., UT., INC.                                                      383
  27494                  MELDISCO/PAY LESS 635 EAST, UT., INC.                                                      161
  27495                  MELDISCO/PAY LESS 600 W. CATALENA DR., AZ., INC.                                           656
  27496                  MELDISCO/PAY LESS 11907 W. ALAMEDA PARKWAY, CO., INC.                                       94
  27497                  MELDISCO/PAY LESS 4220 WHEATON VALLEY WAY N.E., WA., INC.                                  592
  27498                  MELDISCO/PAY LESS 3704-172ND NE. #F, WA., INC.                                             607
  27499                  MELDISCO/PAY LESS 606 OMACHE DR., RT.2, BOX 2101, WA., INC.                              1,355
  27500                  Valley View Shopping Ctr. Footaction, Inc.                                                   0
  27501                  Washington Footaction, Inc.                                                                  0


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  27502                  Southwest Center Footaction, Inc.                                                            0
  27503                  MELDISCO K-M MURRELLS INLET, SC., INC.                                                   9,270
  27504                  La Plaza Mall Footaction, Inc.                                                               0
  27505                  BERKLEY MALL FOOTACTION, INC.                                                                0
  27506                  Parkdale Mall Footaction, Inc.                                                               0
  27507                  Ocean County Mall Footaction, Inc.                                                           0
  27508                  Puente Hills Footaction, Inc.                                                              291
  27509                  Mall of Americas Footaction, Inc.                                                            0
  27510                  Mall St. Vincent Footaction, Inc.                                                          100
  27511                  Forest Village Park Footaction, Inc.                                                       531
  27512                  Washington Square Footaction, Inc.                                                           0
  27513                  Acadiana Footaction, Inc.                                                                    0
  27514                  Albany Mall Footaction, Inc.                                                                 0
  27515                  Albuquerque Footaction, Inc.                                                                 0
  27516                  Aurora Footaction, Inc.                                                                      0
  27517                  Baldwin Hills Footaction, Inc.                                                              12
  27518                  Bergen Footaction, Inc.                                                                      0
  27519                  The Parks Footaction, Inc.                                                                   0
  27520                  Stony Brook Footaction, Inc.                                                                 0
  27521                  St. Louis Center Footaction, Inc.                                                            0
  27522                  South Park Mall Footaction, Inc.                                                         6,411
  27523                  COLUMBIA FOOTACTION, INC.                                                                    0
  27524                  Collin Creek Footaction, Inc.                                                                0
  27525                  Birchwood Mall Footaction, Inc.                                                              0
  27526                  Hanes Mall Footaction, Inc.                                                                  0
  27527                  Tulsa Promenade Footaction, Inc.                                                             0
  27528                  MELDISCO - MCE 100 PARAMUS PARK, NJ., INC.                                                   0
  27529                  Westfarms Open Country, Inc.                                                               386
  27530                  Cumberland Mall Footaction, Inc.                                                             0
  27531                  Eagle Ridge Footaction, Inc.                                                                 0
  27532                  Almeda Footaction, Inc.                                                                      0
  27533                  EASTLAND MALL FOOTACTION, INC.                                                               0
  27534                  Edison Mall Footaction, Inc.                                                                 0
  27535                  Topanga Footaction, Inc.                                                                   275
  27536                  So. Orange Ave. Open Country, Inc.                                                           0
  27537                  MELDISCO K-M 901-99 MARKET ST., PA., INC.                                               33,035
  27538                  MELDISCO K-M 235 PROSPECT AVE., NJ., INC.                                               32,415
  27539                  White Plains Galleria Footaction, Inc.                                                       0
  27540                  Willowbrook Mall Footaction, Inc.                                                            0
  27541                  MELDISCO K-M 301 NOBLE CREEK DR., IN., INC.                                             10,460
  27542                  HOMEWOOD, ILL., MELDISCO K-M, INC.                                                      49,003
  27543                  BELLEVILLE, IL., MELDISCO K-M, INC.                                                      7,814
  27544                  Madison Square Mall Footaction, Inc.                                                         0
  27545                  The Plaza Footaction, Inc.                                                                  25
  27546                  Rio-West Mall Footaction, Inc.                                                               0
  27547                  Rock Hill Mall Footaction, Inc.                                                              0
  27548                  Signal Hill Mall Footaction, Inc.                                                            0
  27549                  Las Americas Footaction, Inc.                                                                0
  27550                  16300 HARLEM, IL., MELDISCO K-M, INC.                                                   46,447


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  27551                  CRESTWOOD, IL., MELDISCO K-M, INC.                                                      17,963
  27552                  MELDISCO K-M 701 SIXTY-EIGHTH ST., MI., INC.                                            31,441
  27553                  MELDISCO K-M 99 MATTHEWS DR., PA., INC.                                                 39,835
  27554                  MELDISCO K-M 200 KENT LANDING, MD., INC.                                                 8,237
  27555                  MELDISCO K-M 19TH ST., TX., INC.                                                        16,384
  27556                  COURT ST., ILL., MELDISCO K-M, INC.                                                     25,968
  27557                  MELDISCO K-M 424 DAIRY RD., N.Y., INC.                                                  33,615
  27558                  MELDISCO K-M 363 SO. BROADWAY, CO., INC.                                                16,546
  27559                  MELDISCO K-M 400 WESTERN AVE., MA., INC.                                                26,931
  27560                  MELDISCO K-M 430 W. RIDGE RD., IN., INC.                                                20,086
  27561                  MELDISCO K-M 1470 NO. BRIDGE ST., OH., INC.                                             31,689
  27562                  MELDISCO K-M 1487 N. HIGH ST., OH., INC.                                                19,084
  27563                  MELDISCO K-M 1341 NW ST. LUCIE, FL., INC.                                               18,007
  27564                  MELDISCO K-M 200 WHITE HORSE PIKE, N.J., INC.                                           26,170
  27565                  MELDISCO K-M 1701 W. EDGAR RD., N.J., INC.                                              26,343
  27566                  MELDISCO K-M 301 GARDNER FIELD RD., CA., INC.                                           13,823
  27567                  MELDISCO K-M 399 TARRYTOWN RD., N.Y., INC.                                              34,841
  27568                  MELDISCO K-M 500 KAMOKILA BLVD., NY., INC.                                              24,430
  27569                  MELDISCO K-M 839 NEW YORK AVE., N.Y., INC.                                              22,323
  27570                  MELDISCO K-M 11725 BUSTLETON AVE., PA., INC.                                            19,023
  27571                  MELDISCO K-M 209 KENTLANDS BLVD., MD., INC.                                             21,001
  27572                  MELDISCO K-M 5 GARDEN LANE, N.H., INC.                                                  18,492
  27573                  MELDISCO K-M 8TH ST., FL., INC.                                                         37,848
  27574                  MELDISCO K-M 1245 GERMANTOWN PARKWAY, TN., INC.                                         24,273
  27575                  MELDISCO K-M 10331 UNIVERSITY AVE., IA., INC.                                           17,148
  27576                  MELDISCO K-M 1000 NUTT ROAD, PA., INC.                                                  15,918
  27577                  MELDISCO K-M 250 WEST 34TH ST., N.Y., INC.                                              90,761
  27578                  MELDISCO K-M 975 FAIRMOUNT AVE., N.Y., INC.                                             20,816
  27579                  MELDISCO K-M 104 DANBURY RD., CT., INC.                                                      0
  27580                  MELDISCO K-M 720 CLAIRTON BLVD., PA., INC.                                              29,242
  27581                  MELDISCO K-M 250 NEW ROAD, NJ., INC.                                                    23,473
  27582                  MELDISCO K-M 3-10 ST. ESTATE THOMAS, V.I., INC.                                          9,809
  27583                  MELDISCO K-M 770 BROADWAY, N.Y., INC.                                                   28,623
  27584                  CHICAGO, IL., N. ELSTON, MELDISCO K-M, INC.                                             30,140
  27585                  MELDISCO K-M 511 W. SANILAC, MI., INC.                                                  17,954
  27586                  MELDISCO K-M MIDWAY PARK, N.C., INC.                                                    10,316
  27587                  MELDISCO K-M 480 WEST ST., N.H., INC.                                                   20,331
  27588                  MELDISCO K-M 550 FIRST COLONIAL RD., VA., INC.                                          17,617
  27589                  MELDISCO K-M 655 SUNLAND PARK, TX., INC.                                                27,115
  27590                  MELDISCO K-M 605 OLD COUNTRY RD., N.Y., INC.                                            14,398
  27591                  MELDISCO K-M 350 GROSSMAN DR., MA., INC.                                                36,768
  27592                  MELDISCO K-M 94-825 LUMININA ST., N.Y., INC.                                            35,297
  27593                  MELDISCO K-M 155 TWIN CITY MALL MO., INC.                                                8,206
  27594                  MELDISCO K-M 141 W. LEE HIGHWAY, VA., INC.                                               6,250
  27595                  MELDISCO K-M 10501 PINES BLVD., FL., INC.                                               28,814
  27596                  MELDISCO K-M 987 ROUTE 6, N.Y., INC.                                                    13,610
  27597                  MELDISCO K-M MITCHELL, S.D., INC.                                                       10,739
  27598                  MELDISCO K-M LOS BANOS, CA., INC.                                                       20,558
  27599                  MELDISCO K-M LUFKIN, TX., INC.                                                          12,599


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  27600                  MELDISCO K-M LUMBERTON, N.C., INC.                                                       9,498
  27601                  MELDISCO K-M LOCK HAVEN, PA., INC.                                                      15,805
  27602                  MELDISCO K-M LONG BEACH, MS., INC.                                                       7,745
  27603                  MELDISCO K-M LORAIN, OH., INC.                                                           9,083
  27604                  MELDISCO K-M LARAMIE, WY., INC.                                                          7,481
  27605                  MELDISCO K-M MALONE, N.Y., INC.                                                         20,447
  27606                  MELDISCO K-M MAPLEWOOD, MO., INC.                                                       15,394
  27607                  MELDISCO K-M MARKET PLACE, AL., INC.                                                    11,285
  27608                  MELDISCO K-M MARSHALL, MN., INC.                                                         7,523
  27609                  FOREST PARK, IL., MELDISCO K-M, INC.                                                    32,709
  27610                  FAIRVIEW HEIGHTS, IL., MELDISCO K-M, INC.                                               13,863
  27611                  MELDISCO K-M 875 EAST "H" ST., CA., INC.                                                28,009
  27612                  MELDISCO K-M 66-26 METROPOLITAN AVE., NY., INC.                                         46,001
  27613                  MELDISCO K-M MONROE, N. C., INC.                                                        18,857
  27614                  MELDISCO K-M WEST 3RD ST IND INC                                                        12,389
  27615                  MELDISCO K-M GROVE CITY, OH., INC.                                                      20,041
  27616                  MELDISCO K-M 2828 N BROADWAY IND INC                                                    12,280
  27617                  MELDISCO K-M BROOKLAWN, N.J., INC.                                                      32,208
  27618                  MELDISCO K-M ROOSEVELT BLVD., PA., INC.                                                 36,759
  27619                  MELDISCO K-M WEBSTER, MASS., INC.                                                       20,644
  27620                  MELDISCO K-M CLARION, PA., INC.                                                         16,590
  27621                  MELDISCO K-M TULLAHOMA, TENN., INC.                                                      5,318
  27622                  MELDISCO K-M THORNDALE, PA., INC.                                                       19,418
  27623                  EFFINGHAM, ILL., MELDISCO K-M, INC.                                                      7,787
  27624                  MELDISCO K-M CLEVELAND RD., GA., INC.                                                   16,252
  27625                  STEGER, ILL., MELDISCO K-M, INC.                                                        19,466
  27626                  MELDISCO K-M 2500 AIRPORT THRUWAY, GA., INC.                                            11,008
  27627                  MELDISCO K-M SPANISH FORK, UTAH, INC.                                                   12,095
  27628                  MELDISCO K-M RHINELANDER, WISC., INC.                                                    6,565
  27629                  MELDISCO K-M BARBERTON, OHIO, INC.                                                      16,915
  27630                  BELVIDERE, ILL., MELDISCO K-M, INC.                                                      9,260
  27631                  MELDISCO K-M MILFORD, CT., INC.                                                         35,066
  27632                  MELDISCO K-M WADSWORTH, OHIO, INC.                                                      14,320
  27633                  MELDISCO K-M EL PASO, TX., INC.                                                         29,688
  27634                  MELDISCO K-M EPHRATA, PA., INC.                                                         23,279
  27635                  MELDISCO K-M SOMERVILLE, MASS., INC.                                                    54,258
  27636                  MELDISCO K-M MANDEVILLE, LA., INC                                                       13,668
  27637                  MELDISCO K-M JONESBORO, ARK., INC.                                                      14,705
  27638                  MELDISCO K-M HUNT RD., OHIO, INC.                                                       13,197
  27639                  MELDISCO K-M LOVELAND, COLO., INC.                                                      13,588
  27640                  SANDY HOLLOW RD., ILL., MELDISCO K-M, INC.                                              19,766
  27641                  VERMILION ST., ILL., MELDISCO K-M, INC.                                                 12,280
  27642                  STERLING, ILL., MELDISCO K-M, INC.                                                      12,872
  27643                  SPRINGFIELD, ILL., MELDISCO K-M, INC.                                                    9,531
  27644                  ROCKFORD, ILL., MELDISCO K-M, INC.                                                      12,098
  27645                  QUINCY, ILL., MELDISCO K-M, INC.                                                        19,932
  27646                  PERU TWP., ILL., MELDISCO K-M, INC.                                                     11,987
  27647                  PEKIN ILL., MELDISCO K-M, INC.                                                          14,603
  27648                  PALATINE, ILL., MELDISCO K-M, INC.                                                      19,274


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  27649                  NAPERVILLE, ILL., MELDISCO K-M, INC.                                                    18,518
  27650                  MILES SHOES MENDISCO K-M DYER ST., EL PASO, TEXAS, INC.                                 16,770
  27651                  MELDISCO K-M FT. OGLETHORPE, GA., INC.                                                  13,451
  27652                  MELDISCO K-M DEWITT, N.Y., INC.                                                         19,615
  27653                  MELDISCO K-M DIVISION ST. W. VA., INC.                                                  15,782
  27654                  MELDISCO K-M DONELSON, TENN, INC.                                                        9,539
  27655                  MELDISCO K-M DOTHAN, ALA., INC.                                                         12,684
  27656                  MELDISCO K-M DOVER, DEL., INC.                                                          12,087
  27657                  MELDISCO K-M DULUTH, MINN., INC.                                                         9,663
  27658                  MELDISCO K-M E. 51ST ST., OKLA., INC.                                                    3,906
  27659                  MELDISCO K-M E. BALTIMORE ST., MD., INC.                                                20,034
  27660                  MELDISCO K-M E. BROAD ST., ALA., INC.                                                    6,436
  27661                  MELDISCO K-M E. HIGH ST., PA., INC.                                                     15,430
  27662                  MELDISCO K-M E. MAIN ST., ARIZ., INC.                                                   19,165
  27663                  MELDISCO K-M E. MARIPOSA RD., CA., INC.                                                 26,290
  27664                  MELDISCO K-M ENGLEWOOD, OHIO, INC.                                                      13,152
  27665                  MELDISCO K-M ENID, OKLA., INC.                                                          10,504
  27666                  MELDISCO K-M EXTON, PA., INC.                                                           13,395
  27667                  MELDISCO K-M CLEMENTON, N.J., INC.                                                      27,641
  27668                  MELDISCO K-M COLISEUM BLVD N IND INC                                                    18,574
  27669                  MELDISCO K-M COMSTOCK TWP., MICH., INC.                                                 10,054
  27670                  MELDISCO K-M CONCORD AVE., CALIF., INC.                                                 30,562
  27671                  MELDISCO K-M CORAOPOLIS, PA., INC.                                                      19,295
  27672                  MELDISCO K-M CORONA, CALIF., INC.                                                       22,008
  27673                  MELDISCO K-M CORUNNA, MICH., INC.                                                       13,646
  27674                  MELDISCO K-M CROFTON, MD., INC.                                                         14,376
  27675                  MELDISCO K-M CROMWELL, CONN., INC.                                                      31,046
  27676                  MELDISCO K-M DALTON, GA., INC.                                                          12,404
  27677                  MELDISCO K-M DAWSON RD., GA., INC.                                                      15,869
  27678                  MELDISCO K-M DAYTON, OHIO, INC.                                                         14,963
  27679                  Lafayette Feet, Inc.                                                                         0
  27680                  Springfield Feet, Inc.                                                                       0
  27681                  Shreveport Feet, Inc.                                                                        0
  27682                  Laredo Feet, Inc.                                                                            0
  27683                  Covington Feet, Inc.                                                                         0
  27684                  Ft. Myers Feet, Inc.                                                                       450
  27685                  Morrow Feet, Inc.                                                                            0
  27686                  Mesquite Feet, Inc.                                                                          0
  27687                  New Orleans Feet, Inc.                                                                       0
  27688                  La Mesa Feet, Inc.                                                                          49
  27689                  Tempe Feet, Inc.                                                                             0
  27690                  San Diego Feet, Inc.                                                                         0
  27691                  Hialeah Feet, Inc.                                                                           0
  27692                  Houston Feet, Inc.                                                                           0
  27693                  Almeda Feet, Inc.                                                                            0
  27694                  East Towne Mall Feet, Inc.                                                                   0
  27695                  Aventura Feet, Inc.                                                                          0
  27696                  Oklahoma City Feet, Inc.                                                                     0
  27697                  Savannah Feet, Inc.                                                                          0


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  27698                  Little Rock Feet, Inc.                                                                       0
  27699                  Vista Feet, Inc.                                                                         7,431
  27700                  Austell Feet, Inc.                                                                           0
  27701                  West Palm Feet, Inc.                                                                         0
  27702                  Brownsville Feet, Inc.                                                                       0
  27703                  Hurst Feet, Inc.                                                                             0
  27704                  Riverchase Feet, Inc.                                                                        0
  27705                  Whitehall Feet, Inc.                                                                         0
  27706                  Princeton Feet, Inc.                                                                       618
  27707                  Southwest Freeway Feet, Inc.                                                                 0
  27708                  Daytona Beach Feet, Inc.                                                                     0
  27709                  Alpharetta Feet, Inc.                                                                        0
  27710                  MELDISCO - GORD 4731 WEST LAWRENCE, WI., INC.                                                0
  27711                  Desert Ridge Feet, Inc.                                                                      0
  27712                  Montgomery Feet, Inc.                                                                        0
  27713                  Norman Feet, Inc.                                                                            0
  27714                  MELDISCO K-M MURDOCK, FL., INC.                                                         30,182
  27715                  MELDISCO K-M MTN. LAUREL PLAZA, PA., INC.                                               33,354
  27716                  MELDISCO K-M MISSION, TX., INC.                                                         26,091
  27717                  MELDISCO K-M MILFORD, MI., INC.                                                         10,785
  27718                  MELDISCO K-M MOJAVE, CA., INC.                                                          19,055
  27719                  MELDISCO K-M MT. VERNON, OHIO, INC.                                                     15,572
  27720                  MELDISCO K-M 560 S. JEFFERSON AVE., TN., INC.                                            9,851
  27721                  MELDISCO K-M 600 N.E. BARRY RD., MO., INC.                                               6,045
  27722                  MELDISCO K-M 453 E. MAIN ST., GA., INC.                                                 13,477
  27723                  CHICAGO ADDISON, IL., MELDISCO K-M, INC.                                                56,541
  27724                  MELDISCO K-M BAD AXE, MICH., INC.                                                       10,746
  27725                  GALESBURG, ILL., MELDISCO K-M, INC.                                                     11,440
  27726                  CHICAGO, ILL., MELDISCO K-M, INC.                                                       47,529
  27727                  MCHENRY, IL., MELDISCO K-M , INC.                                                       11,528
  27728                  CANTON, ILL., MELDISCO K-M, INC.                                                        10,049
  27729                  1880 S.W. AVE., IL., MELDISCO K-M INC.                                                  12,882
  27730                  MELDISCO K-M 610 ROUTE 940 PA., INC.                                                    21,391
  27731                  MELDISCO K-M 5TH ST. HWY., PA., INC.                                                    28,042
  27732                  MELDISCO K-M 723 3RD AVE., IN., INC.                                                    16,454
  27733                  MELDISCO K-M GAYLORD, MICH., INC                                                        13,996
  27734                  MELDISCO K-M RICE LAKE, WISC., INC.                                                     10,736
  27735                  MELDISCO K-M 367 WASHINGTON ST., NH., INC.                                              14,043
  27736                  MELDISCO K-M 625 HWY. #136, WI., INC.                                                    7,500
  27737                  MELDISCO K-M 710 CHICAGO DRIVE, MI., INC.                                               17,608
  27738                  MELDISCO K-M 335 E. BASELINE RD., AZ., INC.                                             36,532
  27739                  MELDISCO K-M 815 E. INNES ST., NC., INC.                                                11,188
  27740                  MELDISCO K-M 830 MAIN ST., ME., INC.                                                    11,630
  27741                  MELDISCO K-M 2 CAMPBELL RD. N.Y., INC.                                                  28,110
  27742                  MELDISCO K-M 27TH AVE., FL., INC.                                                       15,820
  27743                  MELDISCO K-M 101 TOWN & COUNTRY LANE, KY., INC.                                         13,308
  27744                  MELDISCO K-M 104 WATSON GLENN SHOPPING CTR., TN., INC.                                   8,522
  27745                  MELDISCO K-M 300 BRIGHTON AVE., PA., INC.                                               24,507
  27746                  2700 PLAINFIELD RD., IL., MELDISCO K-M, INC.                                            17,955


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  27747                  ASHLAND AVE., IL., MELDISCO K-M, INC.                                                   39,183
  27748                  MELDISCO K-M 875 GREENTREE ROAD,  PA., INC.                                             18,404
  27749                  MACOMB, ILL., MELDISCO K-M, INC.                                                         7,709
  27750                  MELDISCO K-M 1292 INDIANA AVE., OH., INC.                                                6,813
  27751                  MELDISCO K-M 1317 TUSCULUM BLVD., TN., INC.                                              9,686
  27752                  MELDISCO K-M 1000 N. MAIN ST., OH., INC.                                                10,641
  27753                  MELDISCO K-M 1250 PERRY ST., MI., INC.                                                  13,158
  27754                  MELDISCO K-M 103 OAK AVE., WI., INC.                                                    12,222
  27755                  MELDISCO - MCE 100 ROUTE 46, NJ., INC.                                                       0
  27756                  MELDISCO K-M 312 CONSTITUTION DR., VA., INC.                                            13,322
  27757                  MELDISCO K-M 50TH & WADENA, MN., INC.                                                   14,876
  27758                  MELDISCO K-M 1140 E. JOHN SIMS PKWY., FL., INC.                                         12,333
  27759                  MELDISCO K-M 1205 FORDHAM DRIVE, INC.                                                   10,388
  27760                  MILES SHOES MELDISCO MILLS AVE., GREENVILLE, S.C., INC.                                 13,655
  27761                  MILES SHOES MELDISCO CENTRAL AVE., TOLEDO, OHIO, INC.                                   13,365
  27762                  MILES SHOES MELDISCO CHARLOTTESVILLE, VA., INC.                                         30,946
  27763                  MILES SHOES MELDISCO PATTON AVE., ASHEVILLE, N.C., INC.                                 24,329
  27764                  MILES SHOES MELDISCO AMITY GARDENS, N.C., INC.                                          25,932
  27765                  MILES SHOES MELDISCO WARD'S RD. LYNCHBURG, VA., INC.                                    15,935
  27766                  MELDISCO K-M RANDOLPH ST., N.C., INC.                                                    9,812
  27767                  MILES SHOES MELDISCO RIVERSIDE DR. DANVILLE, VA., INC.                                  20,064
  27768                  MILES SHOES MELDISCO K-M 4TH AVE. CHARLESTON, W. VA., INC.                              16,602
  27769                  MILES SHOES MELDISCO K-M BEECHMONT AVE., CINN., OHIO, INC.                              18,837
  27770                  MILES SHOES MELDISCO CAPITAL AVE. B.C., MICH., INC.                                     18,552
  27771                  MILES SHOES MELDISCO K-M WADE HAMPTON BLVD GREENVILLE, SC, INC.                          8,327
  27772                  MILES SHOES MELDISCO WATERLOO, IOWA, INC.                                               16,040
  27773                  MILES SHOES MELDISCO W. PL. RD., ALT., PA., INC.                                        50,795
  27774                  MILES SHOES MELDISCO U.S.10 SAGINAW, MICH., INC.                                        10,313
  27775                  MILES SHOES MELDISCO NAVARRE RD., OREGON, OHIO, INC.                                    15,854
  27776                  MILES SHOES MELDISCO MT. MORRIS, FLINT, MICH., INC.                                     34,477
  27777                  MELDISCO K-M SALISBURY, MD., INC.                                                        8,840
  27778                  SHOE ZONE #8437, INC.                                                                      204
  27779                  MILES SHOES MELDISCO MILLER RD., FLINT, MICH., INC.                                     14,411
  27780                  MILES SHOES MELDISCO K-M WALDEN AVE., BUFF., N.Y., INC.                                 19,713
  27781                  MILES SHOES MELDISCO CORONADO ALBURQUERQUE, NM., INC.                                   16,554
  27782                  MILES SHOES DETTMAN RD. JACKSON MICH., INC.                                             16,303
  27783                  MILES SHOES MELDISCO 4200 W. KELLOGG, WICHITA, KAN., INC.                                8,485
  27784                  MILES SHOES MELDISCO BAY CITY, MICH., INC.                                              21,752
  27785                  MILES SHOES MELDISCO DORT H'WAY FLINT, MICH., INC.                                      18,713
  27786                  MILES SHOES MELDISCO FREEDOM DR., CHARLOTTE, N.C., INC.                                 18,791
  27787                  MILES SHOES MELDISCO HOLLAND DR., SAGINAW, MICH., INC.                                       0
  27788                  Gainesville Feet, Inc.                                                                       0
  27789                  Kennesaw Feet, Inc.                                                                          0
  27790                  Hollywood Feet, Inc.                                                                         0
  27791                  Florida Mall Feet, Inc.                                                                      0
  27792                  Fayetteville Feet, Inc.                                                                      0
  27793                  Duluth Feet, Inc.                                                                          366
  27794                  Chattanooga Feet, Inc.                                                                       0
  27795                  Bannister Feet, Inc.                                                                         0


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  27796                  Augusta Feet, Inc.                                                                           0
  27797                  McAllen Feet, Inc.                                                                           0
  27798                  Overland Park Feet, Inc.                                                                     0
  27799                  Miami Feet, Inc.                                                                             0
  27800                  Stonecrest Feet, Inc.                                                                        0
  27801                  SAN YSIDRO FEET, INC.                                                                        0
  27802                  San Antonio Feet, Inc.                                                                       0
  27803                  Sunrise Feet, Inc.                                                                           0
  27804                  The Forum at Olympia Parkway Feet, Inc.                                                      0
  27805                  Altamonte Springs Feet, Inc.                                                                 0
  27806                  Galleria Feet, Inc.                                                                          0
  27807                  Antioch Feet, Inc.                                                                           0
  27808                  River Ridge Feet, Inc.                                                                       0
  27809                  Quebec Square Feet, Inc.                                                                     0
  27810                  Huntsville Feet, Inc.                                                                        0
  27811                  Market Plaza Feet, Inc.                                                                      0
  27812                  Memphis Feet, Inc.                                                                           0
  27813                  MELDISCO K-M LEE'S SUMMIT, MO., INC.                                                     6,898
  27814                  MELDISCO K-M MOON TOWNSHIP, PA., INC.                                                   29,287
  27815                  MELDISCO K-M WILLOW ST., PA., INC.                                                      24,089
  27816                  MELDISCO K-M RIVERTON, WYO., INC.                                                        3,136
  27817                  MELDSICO K-M NORTHSIDE DR. E., GA., INC.                                                 7,458
  27818                  MELDISCO K-M NEW SMYRNA BEACH, FLA., INC.                                               10,527
  27819                  MELDISCO K-M MT. PLEASANT, PA., INC.                                                    21,308
  27820                  MELDISCO K-M MAAG AVE., CA., INC.                                                       27,661
  27821                  MELDISCO K-M MACON, GA., INC.                                                           14,411
  27822                  Southwyck Fan Club, Inc.                                                                     0
  27823                  MELDISCO K-M MADISON, N.C., INC.                                                         7,887
  27824                  MELDISCO K-M MAIN ST., CA., INC.                                                        27,000
  27825                  MELDISCO K-M MALL DRIVE, OH., INC.                                                       9,755
  27826                  MELDISCO K-M LOS ANGELES, CA., INC.                                                     58,992
  27827                  MELDISCO K-M LANCASTER, S.C., INC.                                                       6,167
  27828                  MELDISCO K-M N. BROAD ST., N.C., INC.                                                    6,329
  27829                  MELDISCO K-M MIDDLE ISLAND, N.Y., INC.                                                  10,119
  27830                  MELDISCO K-M LUTZ, FL., INC.                                                            11,963
  27831                  PARKCHESTER FOOTACTION, INC.                                                                 0
  27832                  MELDISCO - BM 400 COLUMBIA CENTER, WA., INC.                                                 0
  27833                  MELDISCO K-M COEUR D'ALENE, IDAHO, INC.                                                 24,380
  27834                  MELDISCO K-M CLAYTON RD., CA., INC.                                                     25,461
  27835                  MELDISCO K-M CHESAPEAKE, VA., INC.                                                      16,247
  27836                  MELDISCO K-M CAMARILLO, CA., INC.                                                       18,349
  27837                  MELDISCO K-M BROOMFIELD, COLO, INC.                                                      6,629
  27838                  MELDISCO K-M BEMIDJI, MINN., INC.                                                       10,406
  27839                  MELDISCO K-M BELLEVILLE, N.J., INC.                                                     29,087
  27840                  MELDISCO K-M BECKLEY W. VA., INC.                                                       19,270
  27841                  Security Square Mall Footaction, Inc.                                                      544
  27842                  San Jacinto Footaction, Inc.                                                                 0
  27843                  Salmon Run Fan Club, Inc.                                                                    0
  27844                  Rockaway Open Country, Inc.                                                                  0


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  27845                  Rivergate Mall Footaction, Inc.                                                              0
  27846                  Parmatown Fan Club, Inc.                                                                     0
  27847                  Paterson Main Footaction, Inc.                                                               0
  27848                  Southland Terrace Footaction, Inc.                                                           0
  27849                  Southland Mall Footaction, Inc.                                                             71
  27850                  Providence County Fan Club, Inc.                                                             0
  27851                  Post Oak Mall Footaction, Inc.                                                           4,285
  27852                  Pico Rivera Footaction, Inc.                                                                 0
  27853                  PHILADELPHIA FOOTACTION, INC.                                                                0
  27854                  Permian Mall Footaction, Inc.                                                                0
  27855                  Pecanland Mall Footaction, Inc.                                                             25
  27856                  Studio Village Footaction, Inc.                                                            842
  27857                  Staten Island Fan Club, Inc.                                                                 0
  27858                  Springfield Mall Footaction, Inc.                                                            0
  27859                  Northwoods Mall Footaction, Inc.                                                             9
  27860                  Swansea Fan Club, Inc.                                                                       0
  27861                  Sunrise Footaction, Inc.                                                                     0
  27862                  MELDISCO K-M BRADENTON, FLA., INC.                                                      14,415
  27863                  MELDISCO K-M N. GRATIOT AVE., MICH., INC.                                               16,905
  27864                  MELDISCO K-M CAPE CORAL, FLA., INC.                                                     14,816
  27865                  MELDISCO K-M VERO BEACH, FLA., INC.                                                     21,492
  27866                  MELDISCO K-M BATH, N.Y., INC.                                                           14,602
  27867                  MELDISCO K-M JERSEY CITY, N.J., INC.                                                    19,641
  27868                  LOCKPORT, ILL., MELDISCO K-M, INC.                                                       7,525
  27869                  MELDISCO K-M FT. SMITH, ARK., INC.                                                       9,174
  27870                  MELDISCO K-M GREENWICH, N.Y., INC.                                                       7,558
  27871                  MELDISCO K-M CALHOUN, GA., INC.                                                          8,950
  27872                  MELDISCO K-M GLENWOOD SPRINGS, COLO., INC.                                               4,648
  27873                  MELDISCO K-M ARTESIA, N. M., INC.                                                        6,678
  27874                  MELDISCO K-M XENIA, OHIO, INC.                                                           9,891
  27875                  MELDISCO K-M REXBURG, IDAHO, INC.                                                        7,203
  27876                  MELDISCO K-M GRAND RAPIDS, MINN., INC.                                                   8,600
  27877                  MELDISCO K-M ONTARIO,CA., INC.                                                          36,515
  27878                  MELDISCO K-M GRETNA, LA., INC.                                                          10,643
  27879                  MELDISCO K-M SPRINGFIELD, OHIO, INC.                                                     5,866
  27880                  MELDISCO K-M SHAWNEE, OKLA., INC.                                                        5,775
  27881                  Summit Place Fan Club, Inc.                                                                  0
  27882                  Northgate - Seattle Open Country, Inc.                                                     582
  27883                  North Milwaukee Avenue Footaction, Inc.                                                  9,825
  27884                  Newport Center Fan Club, Inc.                                                                0
  27885                  Temple Footaction, Inc.                                                                  2,787
  27886                  Tanglewood Mall R#14 Footaction, Inc.                                                        0
  27887                  Media City Fan Club, Inc.                                                                    0
  27888                  MEMORIAL CITY UPRISE, INC.                                                                   0
  27889                  Melbourne Square Fan Club, Inc.                                                              0
  27890                  Montebello Fan Club, Inc.                                                                    0
  27891                  Montclair Fan Club, Inc.                                                                     0
  27892                  Miami International Fan Club, Inc.                                                           0
  27893                  Mesilla Valley Mall Footaction, Inc.                                                         0


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  27894                  Menlo Park Thom McAn, Inc.                                                                   0
  27895                  Richland Mall Footaction, Inc.                                                           5,330
  27896                  Raleigh Springs Footaction, Inc.                                                         3,258
  27897                  The Landings Footaction, Inc.                                                                0
  27898                  Wrigley Marketplace Footaction, Inc.                                                         0
  27899                  Eastpoint Mall Footaction, Inc.                                                            164
  27900                  Footaction Gulfgate Mall, Inc.                                                              34
  27901                  White Marsh Open Country, Inc.                                                             505
  27902                  ARLINGTON UPRISE, INC.                                                                       0
  27903                  Wiregrass Commons Footaction, Inc.                                                           0
  27904                  WOODLANDS UPRISE, INC.                                                                       0
  27905                  JESSAMINE FOOTACTION, INC.                                                                   0
  27906                  Jefferson Village Footaction, Inc.                                                         139
  27907                  Jefferson Footaction, Inc.                                                                   0
  27908                  Iverson Mall Footaction, Inc.                                                              686
  27909                  Hilltop Footaction, Inc.                                                                     0
  27910                  MELDISCO K-M MCALLEN, TX., INC.                                                         19,390
  27911                  MELDISCO K-M MAUSTON, WI., INC.                                                         11,166
  27912                  MELDISCO K-M MARTELL, CA., INC.                                                         13,546
  27913                  MELDISCO K-M MARSHALLTOWN, IOWA, INC.                                                   10,488
  27914                  MELDISCO K-M EUREKA, CA, INC.                                                           20,059
  27915                  MELDISCO K-M EL MONTE WAY, CA., INC.                                                    25,449
  27916                  MELDISCO K-M ROCKLIN, CA., INC.                                                         17,415
  27917                  MELDISCO K-M NASHVILLE, TN., INC.                                                       13,524
  27918                  MELDISCO K-M SCOTTS VALLEY, CA., INC.                                                   15,652
  27919                  MELDISCO K-M N. CHINA LAKE BLVD., CA., INC.                                              9,738
  27920                  MELDISCO K-M METROTECH DR., VA., INC.                                                   12,992
  27921                  MELDISCO K-M NATCHEZ, MS., INC.                                                          8,761
  27922                  MELDISCO K-M FREEDOM, CALIF., INC.                                                      26,527
  27923                  MELDISCO K-M GEORGETOWN, KY., INC.                                                      10,229
  27924                  MELDISCO K-M FAUKNER RD., CA., INC.                                                     13,248
  27925                  MELDISCO K-M FRANKLIN, N.C., INC.                                                       19,869
  27926                  MELDISCO K-M GENERAL BOOTH BLVD., VA., INC.                                              7,121
  27927                  MELDISCO K-M ROANOKE, VA., INC.                                                         20,529
  27928                  MELDISCO K-M NASHUA, NH., INC.                                                          18,444
  27929                  MELDISCO - MCE 630 OLD COUNTRY RD., NY., INC.                                                0
  27930                  MELDISCO K-M SAN GERMAN, P.R., INC.                                                     36,417
  27931                  MELDISCO K-M SEBRING, FLA., INC.                                                        21,633
  27932                  MELDISCO K-M SEMINOLE, FLA., INC.                                                       22,829
  27933                  MELDISCO K-M ERIE HWY., OH., INC.                                                       23,348
  27934                  MELDISCO K-M FAIRMONT, MN., INC.                                                         5,587
  27935                  MELDISCO K-M DOUGLAS AVE., WI., INC.                                                     9,203
  27936                  MELDISCO K-M DUNDAS, MN., INC.                                                          12,088
  27937                  MELDISCO K-M DURHAM, NC., INC.                                                          13,300
  27938                  MELDISCO K-M EDGEWOOD, PA., INC.                                                        20,198
  27939                  MELDISCO K-M DESERT HOT SPRINGS, CA., INC.                                              26,029
  27940                  MELDISCO K-M FONTANA, CA., INC.                                                         37,191
  27941                  MILES MELDISCO K-M CAPITAL DR., WISC., INC.                                             10,030
  27942                  MELDISCO K-M DELL RANGE BLVD., WY., INC.                                                 8,117


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  27943                  MELDISCO K-M DEVILS LK., N.D., INC.                                                      8,505
  27944                  MELDISCO K-M ELKO, NV., INC.                                                            11,697
  27945                  MILES MELDISCO K-M BRAGG BLVD., N.C., INC.                                              12,360
  27946                  MILES MELDISCO K-M STONE-ROSE, N.C., INC.                                               16,384
  27947                  MELDISCO K-M SAN MATEO, CA., INC.                                                       36,065
  27948                  MELDISCO K-M SANTA BARBARA, CA., INC.                                                   32,570
  27949                  MELDISCO K-M SCOTT DEPOT, WV., INC.                                                     13,136
  27950                  MELDISCO K-M MEDFORD, WI., INC.                                                         13,533
  27951                  MELDISCO K-M MERAUX, LA., INC.                                                          17,315
  27952                  MELDISCO K-M ROSEBURG, OR., INC.                                                        14,701
  27953                  MELDISCO K-M N. COLUMBIA, GA., INC.                                                      6,696
  27954                  MELDISCO K-M S. MADISON AVE., GA., INC.                                                  9,759
  27955                  MELDISCO K-M N. COURT ST., OH., INC.                                                    21,968
  27956                  MONTGOMERY, IL., MELDISCO K-M, INC.                                                     24,416
  27957                  Eastland-Columbus Footaction, Inc.                                                           0
  27958                  Seminary South Footaction, Inc.                                                              0
  27959                  Regency Square Footaction, Inc.                                                              0
  27960                  Elizabeth Footaction, Inc.                                                                   0
  27961                  Baton Rouge Footaction, Inc.                                                                 0
  27962                  Coddingtown Footaction, Inc.                                                                 0
  27963                  Florin Center Footaction, Inc.                                                               0
  27964                  Arsenal Footaction, Inc.                                                                     0
  27965                  Florida Mall Footaction, Inc.                                                                0
  27966                  Bakersfield Footaction, Inc.                                                                 0
  27967                  Beaver Mall Footaction, Inc.                                                                 0
  27968                  Woodland Hills Footaction, Inc.                                                              0
  27969                  Greenmount Footaction, Inc.                                                                  0
  27970                  Mccreeless Mall Footaction, Inc.                                                             0
  27971                  North Riverside Fan Club, Inc.                                                               0
  27972                  Northgate - Durham Footaction, Inc.                                                          0
  27973                  Brunswick Square Footaction, Inc.                                                            0
  27974                  Burlington Center (N.J.) Footaction, Inc.                                                    0
  27975                  Colonial Heights Footaction, Inc.                                                            0
  27976                  CENTURY FOOTACTION, INC.                                                                     0
  27977                  Southland-Hayward Footaction, Inc.                                                           0
  27978                  Coral Square Footaction, Inc.                                                                0
  27979                  Ross Park Mall Footaction, Inc.                                                              0
  27980                  Braintree Footaction, Inc.                                                                   0
  27981                  Belden Footaction, Inc.                                                                      0
  27982                  Brazos Mall Footaction, Inc.                                                                 0
  27983                  Granger Footaction, Inc.                                                                     0
  27984                  Greenbrier Mall Footaction, Inc.                                                            12
  27985                  Tacoma Mall Footaction, Inc.                                                                 0
  27986                  Cheltenham Square Footaction, Inc.                                                           0
  27987                  Oxford Valley Mall Footaction, Inc.                                                          0
  27988                  MELDISCO - MCE 500 GARDEN STATE PLAZA, NJ., INC.                                             0
  27989                  Southern Park Footaction, Inc.                                                               0
  27990                  Shannon Footaction, Inc.                                                                     0
  27991                  Pearlridge Footaction, Inc.                                                                 82


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  27992                  Orange Park (FLA.) Footaction, Inc.                                                          0
  27993                  Midland Park Footaction, Inc.                                                            4,412
  27994                  Ridgedale Fan Club, Inc.                                                                     0
  27995                  Peabody Open Country, Inc.                                                                   0
  27996                  Chicago Ridge Footaction                                                                     0
  27997                  Menlo Park Fan Club, Inc.                                                                    0
  27998                  Merritt Island Footaction. Inc.                                                              0
  27999                  Md., Wheaton Footaction, Inc.                                                              165
  28000                  Biltmore Square Footaction, Inc.                                                             0
  28001                  Harlem-Irving Footaction, Inc.                                                               0
  28002                  Ingram Park Footaction, Inc.                                                                 0
  28003                  Macon Mall Footaction, Inc.                                                                  0
  28004                  Virginia Center Commons Footaction, Inc.                                                    44
  28005                  Miami Flagler Footaction, Inc.                                                               0
  28006                  CT Post Fan Club, Inc.                                                                     516
  28007                  Covina (Cal.) Footaction, Inc.                                                               0
  28008                  Christiana Footaction, Inc.                                                                  0
  28009                  Manassas Footaction                                                                     22,802
  28010                  Governor's Square Footaction, Inc.                                                           0
  28011                  Sunland Park Footaction, Inc.                                                                0
  28012                  Denton Footaction, Inc.                                                                  2,238
  28013                  Broadway Footaction, Inc.                                                                    0
  28014                  Cutler Ridge Mall Footaction, Inc.                                                           0
  28015                  MELDISCO K-M CHEMLSFORD, MASS., INC.                                                    31,596
  28016                  MELDISCO K-M CHALKVILLE MTN. RD., AL., INC.                                             10,639
  28017                  MELDISCO K-M CHAGRIN FALLS, OH., INC.                                                    9,893
  28018                  MELDISCO K-M CARROLL, IOWA, INC.                                                        11,520
  28019                  MELDISCO K-M CANTON, GA., INC.                                                          14,179
  28020                  MELDISCO K-M CAMDEN, S.C., INC.                                                          4,145
  28021                  MELDISCO K-M BREVARD RD., N.C., INC.                                                    16,526
  28022                  MELDISCO K-M BRIGHTON, COLO., INC.                                                       9,271
  28023                  MELDISCO K-M BRYAN, OHIO, INC.                                                           8,153
  28024                  MELDISCO K-M BUFORD, GA., INC.                                                          20,715
  28025                  MELDISCO K-M BURBANK, CA., INC.                                                         37,323
  28026                  MELDISCO K-M AUSTIN, MINN., INC.                                                        11,297
  28027                  MELDISCO K-M ATWATER, CA., INC.                                                         22,310
  28028                  MELDISCO K-M ATTLEBORO FALLS, MASS., INC.                                               54,061
  28029                  MELDISCO K-M BURTON LANE, IN., INC.                                                     10,497
  28030                  MELDISCO K-M BURLINGTON, WI., INC.                                                       8,216
  28031                  MELDISCO K-M BURLINGTON, WA., INC.                                                      17,886
  28032                  MELDISCO K-M BURLINGTON PIKE, KY., INC.                                                 19,904
  28033                  MELDISCO K-M CALLAWAY, FLA., INC.                                                        7,863
  28034                  MELDISCO K-M BUTTE, MT., INC.                                                           10,565
  28035                  MELDISCO K-M CHESTER, VA., INC.                                                         16,659
  28036                  MELDISCO K-M BLUEFIELD, W.VA., INC.                                                     18,926
  28037                  MELDISCO K-M BONITA SPRINGS, FL., INC.                                                  22,720
  28038                  MELDISCO K-M AMERICAN FORK, UT., INC.                                                    9,031
  28039                  MELDISCO K-M ANOKA, MN., INC.                                                           12,402
  28040                  MELDISCO K-M APPLE VALLEY, CA., INC.                                                    19,873

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  28041                  MELDISCO K-M ARECIBO, PR., INC.                                                         55,019
  28042                  MELDISCO K-M ARROYO GRANDE, CA., INC.                                                   17,834
  28043                  MELDISCO K-M ASHTABULA, OHIO, INC.                                                      16,814
  28044                  MELDISCO K-M ATASCADERO, CA., INC.                                                      20,963
  28045                  MELDISCO K-M BLACKSBURG, VA., INC.                                                      14,717
  28046                  MELDISCO K-M BIG BEAR LAKE, CA., INC.                                                   43,356
  28047                  MELDISCO K-M BELLEVIEW, FL., INC.                                                       19,268
  28048                  MELDISCO K-M BELL AVE., WI., INC.                                                       12,736
  28049                  MELDISCO K-M BANNING, CA., INC.                                                         31,479
  28050                  MELDISCO K-M CHESTERTON IND INC                                                          9,408
  28051                  MELDISCO K-M BALLWIN, MO., INC.                                                         11,300
  28052                  MELDISCO K-M ASHEVILLE, N.C., INC.                                                       5,478
  28053                  MELDISCO K-M NEW ALBANY IN INC                                                          12,913
  28054                  MELDISCO K-M SPRINGFIELD, VA., INC.                                                     11,094
  28055                  MELDISCO K-M RICHFIELD, UT., INC.                                                        3,519
  28056                  MELDISCO K-M ST. PETERSBURG, FLA., INC.                                                 17,440
  28057                  MELDISCO K-M RICHFIELD, MINN., INC.                                                      6,457
  28058                  MELDISCO K-M WILLMAR, MINN., INC.                                                       10,235
  28059                  MELDISCO K-M MAULDIN, S.C., INC.                                                         7,027
  28060                  MELDISCO K-M WARREN, PA., INC.                                                          18,225
  28061                  MELDISCO K-M FORT PAYNE, ALA., INC.                                                      5,344
  28062                  MELDISCO K-M GALLIPOLIS, OHIO, INC.                                                     11,507
  28063                  MELDISCO K-M PORT ORANGE, FLA., INC.                                                    10,736
  28064                  MELDISCO K-M KATELLA AVE., CA., INC.                                                    26,101
  28065                  MELDISCO K-M SAN JOSE BLVD., FLA., INC.                                                 14,265
  28066                  MELDISCO K-M SOMERSET, N.J., INC.                                                       12,113
  28067                  MELDISCO K-M INDIANA, PA., INC.                                                         20,806
  28068                  MELDISCO K-M OAKDALE, MINN., INC.                                                       16,547
  28069                  MELDISCO K-M ITHACA, N.Y., INC.                                                         21,812
  28070                  MELDISCO K-M SOMERSET, KY., INC.                                                        19,951
  28071                  MELDISCO K-M TEMPLE TERRACE, FLA., INC.                                                 17,159
  28072                  MELDISCO K-M UNION LAKE, MICH., INC.                                                    13,155
  28073                  MELDISCO K-M 5200 GLADIOLUS, DR., FLA., INC.                                            19,039
  28074                  MELDISCO K-M DUBOIS, PA., INC.                                                          26,656
  28075                  MELDISCO K-M TUCUMCARI, N. M., INC.                                                      4,427
  28076                  MELDISCO K-M HIGH POINT, N.C., INC.                                                     14,938
  28077                  MELDISCO K-M BAXTER, MINN., INC.                                                           452
  28078                  MELDISCO K-M DEPTFORD, N.J., INC.                                                       16,985
  28079                  MELDISCO K-M PALM BAY, FLA., INC.                                                       24,894
  28080                  MELDISCO K-M SPRINGDALE, ARK., INC.                                                      4,470
  28081                  MELDISCO K-M PHILADELPHIA, PA., INC.                                                    26,591
  28082                  MELDISCO K-M LODI, N.J., INC.                                                           19,581
  28083                  MELDISCO K-M CHEHALIS, WASH., INC.                                                      14,175
  28084                  MELDISCO K-M BRADFORD, PA., INC.                                                         1,887
  28085                  MELDISCO K-M CARY, N.C., INC.                                                           13,068
  28086                  MELDISCO K-M CLIFTON HEIGHTS, PA., INC.                                                 19,418
  28087                  MELDISCO K-M LODI, CA., INC.                                                            17,967
  28088                  MELDISCO K-M TORRINGTON, CONN., INC.                                                    21,454
  28089                  MELDISCO K-M DICKSON, TENN., INC.                                                        6,266

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  28090                  MELDISCO K-M CULLMAN, ALA., INC.                                                        11,742
  28091                  MELDISCO K-M NORTH BLVD., N.C., INC.                                                     6,927
  28092                  MELDISCO K-M ROUTE 10, MISS., INC.                                                       8,762
  28093                  MELDISCO K-M OREGON AVE., PA., INC.                                                     32,196
  28094                  MELDISCO K-M GOODLETTSVILLE, TN., INC.                                                   8,953
  28095                  MELDISCO K-M BENSALEM, PA., INC.                                                        27,452
  28096                  MELDISCO K-M N. TYLER ST., KS., INC.                                                     5,601
  28097                  MELDISCO K-M PENSACOLA, FLA., INC.                                                      11,875
  28098                  WEST FRANKFORT, ILL., MELDISCO K-M, INC.                                                 6,666
  28099                  MELDISCO K-M RAINBOW CITY, ALA., INC.                                                    3,514
  28100                  MELDISCO K-M MISSION BELL, FLA., INC.                                                   13,462
  28101                  MELDISCO K-M ATHENS, ALA., INC.                                                         10,741
  28102                  MELDISCO K-M INDIANAPOLIS IN INC                                                        15,789
  28103                  MELDISCO K-M LAYTON, UT., INC.                                                          20,849
  28104                  MELDISCO K-M JASPER, ALA., INC.                                                         12,601
  28105                  MELDISCO K-M SAN YSIDRO, CALIFORNIA., INC.                                              71,165
  28106                  MELDISCO K-M HWY 51 N WISC., INC.                                                       12,182
  28107                  MELDISCO K-M PINOLE, CA., INC.                                                          26,305
  28108                  MELDISCO K-M GARFIELD, MICH., INC.                                                      18,939
  28109                  MELDISCO K-M INTERNATIONAL FALLS, MN., INC.                                              6,598
  28110                  MELDISCO K-M LOGAN, UTAH., INC.                                                         11,268
  28111                  MELDISCO K-M AUBURN, CA., INC.                                                          18,637
  28112                  MELDISCO K-M LEECHBURG, PA., INC.                                                       19,179
  28113                  MELDISCO K-M PORTLAND, TX., INC.                                                        14,980
  28114                  MELDISCO K-M STREETSBORO, OH., INC.                                                     16,364
  28115                  MELDISCO K-M SEVIERVILLE, TN., INC.                                                      7,971
  28116                  MELDISCO K-M CONNEAUT, OH., INC.                                                         8,375
  28117                  MELDISCO K-M MADISON, OHIO, INC.                                                        10,116
  28118                  MELDISCO K-M GAS CITY IND INC                                                           10,965
  28119                  MELDISCO K-M MARINE CITY, MI., INC.                                                     14,894
  28120                  MELDISCO K-M ATLANTIC, IOWA, INC.                                                        5,904
  28121                  MELDISCO K-M WINTER PARK, FLA., INC.                                                    19,056
  28122                  MELDISCO K-M WAVELAND, MISS., INC.                                                       5,632
  28123                  MELDISCO K-M ROSS CLARK CIRCLE, ALA., INC.                                               9,762
  28124                  MELDISCO K-M RUSSELLVILLE, ARK., INC.                                                    7,340
  28125                  MELDISCO K-M OTTUMWA, IOWA, INC.                                                        10,350
  28126                  MELDISCO K-M MARYSVILLE, WA., INC.                                                      19,233
  28127                  MELDISCO K-M OMAHA, NEB., INC.                                                          12,598
  28128                  MELDISCO K-M BUSINESS SPUR, MICH., INC.                                                  9,277
  28129                  MELDISCO K-M PIQUA, OHIO, INC.                                                          10,820
  28130                  MELDISCO K-M MAYSVILLE, KY., INC                                                        14,871
  28131                  WASHINGTON, ILL., MELDISCO K-M, INC.                                                     6,494
  28132                  Colonial Feet, Inc.                                                                          0
  28133                  Laurel Centre Footaction, Inc.                                                             224
  28134                  Irving Footaction, Inc.                                                                      0
  28135                  Carolina Footaction, Inc.                                                                    0
  28136                  Canal and Bourbon St. Footaction, Inc.                                                       0
  28137                  Longview Footaction, Inc.                                                                3,563
  28138                  Bonita Lakes Footaction, Inc.                                                               25

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  28139                  Augusta Mall Footaction, Inc.                                                                0
  28140                  Eatontown Open Country, Inc.                                                                 0
  28141                  CARY FOOTACTION, INC.                                                                        0
  28142                  East Towne Mall Footaction, Inc.                                                             0
  28143                  Basset Center Footaction, Inc.                                                               0
  28144                  Raceway Fan Club, Inc.                                                                       0
  28145                  Carousal Center Footaction, Inc.                                                             0
  28146                  Colonial Park Footaction, Inc.                                                               0
  28147                  Avenida Norte Footaction, Inc.                                                               0
  28148                  Bradley Square Footaction, Inc.                                                              0
  28149                  DEPTFORD FOOTACTION, INC.                                                                    0
  28150                  Eastridge Mall Footaction, Inc.                                                              0
  28151                  Trumbull Park Fan Club, Inc.                                                                52
  28152                  Southpark Footaction, Inc.                                                                   0
  28153                  Valley Hills Footaction, Inc.                                                               34
  28154                  West Oaks Footaction, Inc.                                                                   0
  28155                  Northwest Footaction, Inc.                                                                   0
  28156                  Village Mall Footaction, Inc.                                                                0
  28157                  Vintage Faire Footaction, Inc.                                                               0
  28158                  Redondo Beach Footaction, Inc.                                                               0
  28159                  River Ridge Mall Footaction, Inc.                                                            0
  28160                  Charlottesville Fashion Sq. Footaction, Inc.                                                 0
  28161                  MILES MELDISCO K-M GARDEN CITY, MICH., INC.                                             33,704
  28162                  MILES MELDISCO K-M IOWA ST., CALIF., INC.                                               24,031
  28163                  LOVES PARK, ILL., MELDISCO K-M, INC.                                                    12,640
  28164                  MELDISCO K-M AURORA, COLO., INC.                                                        37,488
  28165                  MILES MELDISCO K-M EVERETT, WASH., INC.                                                 26,168
  28166                  MILES MELDISCO K-M FILMORE COLORADO, INC.                                               21,201
  28167                  MILES MELDISCO K-M FITCHBURG MA, INC.                                                   34,355
  28168                  MILES MELDISCO K-M FLORISSANT, MO., INC.                                                19,720
  28169                  MILES MELDISCO K-M FORT COLLINS, COLO., INC.                                             6,100
  28170                  MILES MELDISCO K M FORT WAYNE IND INC                                                   14,288
  28171                  MILES MELDISCO K-M FRUITVILLE, PA., INC.                                                25,766
  28172                  Eastgate Footaction, Inc.                                                                    0
  28173                  Dolphin Mall Footaction, Inc.                                                                0
  28174                  MILES MELDISCO K-M FT LAUDERDALE INC                                                    42,063
  28175                  MELDISCO K-M AUBURN, MAINE, INC.                                                        37,353
  28176                  MELDISCO K-M ALBANY, ORE., INC.                                                         15,662
  28177                  MELDISCO K-M ANNANDALE, VA., INC.                                                       30,120
  28178                  MELDISCO K-M 6101 NORTH MILITARY, VA., INC.                                             26,168
  28179                  MELDISCO K-M 3610 PECK RD., CA., INC.                                                   32,696
  28180                  MELDISCO K-M 6015 CYPRUS GARDENS BLVD., FL., INC.                                       19,320
  28181                  MELDISCO K-M 1998 BRUCKNER BLVD., NY., INC.                                             28,456
  28182                  MELDISCO K-M 2280 OCEAN AVE., N.Y., INC.                                                24,633
  28183                  MELDISCO K-M 2643 PONCE BY-PASS, NY., INC.                                              48,969
  28184                  MELDISCO K-M 3247 W. MINERAL KING AVE., CA., INC.                                       27,834
  28185                  MELDISCO K-M 3901 HOLLAND RD., VA., INC.                                                25,377
  28186                  MELDISCO K-M 4651 SO. U.S. HWY. 41, IN., INC.                                           24,650
  28187                  MELDISCO K-M 4340 OKEECHOBEE BLVD., FL., INC.                                           39,427

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  28188                  MELDISCO K-M 4023 S. NOLAND, MO., INC.                                                  13,215
  28189                  MELDISCO K-M 3901 LEMAY FERRY RD., MO., INC.                                            19,579
  28190                  MELDISCO K-M 1745 QUENTIN, PA., INC.                                                    24,954
  28191                  MELDISCO K-M 3101 S. GLENSTONE, MO., INC.                                               13,641
  28192                  MELDISCO K-M 8730 RIO, CA., INC.                                                        24,927
  28193                  MELDISCO K-M 8571 RIVERS AVE., S.C., INC.                                               12,711
  28194                  MELDISCO K-M 4855 SUMMIT RIDGE, NV., INC.                                               18,905
  28195                  MELDISCO K-M 5590 MABLETON PKWY., GA., INC.                                             15,388
  28196                  MELDISCO K-M 5750 NW 183RD ST., FL., INC.                                               41,802
  28197                  MELDISCO K-M 2900 BELLFLOWER BLVD., CA., INC.                                           25,134
  28198                  MELDISCO K-M 2855 DUNN RD., MO., INC.                                                   13,474
  28199                  MELDISCO K-M 2999 SW 32ND AVE., FL., INC.                                                2,836
  28200                  MELDISCO K-M 7501 WEST WASHINGTON, NV., INC.                                            32,137
  28201                  MELDISCO K-M 3000 ISLAND AVE., PA., INC.                                                17,139
  28202                  MELDISCO K-M 2940 VETERANS BLVD., LA., INC.                                             21,917
  28203                  MELDISCO K-M 26100 GRATIOT AVE., MICH., INC.                                            55,489
  28204                  MELDISCO K-M 25301 ROCKAWAY BLVD., NY., INC.                                            15,916
  28205                  MELDISCO K-M 12713 TAMIAMI, FL., INC.                                                   19,084
  28206                  MELDISCO K-M 8800 FRANKFORD AVE., PA., INC.                                             21,449
  28207                  MELDISCO K-M 20900 SO. MAIN ST., CA., INC.                                              62,573
  28208                  MELDISCO K-M BRONX, N.Y., INC.                                                          39,759
  28209                  MELDISCO K-M BRANSON, MO., INC.                                                         18,746
  28210                  MELDISCO K-M BISHOP, CA., INC.                                                          16,474
  28211                  MELDISCO K-M BLYTHE, CA., INC.                                                          16,550
  28212                  MELDISCO K-M BELL RD., AZ., INC.                                                        18,223
  28213                  MELDISCO K-M 7055 E. BROADWAY, AZ., INC.                                                44,893
  28214                  MELDISCO K-M BURNSVILLE, MINN., INC.                                                    18,493
  28215                  MELDISCO K-M BEDFORD IND INC                                                             7,486
  28216                  MELDISCO K-M BAYAMON, PR., INC.                                                         76,664
  28217                  MELDISCO K-M BATAVIA, N.Y., INC.                                                        20,610
  28218                  MELDISCO K-M 3808 BRADY ST., IA., INC.                                                   9,185
  28219                  MELDISCO K-M 3800 OAKWOOD BLVD., FL., INC.                                              54,742
  28220                  MELDISCO K-M 3625 E. 18TH ST., CA., INC.                                                19,645
  28221                  MELDISCO K-M BEAVER FALLS, PA., INC.                                                    15,626
  28222                  MELDISCO K-M ANNAPOLIS, MD., INC.                                                       18,315
  28223                  MELDISCO K-M AMHERST, OHIO, INC.                                                        39,824
  28224                  MELDISCO K-M AMES, IOWA, INC.                                                           13,239
  28225                  MELDISCO K-M ALPENA, MICH, INC.                                                         14,448
  28226                  MELDISCO K-M ALLEGANY, N.Y., INC.                                                       21,499
  28227                  MELDISCO K-M BARTOW RD., FLA., INC.                                                     19,477
  28228                  MELDISCO K-M 8000 VICTOR PITTSFORD RD., N.Y., INC.                                      24,341
  28229                  Lakeforest Fan Club, Inc.                                                                  133
  28230                  Hanford Fan Club, Inc.                                                                       9
  28231                  Greece Town Mall Fan Club, Inc.                                                              0
  28232                  Fox Valley Footaction, Inc.                                                                  0
  28233                  Boulevard Mall Fan Club, Inc.                                                                0
  28234                  Harrisburg East Footaction, Inc.                                                             0
  28235                  Hattisburg Footaction, Inc.                                                                 25
  28236                  Haywood Footaction, Inc.                                                                     0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  28237                  Hulen Footaction, Inc.                                                                      21
  28238                  INDEPENDENCE MALL FOOTACTION, INC.                                                           0
  28239                  Regency Square Footaction, Inc.                                                              0
  28240                  Serramonte Footaction, Inc.                                                              3,268
  28241                  Park City Footaction, Inc.                                                                   0
  28242                  Prince George's Footaction, Inc.                                                           493
  28243                  Prien Lake Footaction, Inc.                                                                  0
  28244                  MELDISCO/PAY LESS HINES, OR., INC.                                                       2,127
  28245                  Palm Beach Footaction, Inc.                                                                  0
  28246                  Ocala Footaction, Inc.                                                                       0
  28247                  Oxmoor Center Footaction, Inc                                                                0
  28248                  Cortana Footaction, Inc.                                                                     0
  28249                  Emerald Square Footaction, Inc.                                                              0
  28250                  Fairlane Footaction, Inc.                                                                    0
  28251                  Oakwood Footaction, Inc.                                                                     0
  28252                  Cherry Hill Footaction, Inc.                                                                 0
  28253                  Cloverleaf Footaction, Inc.                                                                  0
  28254                  Coronado Center Footaction, Inc.                                                             0
  28255                  PLaza del Caribe Footaction, Inc.                                                            0
  28256                  MILES MELDISCO K-M LINDBERGH ST. LOUIS, INC.                                            17,600
  28257                  MELDISCO K-M W. COVINA, CA., INC.                                                       23,281
  28258                  MELDISCO K-M APPLE AVE., MICH., INC.                                                    24,911
  28259                  MELDISCO K-M REDWOOD CITY, CA., INC.                                                    42,583
  28260                  MELDISCO K-M HOUMA, LA., INC.                                                           10,660
  28261                  MELDISCO K-M MIDLAND, MICH., INC.                                                       10,270
  28262                  LANSING, ILL., MELDISCO K-M, INC.                                                       21,816
  28263                  MELDISCO K-M BEACON WOODS DR., FLA., INC.                                               23,011
  28264                  MELDISCO K-M VINELAND, N.J., INC.                                                       30,101
  28265                  MELDISCO K-M POCATELLO, INC.                                                             8,902
  28266                  MELDISCO K-M FT. MYERS, FLA., INC                                                       21,535
  28267                  MELDISCO K-M TEMPLE CITY, CA., INC.                                                     34,612
  28268                  MELDISCO K-M CUDAHY, CALIF., INC.                                                       44,712
  28269                  ROCK ISLAND, ILL., MELDISCO K-M, INC.                                                   17,209
  28270                  MELDISCO K-M LITTLE CREEK RD., VA., INC.                                                13,955
  28271                  MELDISCO K-M BRIGHTON, MICH., INC.                                                      12,691
  28272                  MELDISCO K-M LAPEER, MICH., INC.                                                        20,177
  28273                  MELDISCO K-M FT. PIERCE, FLA., INC.                                                     21,185
  28274                  MELDISCO K-M JACKSONVILLE, N.C., INC.                                                   11,252
  28275                  SHERIDAN RD., ILL., MELDISCO K-M, INC.                                                  17,943
  28276                  MELDISCO K-M SEDALIA, MO., INC.                                                          9,254
  28277                  MELDISCO K-M DRAYTON PLAINS, MICH., INC.                                                28,260
  28278                  MELDISCO K-M FOSTORIA, OHIO, INC.                                                       10,705
  28279                  MELDISCO K-M CITRUS HEIGHTS, CA., INC.                                                  27,011
  28280                  MELDISCO K-M ALAMOGORDO, N.M., INC.                                                      6,579
  28281                  MELDISCO K-M CASA GRANDE, ARIZ., INC.                                                   20,324
  28282                  MELDISCO K-M MADISONVILLE, KY., INC.                                                     7,541
  28283                  MELDISCO K-M WARSAW IND INC                                                             15,605
  28284                  MELDISCO K-M OWNESBORO, KY., INC.                                                       13,606
  28285                  MELDISCO K-M ELWOOD IND INC                                                              7,580

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  28286                  MELDISCO K-M MT. AIRY, N.C., INC.                                                        7,595
  28287                  MELDISCO K-M OLATHE, KS., INC.                                                           8,958
  28288                  MELDISCO K-M ORANGE PARK, FLA., INC.                                                     9,602
  28289                  MELDISCO K-M DECATUR, ALA., INC.                                                        12,784
  28290                  MELDISCO K-M FT. MORGAN, COLO., INC.                                                     5,092
  28291                  MELDISCO K-M ENOLA, PA., INC.                                                           11,366
  28292                  MELDISCO K-M FRONT ROYAL, VA., INC.                                                     18,763
  28293                  MELDISCO K-M BALTIMORE CITY, MD., INC.                                                  12,440
  28294                  MELDISCO K-M PALMETTO PK. RD., FLA., INC.                                               37,013
  28295                  MELDISCO K-M WICHITA, KS., INC.                                                          6,372
  28296                  MELDISCO K-M CLAY, N.Y., INC.                                                           16,145
  28297                  MELDISCO K-M GARDENDALE, ALA., INC.                                                      9,005
  28298                  MELDISCO K-M PANAMA CITY, FLA., INC.                                                     9,723
  28299                  MELDISCO K-M COVINGTON, VA., INC.                                                        9,197
  28300                  MELDISCO K-M HARLINGEN, TX., INC.                                                       12,747
  28301                  MELDISCO K-M REDLANDS, CA., INC.                                                        28,160
  28302                  MELDISCO K-M ESCANABA, MICH., INC.                                                       9,320
  28303                  MELDISCO K-M TRAVERSE CITY, MICH., INC.                                                 18,444
  28304                  MELDISCO K-M GREECE, N.Y., INC.                                                         20,245
  28305                  MILES MELDISCO K-M SANDY BLVD., ORE., INC.                                              19,259
  28306                  MILES MELDISCO K-M SANTA MARIA, CALIF., INC.                                            19,929
  28307                  MILES MELDISCO K-M ST. CLAIR SHORES, INC.                                               34,167
  28308                  MILES MELDISCO K-M SAHARA AVE., NEVADA, INC.                                            38,419
  28309                  MILES MELDISCO K-M SACRAMENTO, CALIF., INC.                                             23,545
  28310                  MILES MELDISCO K-M SAN DIEGO, CALIF., INC.                                              28,344
  28311                  MILES MELDISCO K-M SALT LAKE CITY UTAH INC.                                             10,076
  28312                  MILES MELDISCO K-M SOUTH BEND, IND., INC.                                               15,023
  28313                  MILES MELDISCO K-M ROSWELL RD., GA., INC.                                               22,897
  28314                  MILES MELDISCO K-M SOUTH FORKS, N.D., INC.                                              15,645
  28315                  MILES MELDISCO K-M SALEM, N. H., INC.                                                   27,654
  28316                  MILES MELDISCO K-M SPRAGUE AVE., WASH., INC.                                            26,066
  28317                  MILES MELDISCO K-M SHADELAND IND INC                                                    28,210
  28318                  MILES MELDISCO K-M SHERMAN WAY, CALIF., INC.                                            51,362
  28319                  MILES MELDISCO K-M SIOUX FALLS S.D., INC.                                               15,541
  28320                  MILES MELDISCO K-M SO MADISON AVE IND INC                                               23,229
  28321                  MILES MELDISCO K-M WESTERN OR. PK., N.Y., INC.                                               0
  28322                  MILES MELDISCO K-M WAWATOSA, WISC., INC.                                                17,437
  28323                  MILES MELDISCO K-M SCOTIA, N.Y., INC.                                                   13,092
  28324                  MILES MELDISCO K-M SCHOENHERR, MICH., INC.                                              25,413
  28325                  MILES MELDISCO K-M SCHENECTADY RD., N.Y., INC.                                          23,023
  28326                  MILES MELDISCO K-M SAVANNAH DR., GA., INC.                                              13,141
  28327                  MILES MELDISCO K-M STOCKTON, CAL., INC.                                                 28,136
  28328                  MILES MELDISCO K-M STATE KANSAS CITY, KAN., INC.                                        11,249
  28329                  MILES MELDISCO K-M ROSERY RD FLA INC                                                    17,354
  28330                  MILES MELDISCO K-M ROCHESTER, MINN., INC.                                               17,115
  28331                  MILES MELDISCO K-M SEMORAN BLVD., FLA., INC.                                            25,742
  28332                  MILES MELDISCO K-M SCOTTSDALE, ARIZ., INC.                                              15,122
  28333                  MILES MELDISCO K-M STOW, OHIO, INC.                                                     13,028
  28334                  MILES MELDISCO K-M TAMPA FLA INC                                                        14,809

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  28335                  MILES MELDISCO K-M TARENTUM RD., PA., INC.                                              39,443
  28336                  MILES MELDISCO K-M TILGHAM ST., PA., INC.                                               23,274
  28337                  MILES MELDISCO K-M THOUSAND OAKS, CALIF., INC.                                               0
  28338                  MILES MELDISCO K-M TAYLORSVILLE, KY., INC.                                              18,109
  28339                  MILES MELDISCO K-M TEXAS ST., CALIF., INC.                                              18,576
  28340                  MILES MELDISCO K-M W. EVANS, ST., S.C., INC.                                             8,452
  28341                  MILES MELDISCO K-M VENTURA, CAL., INC.                                                  19,834
  28342                  MILES MELDISCO K-M VERSAILLES, PA., INC.                                                27,783
  28343                  MILES MELDISCO K-M VIVIAN, MO., INC.                                                     7,513
  28344                  MILES MELDISCO K-M VOLUSIA AVE., FLA., INC.                                             19,644
  28345                  MILES MELDISCO K-M TAYLOR, MICH., INC.                                                  57,048
  28346                  MILES MELDISCO K-M TROY, MICH., INC.                                                    22,671
  28347                  MILES MELDISCO K-M UNIVERSITY DR., N.D., INC.                                           15,892
  28348                  MILES MELDISCO K-M URBANDALE, IOWA, INC.                                                13,913
  28349                  MILES MELDISCO K-M W 1400 S UTAH INC.                                                   17,789
  28350                  MELDISCO K-M  MANISTEE, MICH., INC.                                                     15,943
  28351                  MELDISCO K-M BALTIMORE, MD., INC.                                                       15,940
  28352                  MILES MELDISCO K-M YPSILANTI, MICH., INC.                                               13,296
  28353                  MILES MELDISCO K-M YAKIMA, WASH., INC.                                                  24,553
  28354                  MILES MELDISCO K-M WILSON RD., CALIF., INC.                                             32,417
  28355                  MILES MELDISCO K-M YOUNGSTOWN, INC.                                                     17,645
  28356                  MILES MELDISCO K-M WESTLAND, MICH., INC.                                                29,866
  28357                  MILES MELDISCO K-M WESTERN BLVD., N.C., INC.                                            10,059
  28358                  MILES MELDISCO K-M WEST RD., MICH., INC.                                                20,955
  28359                  MILES MELDISCO K-M WAUKESHA, WISC., INC.                                                 9,241
  28360                  MELDISCO K-M PINEVILLE, LA., INC.                                                       13,934
  28361                  MELDISCO K-M WILMINGTON, DE., INC.                                                      32,433
  28362                  MELDISCO K-M ST. JOHNS, MI., INC.                                                       10,182
  28363                  MELDISCO K-M ST. GEORGE, UT., INC.                                                      10,671
  28364                  MELDISCO K-M PAINTSVILLE, KY., INC.                                                     16,846
  28365                  MELDISCO K-M PLEASANTVILLE, N.J., INC.                                                  21,439
  28366                  MILES MELDISCO K-M RANDOLPH TOWNSHIP, N.J., INC.                                        26,193
  28367                  MELDISCO K-M OAK HARBOR, WA., INC.                                                      11,585
  28368                  MELDISCO K-M NOGALES, ARIZ., INC.                                                       47,378
  28369                  MELDISCO K-M SOUTH BISHOP, MO., INC.                                                    11,885
  28370                  MELDISCO K-M POMPANO BEACH, FL., INC.                                                   28,794
  28371                  MELDISCO K-M ST. CLOUD, MN., INC.                                                       17,090
  28372                  MELDISCO K-M RIPON, WI., INC.                                                            9,585
  28373                  MELDISCO K-M PINEVILLE, N.C., INC.                                                      18,333
  28374                  MELDISCO K-M WINTER GARDEN, FL., INC.                                                   20,959
  28375                  MELDISCO K-M WINCHESTER, KY., INC.                                                      11,656
  28376                  MELDISCO K-M WISE, VA., INC.                                                            14,381
  28377                  MELDISCO K-M RIO RANCHO, NM., INC.                                                      13,283
  28378                  MELDISCO K-M YANKTON, S.D., INC.                                                        10,278
  28379                  MELDISCO K-M ORANGEBURG, S.C., INC.                                                      7,327
  28380                  MELDISCO K-M PALATKA, FLA., INC.                                                        10,991
  28381                  MELDISCO K-M PETERS CREEK PKY., N.C. INC.                                               17,244
  28382                  MELDISCO K-M NORTH KENT MALL, MICH., INC.                                               23,838
  28383                  MELDISCO K-M NORWALK, OHIO, INC.                                                        13,889


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  28384                  MELDISCO K-M NEPTUNE BEACH, FLA., INC.                                                  14,381
  28385                  MELDISCO K-M NEW BOSTON, OHIO, INC.                                                     17,285
  28386                  MELDISCO K-M PORTAGE RD., OHIO, INC.                                                    15,028
  28387                  MELDISCO K-M ST. JOSEPH, MO., INC.                                                       5,519
  28388                  MELDISCO K-M WYTHEVILLE, VA., INC.                                                      11,856
  28389                  MELDISCO K-M ST. CLAIRSVILLE, OH., INC.                                                 27,811
  28390                  MELDISCO K-M OCONOMOWOC, WI., INC.                                                      12,918
  28391                  MELDISCO K-M OAK RIDGE, TENN., INC.                                                      7,051
  28392                  MELDISCO K-M WINTER SPRINGS, FL., INC.                                                  14,675
  28393                  MELDISCO K-M PLYMOUTH, IN., INC.                                                        10,635
  28394                  MELDISCO K-M ROCK SPRINGS, WYO., INC.                                                    6,645
  28395                  MELDISCO K-M S. CLEARVIEW PKWY., LA., INC.                                              16,786
  28396                  MELDISCO K-M PITTSTON, PA., INC.                                                        12,978
  28397                  MELDISCO K-M PRESCOTT, ARIZ., INC.                                                       9,088
  28398                  MELDISCO K-M REYNOLDSBURG, OHIO, INC.                                                   20,736
  28399                  MELDISCO K-M RICHMOND, VA., INC.                                                        32,648
  28400                  MELDISCO K-M GUAYAMA, N.Y., INC.                                                        41,710
  28401                  MELDISCO K-M HENDERSON, NEV., INC.                                                      18,400
  28402                  MELDISCO K-M CHARLEVOIX, MI., INC.                                                      10,149
  28403                  MELDISCO K-M #4 CHARLOTTE AMALIE, N.Y., INC.                                            21,380
  28404                  MELDISCO K-M GOLDENROD RD., N., FL., INC.                                               13,136
  28405                  MELDISCO K-M NORTHPORT, AL., INC.                                                       11,046
  28406                  MELDISCO K-M OXON HILL, MD., INC.                                                        8,218
  28407                  MELDISCO K-M ORANGE CITY, FL., INC.                                                     18,776
  28408                  MELDISCO K-M OAK PARK, MI., INC.                                                        28,126
  28409                  MELDISCO K-M NORTH BERGEN, N.J., INC.                                                   40,003
  28410                  MELDISCO K-M SAN LEANDRO, CALIF., INC.                                                  34,646
  28411                  MELDISCO K-M KENT, WASH., INC.                                                          22,237
  28412                  MELDISCO K-M ONTARIO, ORE., INC.                                                        11,466
  28413                  MELDISCO K-M GONZALES, LA., INC.                                                         9,855
  28414                  MELDISCO K-M BURNHAM, PA., INC.                                                         15,042
  28415                  MELDISCO K-M 1802 DECATUR PIKE, TN., INC.                                                6,848
  28416                  MELDISCO/PAY LESS 1150 N. SPRINGBROOK RD., OR., INC.                                       200
  28417                  MELDISCO/PAY LESS 464 S.E. JACKSON, OR., INC.                                              620
  28418                  MILES MELDISCO K. M. GREEN BIRMINGHAM, INC.                                             15,060
  28419                  MELDISCO K-M SUMMIT TOWNE CTR., PA., INC.                                               21,393
  28420                  Highland Mall Footaction, Inc.                                                               0
  28421                  Military Circle Footaction, Inc.                                                             0
  28422                  Mall of Abilene Footaction, Inc.                                                         6,601
  28423                  Santurce Footaction, Inc.                                                                    0
  28424                  Sikes Center Footaction, Inc                                                                 0
  28425                  Newburgh Mall Footaction, Inc.                                                               0
  28426                  Newport City Thom McAn, Inc                                                                  0
  28427                  Marquette Mall Footaction, Inc.                                                              0
  28428                  Granite Run Fan Club, Inc.                                                                   0
  28429                  Gadsden Mall Footaction, Inc.                                                                0
  28430                  MELDISCO/PAY LESS MERCER ISLAND, WA., INC.                                                 299
  28431                  MELDISCO/PAY LESS MEAD, WA., INC.                                                          132
  28432                  MELDISCO K-M 1075 SHAW AVE., CA., INC.                                                  30,988


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  28433                  Georgia Square Footaction, Inc.                                                              0
  28434                  Great Northwest Footaction, Inc.                                                             0
  28435                  Hamilton Place Footaction, Inc.                                                              0
  28436                  Sharpstown Center Footaction, Inc.                                                           0
  28437                  Roosevelt Mall (PA) Footaction, Inc.                                                         0
  28438                  Great Mall Footaction, Inc.                                                                  0
  28439                  Mall Del Norte Footaction, Inc.                                                              0
  28440                  Valle Vista Footaction, Inc.                                                                 0
  28441                  Metro North Footaction, Inc.                                                                10
  28442                  Natick Mall Footaction, Inc.                                                                 0
  28443                  North East Footaction, Inc.                                                                291
  28444                  Independence Center Footaction, Inc.                                                         0
  28445                  West Oaks Footaction, Inc.                                                                  18
  28446                  South Plains Footaction, Inc.                                                                0
  28447                  Southlake Mall Footaction, Inc.                                                              0
  28448                  Tucson Mall Footaction, Inc.                                                                 0
  28449                  Town East Footaction, Inc.                                                                   0
  28450                  University Footaction, Inc.                                                                  0
  28451                  Solomon Pond Footaction, Inc.                                                                0
  28452                  Warner Robins Galleria Footaction, Inc.                                                      0
  28453                  Carolina East Footaction, Inc.                                                               0
  28454                  Camp Wisdom Footaction, Inc.                                                                 0
  28455                  MELDISCO - GORD 3728 EAST CALUMET, WI., INC.                                                 0
  28456                  Capital Footaction, Inc.                                                                   275
  28457                  Boynton Beach Footaction, Inc.                                                               0
  28458                  Annapolis Mall Footaction, Inc.                                                            329
  28459                  Citadel Mall Footaction, Inc.                                                                0
  28460                  Steamtown Footaction, Inc.                                                                   0
  28461                  St. Clair FootAction, Inc.                                                                   0
  28462                  Pasadena Towne Square Footaction, Inc.                                                      12
  28463                  Mt. Berry Square Footaction, Inc,                                                            0
  28464                  MELDISCO - MCW 750 WEST 7TH STREET, LOS ANGELES, CA ., INC.                                  0
  28465                  Tyrone Square Footaction, Inc.                                                               0
  28466                  OAK HOLLOW FOOTACTION, INC.                                                                  0
  28467                  Mall at 163rd St. Footaction, Inc.                                                           0
  28468                  Northgate Footaction, Inc.                                                                   0
  28469                  Magnolia Mall Footaction, Inc.                                                               0
  28470                  Columbia Center Footaction, Inc.                                                           295
  28471                  FOUR SEASONS FOOTACTION, INC.                                                                0
  28472                  Greenspoint Footaction, Inc.                                                                 0
  28473                  Gulf View Square Footaction Inc.                                                             0
  28474                  Golden East Crossing Footation, Inc.                                                         0
  28475                  Hudson Mall Footaction, Inc.                                                                 0
  28476                  Spring Hill Footaction, Inc.                                                                36
  28477                  Taylor Township Footaction, Inc                                                              0
  28478                  Broward Mall Footaction, Inc.                                                                0
  28479                  Fairgrounds Sq. Footaction, Inc.                                                             0
  28480                  Oak Park Footaction, Inc.                                                                    0
  28481                  Kenner Footaction, Inc.                                                                      0


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  28482                  Old Hickory Mall Footaction, Inc.                                                           62
  28483                  SOUTH SQUARE MALL FOOTACTION, INC.                                                           0
  28484                  W. Mifflin Footaction, Inc.                                                                  0
  28485                  Lakeland Square Footaction, Inc.                                                             0
  28486                  Westgate Mall Footaction, Inc.                                                              24
  28487                  TWIN RIVERS MALL FOOTACTION, INC.                                                            0
  28488                  Anderson Footaction, Inc.                                                                    0
  28489                  MELDISCO K-M PROVO, UT., INC.                                                           13,889
  28490                  MELDISCO K-M 301 COLLEGE SQ., DE., INC.                                                 26,969
  28491                  MELDISCO K-M RIO PIEDRAS, PR., INC.                                                     22,661
  28492                  MELDISCO K-M GRAYLING, MI, INC.                                                         10,142
  28493                  MELDISCO K-M GRAYSON, KY., INC.                                                         21,565
  28494                  MELDISCO K-M HARDING HIGHWAY, OH., INC.                                                  8,511
  28495                  MELDISCO K-M HAVRE, MONT., INC.                                                         16,918
  28496                  MELDISCO K-M N. MIAMI BEACH, FL., INC.                                                  47,730
  28497                  MELDISCO K-M 11330 MONTWOOD DR., TX., INC.                                              13,364
  28498                  MELDISCO K-M GREENVILLE, MI., INC.                                                      18,748
  28499                  MELDISCO K-M HESPERIA, CA., INC.                                                        27,997
  28500                  MELDISCO K-M COLORADO SPRINGS, CO., INC.                                                 6,665
  28501                  MELDISCO K-M LANTANA, FLA., INC.                                                        33,421
  28502                  MELDISCO K-M LANGHORNE, PA., INC.                                                       26,604
  28503                  MELDISCO K-M HUTCHINSON, KAN., INC.                                                      6,696
  28504                  MELDISCO K-M LAWTON, OKLA., INC.                                                         7,604
  28505                  MELDISCO K-M MT. PLEASANT, MICH., INC.                                                  14,970
  28506                  MELDISCO K-M HALSTEAD ST., MICH., INC.                                                  12,006
  28507                  MELDISCO K-M HILLTOP DR., CALIF., INC.                                                  15,003
  28508                  MELDISCO K-M HUNTS BRIDGE RD., S.C., INC.                                                6,924
  28509                  MELDISCO K-M HUNTINGTON IND INC                                                         10,329
  28510                  MELDISCO K-M HORSEHEADS, N.Y., INC.                                                     19,511
  28511                  MELDISCO K-M LEWISTON, ID., INC.                                                        12,015
  28512                  MELDISCO K-M LONGMONT, COLO., INC.                                                      11,835
  28513                  MELDISCO K-M HAMPTON, VA., INC.                                                         12,632
  28514                  MELDISCO K-M HEMET, CALIF., INC.                                                        30,201
  28515                  MELDISCO K-M HOBBS, N.M., INC.                                                           7,375
  28516                  MELDISCO K-M JEFFERSONVILLE, IND., INC.                                                 11,160
  28517                  MELDISCO K-M JEFFERSON CITY, MO., INC.                                                  12,923
  28518                  MELDISCO K-M KALISPELL, MO., INC.                                                       15,258
  28519                  MELDISCO K-M LONGVIEW, TX., INC.                                                        10,415
  28520                  MELDISCO K-M MAIN ST., WISC., INC.                                                      11,698
  28521                  MELDISCO K-M LOUISVILLE, KY., INC.                                                      17,216
  28522                  MELDISCO K-M HYANNIS, MASS., INC.                                                       61,579
  28523                  MELDISCO K-M KINGSPORT, TENN., INC.                                                     10,256
  28524                  MELDISCO K-M JACKSON, TENN., INC.                                                       16,546
  28525                  MELDISCO K-M LEM TURNER RD.,FLA.,INC.                                                   12,625
  28526                  MELDISCO K-M HWY. 33, VA., INC.                                                         24,606
  28527                  MELDISCO K-M MALL BLVD., PA., INC.                                                      30,470
  28528                  MELDISCO K-M LAKE PARK, FLA., INC.                                                      36,889
  28529                  MELDISCO K-M KLAMATH FALLS, ORE., INC.                                                  17,329
  28530                  MELDISCO K-M LAS CRUCES, N.M., INC.                                                      8,908


  28531                  MELDISCO K-M HOOKSETT, N.H., INC.                                                       22,960
  28532                  MELDISCO K-M HELENA, MONT., INC.                                                         9,304
  28533                  MELDISCO K-M HAYWARD, CALIF., INC.                                                      28,887
  28534                  MILES MELDISCO K-M EASTLAKE, OHIO, INC.                                                 11,269
  28535                  MILES MELDISCO K-M CHESAPEAKE, OHIO, INC.                                               14,723
  28536                  MILES MELDISCO K-M CIRCLE, KY., INC.                                                    25,668
  28537                  MILES MELDISCO K-M CITRUS AVE., CALIF., INC.                                            24,837
  28538                  MILES MELDISCO K-M BRADENTOWN, FLA., INC.                                                    0
  28539                  MILES MELDISCO K-M BURNSIDE RD., ORE., INC.                                             22,954
  28540                  MILES MELDISCO K-M CARLISLE PIKE, PA., INC.                                             23,578
  28541                  MILES MELDISCO K-M CEDAR ST., MICH., INC.                                               13,776
  28542                  MILES MELDISCO K-M CENTRAL AVE., N.M., INC.                                             17,722
  28543                  MILES MELDISCO K-M BUTLER ST., PA., INC.                                                21,400
  28544                  MILES MELDISCO K-M BLOOMINGTON IND INC                                                   5,769
  28545                  MILES MELDISCO K-M BLANDING BLVD., FLA., INC.                                           14,076
  28546                  MILES MELDISCO K-M BLAND YOUNGSTOWN, INC.                                               20,156
  28547                  MILES MELDISCO K-M BILLINGS, MONTANA, INC.                                              12,256
  28548                  MILES MELDISCO K-M BELT H'WAY., MO., INC.                                                8,768
  28549                  MILES MELDISCO K-M BELLFLOWER, CALIF., INC.                                             51,338
  28550                  MILES MELDISCO K-M BEACH BLVD FLA INC                                                   24,399
  28551                  MILES MELDISCO K-M BANISTER RD., MO., INC.                                               7,536
  28552                  MILES MELDISCO K-M BAGLEY, OHIO, INC.                                                   12,109
  28553                  MILES MELDISCO K-M COSTA MESA, CALIF, INC.                                              33,229
  28554                  MILES MELDISCO K-M BISCAYNE FLA INC                                                     48,854
  28555                  MILES MELDISCO K-M 72ND ST., WASH., INC.                                                22,898
  28556                  MILES MELDISCO K-M 1401 MEMORIAL, ALA., INC.                                            19,100
  28557                  MILES MELDISCO K-M 1801 SO. 10TH ST., TEX., INC.                                        64,881
  28558                  MILES MELDISCO K-M ARVADA, COLO., INC.                                                  15,494
  28559                  MILES MELDISCO K-M BISMARK, N. DAK., INC.                                               21,713
  28560                  MILES MELDISCO K-M 1860 CENTRAL AVE., N.Y., INC.                                        29,113
  28561                  MILES MELDISCO K-M 2873 W., PA., INC.                                                   19,257
  28562                  MILES MELDISCO K-M ALLENTOWN RD., OHIO, INC.                                            10,418
  28563                  MILES MELDISCO K-M AVE., J., CALIF., INC.                                               24,884
  28564                  MILES MELDISCO K-M CHANNEL ISLANDS, CALIF., INC.                                        24,122
  28565                  MILES MELDISCO K-M CORAL WAY VILLAGE, FLA., INC.                                        47,580
  28566                  MILES MELDISCO K-M COLUMBUS, GA.,INC.                                                   13,851
  28567                  MILES MELDISCO K-M 66 ST FLA INC                                                        23,677
  28568                  MILES MELDISCO K-M CLEVELAND AVE., GA., INC.                                            18,708
  28569                  MILES MELDISCO K-M COLLINS RD., IOWA, INC.                                              25,942
  28570                  MILES MELDISCO K-M 16TH AVENUE, IOWA, INC.                                              10,316
  28571                  MILES MELDISCO K-M 9TH ST., FLA., INC.                                                  18,474
  28572                  MILES MELDISCO K-M 6TH AVE., WASH., INC.                                                17,301
  28573                  MILES MELDISCO K-M CUDAHY, WISC., INC.                                                  15,731
  28574                  MILES MELDISCO K-M EAU CLAIR, WISC., INC.                                               12,202
  28575                  MILES MELDISCO K-M EL CAJON, CALIF., INC.                                               27,887
  28576                  MILES MELDISCO K-M DENVER, INC.                                                         10,199
  28577                  MILES MELDISCO K-M DEQUINDRE, MICH., INC.                                               26,334
  28578                  MILES MELDISCO K-M DES PLAINES, INC.                                                    26,005
  28579                  MILES MELDISCO K-M DIXIE, KY., INC.                                                     29,302

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  28580                  MILES MELDISCO K-M DORAVILLE, GA., INC.                                                 44,216
  28581                  MILES MELDISCO K-M DUBUQUE, IOWA, INC.                                                  16,321
  28582                  MILES MELDISCO K-M COLUMBIA, S.C., INC.                                                 11,986
  28583                  MILES MELDISCO K-M EASTWOOD, ALA., INC.                                                 10,537
  28584                  MELDISCO K-M SHAMOKIN DAM, PA., INC.                                                    23,645
  28585                  MELDISCO K-M SHEBOYGAN, WISC., INC.                                                      8,511
  28586                  MELDISCO K-M MURFREESBORO, TENN., INC.                                                   5,292
  28587                  MELDISCO K-M SOUTH HILLS MALL, N.Y., INC.                                               16,376
  28588                  MELDISCO K-M RANCHO CORDOVA, CA., INC.                                                  14,711
  28589                  MELDISCO K-M LAKE ORION, MICH., INC.                                                    15,849
  28590                  MELDISCO K-M E. GREENVILLE BLVD., N.C., INC.                                             8,402
  28591                  MELDISCO K-M ST. AUGUSTINE, FLA., INC.                                                   9,427
  28592                  MELDISCO K-M. ACTON, MASS., INC.                                                        18,452
  28593                  MELDISCO K-M ELLICOTT CITY, MD., INC.                                                    9,480
  28594                  MELDISCO K-M GARFIELD HTS., OHIO, INC.                                                  16,014
  28595                  MELDISCO K-M SEASIDE, CA., INC.                                                              0
  28596                  MELDISCO K-M BROOKHAVEN, PA., INC.                                                      19,406
  28597                  MELDISCO K-M SAYRE, PA., INC.                                                           15,200
  28598                  MELDISCO K-M NEWBURYPORT, MASS., INC.                                                   11,599
  28599                  MELDISCO K-M SHERIDAN, WYO., INC.                                                        5,154
  28600                  MELDISCO K-M LA PORTE IND INC                                                           13,618
  28601                  MELDISCO K-M FALL RIVER, MASS., INC.                                                    30,502
  28602                  MELDISCO K-M FEDERAL HWY., FLA., INC.                                                   28,317
  28603                  MELDISCO K-M NEW CASTLE, PA., INC.                                                      23,606
  28604                  MELDISCO K-M GREAT BARRINGTON, MASS., INC.                                              11,626
  28605                  MELDISCO K-M WAYNESBORO, PA., INC.                                                      12,730
  28606                  MELDISCO K-M S. PLAINFIELD, N.J., INC.                                                  12,337
  28607                  MELDISCO K-M BELLE VERNON, PA., INC.                                                    22,886
  28608                  MELDISCO K-M HERNDON, VA., INC.                                                         20,063
  28609                  MELDISCO K-M WATERTOWN, CT., INC.                                                       19,768
  28610                  MELDISCO K-M WILLIAMSPORT, PA., INC.                                                    30,020
  28611                  MELDISCO K-M EAGLEVILLE, PA., INC.                                                      15,711
  28612                  MELDISCO K-M GLASSBORO, N.J., INC.                                                      21,396
  28613                  MELDISCO K-M MARYVILLE, TENN., INC.                                                      9,181
  28614                  MELDISCO K-M COUNCIL BLUFFS, IOWA, INC.                                                 17,541
  28615                  MELDISCO K-M SUNLAND, CA., INC.                                                             93
  28616                  NEW LENOX, ILL., MELDISCO K-M, INC.                                                     17,898
  28617                  MELDISCO K-M BERWICK, PA., INC.                                                         15,457
  28618                  MELDISCO K-M STATEN ISLAND, N.Y., INC.                                                  33,876
  28619                  MELDISCO K-M LAKE TAHOE, CA., INC.                                                      26,057
  28620                  MELDISCO K-M HENDERSONVILLE, TENN., INC.                                                 4,478
  28621                  MELDISCO K-M ALLENTOWN, PA., INC.                                                       22,102
  28622                  MELDISCO K-M CORTLAND, N.Y., INC.                                                       24,051
  28623                  MELDISCO K-M AUGUSTA, MAINE, INC.                                                       17,499
  28624                  MELDISCO K-M MEADEVILLE, PA., INC.                                                      19,873
  28625                  MELDISCO K-M E. STROUDSBURG, PA., INC.                                                  33,512
  28626                  MELDISCO K-M LANCASTER, PA., INC.                                                       16,950
  28627                  MELDISCO K-M RIO GRANDE, N.J., INC.                                                     34,964
  28628                  PONTIAC, ILL., MELDISCO K-M, INC.                                                        7,342

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  28629                  PULASKI, ILL., MELDISCO K-M, INC.                                                       24,830
  28630                  MELDISCO K-M CLAYMONT, DEL., INC.                                                       19,800
  28631                  MELDISCO K-M GOLDSBORO, N.C., INC.                                                      13,129
  28632                  MELDISCO K-M WATERVILLE, MAINE, INC.                                                    24,451
  28633                  MELDISCO K-M POUGHKEEPSIE, N.Y., INC.                                                   37,397
  28634                  MELDISCO K-M FT. WALTON BEACH, FLA., INC.                                               13,315
  28635                  MELDISCO K-M CHEBOYGAN, MICH., INC.                                                      9,753
  28636                  MELDISCO K-M MAYNARDVILLE PIKE, TN., INC.                                                6,197
  28637                  MELDISCO K-M KINSTON, N. C., INC.                                                        8,427
  28638                  MELDISCO K-M SARALAND, ALA., INC.                                                        9,658
  28639                  MELDISCO K-M JAMESTOWN, N.D.,INC.                                                        1,980
  28640                  MELDISCO K-M ENDICOTT, N.Y., INC.                                                       22,956
  28641                  MELDISCO K-M QUAKERTOWN, PA., INC.                                                      17,797
  28642                  MELDISCO K-M KOKOMO, IN., INC.                                                          10,819
  28643                  MELDISCO K-M CINCINNATI, OHIO, INC.                                                     17,736
  28644                  MELDISCO K-M PIERRE, S.D., INC.                                                          9,866
  28645                  MELDISCO K-M WOODBRIDGE, VA., INC.                                                      16,205
  28646                  MELDISCO K-M LEBANON, TENN., INC.                                                        6,136
  28647                  MELDISCO K-M CHATTANOOGA, TN., INC.                                                      4,352
  28648                  MELDISCO K-M SPRINGFIELD, MA., INC.                                                     36,960
  28649                  MELDISCO K-M RICHMOND, MICH., INC.                                                      18,592
  28650                  MELDISCO K-M LIMONITE AVENUE, CA., INC.                                                 24,321
  28651                  MELDISCO K-M PLACERVILLE, CA., INC.                                                     20,227
  28652                  MELDISCO K-M WEST VIEW PARK DR., PA., INC.                                              22,645
  28653                  MELDISCO K-M ALBERTVILLE, ALA., INC.                                                     8,178
  28654                  MELDISCO K-M WINONA, MINN., INC.                                                         9,418
  28655                  MELDISCO K-M O'FALLON, MO., INC.                                                        10,888
  28656                  MELDISCO K-M 3020 12TH ST., S.D., INC.                                                  10,037
  28657                  MELDISCO K-M WEST BEND, WISC., INC.                                                      7,024
  28658                  MELDISCO K-M N. PLAINFIELD, N.J., INC.                                                  15,073
  28659                  MELDISCO K-M WEST CHESTER, PA., INC.                                                    19,630
  28660                  MELDISCO K-M TEXARKANA, TX., INC.                                                        6,329
  28661                  MELDISCO K-M DANVILLE, KY., INC.                                                        10,787
  28662                  MELDISCO K-M FRACKVILLE, PA., INC.                                                      22,001
  28663                  MORTON, ILL., MELDISCO K-M, INC.                                                         8,835
  28664                  MELDISCO K-M WEST STATE ST., N.Y., INC.                                                 36,888
  28665                  MELDISCO K-M ALMA, MICH., INC.                                                           8,101
  28666                  MELDISCO K-M EAST LIVERPOOL, OHIO, INC.                                                  9,772
  28667                  MELDISCO K-M KEARNEY, N.J., INC.                                                        31,184
  28668                  MELDISCO K-M E. 10TH ST., S.D., INC.                                                     9,187
  28669                  MELDISCO K-M ELMWOOD PARK, N.J., INC.                                                   24,608
  28670                  MELDISCO K-M PARAMUS, N.J., INC.                                                        30,341
  28671                  MELDISCO K-M CLOSTER, N.J., INC.                                                        24,554
  28672                  MELDISCO K-M GRASS VALLEY, CA., INC.                                                    30,081
  28673                  MELDISCO K-M KEARNS, UT., INC.                                                          14,208
  28674                  MELDISCO K-M WEBSTER CITY, IOWA, INC.                                                    5,823
  28675                  MELDISCO K-M MADISON HGTS, MICH., INC.                                                  37,260
  28676                  MELDISCO K-M MARIETTA, OH., INC.                                                        14,343
  28677                  MELDISCO K-M MADISON ST., TN., INC.                                                      4,251


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  28678                  MELDISCO K-M RICHLANDS, VA., INC.                                                       16,706
  28679                  MELDISCO K-M BROWNSBURG IN INC                                                          11,040
  28680                  MELDISCO K-M CODY, WY., INC.                                                             4,456
  28681                  WOODSTOCK, ILL., MELDISCO K-M, INC.                                                     13,201
  28682                  MT. VERNON, ILL., MELDISCO K-M, INC.                                                     7,872
  28683                  MELDISCO K-M PETALUMA, CA., INC.                                                        23,962
  28684                  MELDISCO K-M ROMEO, MICH., INC.                                                         10,834
  28685                  MELDISCO K-M OUTER LOOP, KY., INC.                                                      17,576
  28686                  BELL RD., ILL., MELDISCO K-M, INC.                                                      11,156
  28687                  S. CICERO AVE, ILL., MELDISCO K-M, INC.                                                 24,066
  28688                  MELDISCO K-M CLINTON, MD., INC.                                                         10,401
  28689                  MELDISCO K-M CROSSVILLE, TENN., INC.                                                     6,555
  28690                  MELDISCO K-M LEAVENWORTH, KS., INC.                                                      4,627
  28691                  MELDISCO K-M SCOTTSBORO, ALA., INC.                                                      3,859
  28692                  MELDISCO K-M WHITE BEAR LAKE, MINN., INC.                                               15,766
  28693                  MELDISCO K-M WILMINGTON, N.C., INC.                                                     18,178
  28694                  MELDISCO K-M XYLON AVE., MINN., INC.                                                    12,493
  28695                  MELDISCO K-M ZANESVILLE, OHIO, INC.                                                     16,804
  28696                  MELDISCO K-M S. ORANGE BLOSSOM TR., FLA., INC.                                          34,266
  28697                  MELDISCO K-M VINCENNES IND INC                                                          10,466
  28698                  MELDISCO K-M WAYNE, N.J. INC.                                                           44,049
  28699                  MELDISCO K-M WEIRTON W. VA., INC.                                                       14,584
  28700                  MELDISCO K-M WESTLAKE, OHIO, INC.                                                       14,226
  28701                  MELDISCO K-M FARMINGTON, N.M., INC.                                                     14,560
  28702                  MELDISCO K-M FRANKLIN RD., S.W., VA., INC.                                              19,190
  28703                  MELDISCO K-M FARMINGTON HILLS, MICH., INC.                                              17,052
  28704                  MELDISCO K-M FAIRVIEW AVE., IDAHO, INC.                                                 17,442
  28705                  MELDISCO K-M FAIRBORN, OHIO, INC.                                                        8,231
  28706                  MELDISCO K-M FT. MITCHELL, KY., INC.                                                    17,612
  28707                  MELDISCO K-M MINNETONKA, MINN., INC.                                                    11,178
  28708                  MILES SHOES MELDISCO K-M 52ND ST. OMAHA, NEB., INC.                                     28,107
  28709                  MILES SHOES MELDISCO K-M NIAGARA FALLS BLVD. AMHERST,  N.Y., INC.                       27,268
  28710                  MILES SHOES MELDISCO K-M MCRAE BLVD., EL PASO, TEXAS, INC.                              32,927
  28711                  MELDISCO K-M GREENWOOD IND INC                                                          14,087
  28712                  MILES SHOES MELDISCO COL. HILL S.C. CINN., OHIO, INC.                                   18,648
  28713                  MELDISCO K-M GRAY AVE., CALIF., INC.                                                    22,075
  28714                  MELDISCO K-M GREENWOOD, S.C., INC.                                                       8,517
  28715                  MELDISCO K-M W. GREENWAY RD., ARIZ., INC.                                               18,571
  28716                  MILES SHOES MELDISCO 601 WOODMAN DR., DAYTON, OHIO, INC.                                17,665
  28717                  MILES MELDISCO K-M  RICHMOND AVE., N.Y., INC.                                           36,923
  28718                  MELDISCO K-M DIAMOND BAR, CALIF., INC.                                                  13,655
  28719                  MELDISCO K-M WILLOW GROVE, PA., INC.                                                    17,834
  28720                  MELDISCO K-M FEASTERVILLE, PA., INC.                                                    15,732
  28721                  MELDISCO K-M GREAT FALLS, MONT., INC.                                                   14,087
  28722                  MELDISCO K-M HALES CORNERS, WISC., INC.                                                 16,749
  28723                  MELDISCO K-M W. 65TH ST., OHIO, INC.                                                    12,687
  28724                  MELDISCO K-M GREENVILLE, OHIO, INC.                                                     10,259
  28725                  MELDISCO K-M W. LEBANON, N.H., INC.                                                     26,780
  28726                  MELDISCO K-M W. BASELINE RD., ARIZ., INC.                                                    0


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  28727                  MELDISCO K-M W. ALEXIS RD., OHIO, INC.                                                  20,693
  28728                  MELDISCO K-M GREENVILLE, MISS., INC.                                                     8,921
  28729                  MELDISCO K-M WASHINGTON ST IND INC                                                      30,625
  28730                  MELDISCO K-M WARMINSTER, PA.,INC.                                                       17,567
  28731                  MELDISCO K-M WALLA WALLA, WASH., INC.                                                   12,382
  28732                  MELDISCO K-M WABASH AVE., MD., INC.                                                     11,789
  28733                  MELDISCO K-M W.PATRICK, MD., INC.                                                       16,331
  28734                  MELDISCO K-M WATSON BLVD., GA., INC.                                                    13,245
  28735                  MELDISCO K-M RODNEY PARHAM RD., ARK., INC.                                              16,215
  28736                  MELDISCO K-M WATERBURY, CONN., INC.                                                     27,024
  28737                  MELDISCO K-M MILFORD, MASS., INC.                                                       35,451
  28738                  MELDISCO K-M MIDLOTHIAN TPKE., VA., INC.                                                27,222
  28739                  MELDISCO K-M MERCERVILLE RD., N.J., INC                                                 41,841
  28740                  MELDISCO K-M MENOMONEE FALLS, WISC., INC.                                               11,678
  28741                  MELDISCO K-M MIAMISBURG, OHIO, INC.                                                     14,378
  28742                  MELDISCO K-M MERRILLVILLE INC                                                           19,399
  28743                  MELDISCO K-M OREM UTAH, INC.                                                            11,069
  28744                  MILES MELDISCO K-M RAPID CITY, S.D., INC.                                               27,374
  28745                  MELDISCO K-M ST ALBANS W. VA., INC.                                                     17,643
  28746                  MELDISCO K-M STADIUM DR., MICH., INC.                                                   10,667
  28747                  MELDISCO K-M STEVENS POINT, WISC., INC.                                                  9,270
  28748                  MELDISCO K-M MODESTA, CAL., INC.                                                        32,657
  28749                  MELDISCO K-M MISSOULA, MONT., INC.                                                      10,161
  28750                  MELDISCO K-M MILFORD, OHIO, INC.                                                        22,284
  28751                  MELDISCO K-M STURGIS, MICH., INC.                                                       10,554
  28752                  MELDISCO K-M SUMTER, S.C., INC.                                                         12,351
  28753                  MELDISCO K-M MOOSIC, PA., INC.                                                          21,727
  28754                  MELDISCO K-M NEW IBERIA, LA, INC.                                                       10,368
  28755                  MELDISCO K-M NEWARK, CALIF., INC.                                                        9,715
  28756                  MELDISCO K-M NEWPORT NEWS, VA., INC.                                                     8,211
  28757                  MELDISCO K-M SAUGAS, MASS., INC.                                                        42,605
  28758                  MELDISCO K-M N. ANDRESEN RD., WASH., INC.                                               16,712
  28759                  MELDISCO K-M SAVANNAH HWY., S.C., INC.                                                   8,313
  28760                  MELDISCO K-M SCOTTSBLUFF, NEB., INC.                                                     6,445
  28761                  MELDISCO K-M SCRANTON CARBONDALE H'WAY, PA., INC.                                       29,395
  28762                  MELDISCO K-M NORRISTOWN, PA., INC.                                                      19,990
  28763                  MELDISCO K-M NORTH CANTON, OHIO, INC.                                                   23,696
  28764                  MELDISCO K-M OLENTANGY RIVER ROAD, OHIO, INC.                                           22,602
  28765                  MELDISCO K-M N. ARROWOOD ST., S.C., INC.                                                 6,108
  28766                  MELDISCO K-M NINE MILE RD., VA., INC.                                                   23,879
  28767                  MELDISCO K-M NAPLES, FLA., INC                                                          15,607
  28768                  MELDISCO K-M NAMPA, ID., INC.                                                           12,603
  28769                  MELDISCO K-M N.LAS VEGAS, NEV., INC.                                                    49,377
  28770                  MELDISCO K-M N. DALE-MABRY., HWY., FLA, INC.                                            20,341
  28771                  MELDISCO K-M MENOMINEE, MICH., INC.                                                     10,348
  28772                  MELDISCO K-M MASON CITY, IOWA, INC.                                                      9,317
  28773                  MELDISCO K-M MANHATTAN, KS., INC.                                                        3,195
  28774                  MELDISCO K-M MANTUA, N.J., INC.                                                         31,040
  28775                  MELDISCO K-M MARYLAND AVE., MINN., INC.                                                 25,281

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  28776                  MELDISCO K-M MARLTON, N.J., INC.                                                        17,519
  28777                  MELDISCO K-M TACOMA, WASH., INC.                                                        16,305
  28778                  MELDISCO K-M SPRING VALLEY, CALIF., INC.                                                21,655
  28779                  MELDISCO K-M SINCLAIR LANE, MD., INC.                                                    8,558
  28780                  MELDISCO K-M SOQUEL,CALIF.,INC.                                                              0
  28781                  MELDISCO K-M SILVER SPRING, MD., INC.                                                   35,003
  28782                  MELDISCO K-M NAZARETH PIKE, PA., INC.                                                   23,920
  28783                  MELDISCO K-M NEW HARTFORD, N.Y., INC.                                                   20,730
  28784                  MELDISCO K-M MUSKOGEE,OKLA.,INC                                                          6,456
  28785                  MELDISCO K-M MORRISTOWN, TENN., INC.                                                    10,251
  28786                  MELDISCO K-M SHELBY, N.C., INC.                                                         15,580
  28787                  MELDISCO K-M SHELBURKE RD., VT., INC.                                                   16,739
  28788                  MELDISCO K-M SIOUX CITY, IOWA, INC.                                                     22,672
  28789                  MELDISCO K-M MANASSAS, VA., INC.                                                        13,621
  28790                  MELDISCO K-M MUSCLE SHOALS, ALA., INC.                                                  10,513
  28791                  MELDISCO K-M N. AVE., COLO., INC.                                                       10,903
  28792                  MELDISCO K-M UTICA, MICH., INC.                                                         16,631
  28793                  MELDISCO K-M W. 7 MILE RD., MICH., INC.                                                 22,154
  28794                  MELDISCO K-M VERNON, CONN., INC.                                                        39,816
  28795                  MELDISCO K-M VENICE, FLA., INC.                                                         10,151
  28796                  MELDISCO K-M VALPARAISO, IND., INC.                                                     10,744
  28797                  MELDISCO K-M VALLEY PLAZA, MD., INC.                                                    19,448
  28798                  MELDISCO K-M U.S. ROUTE 11, PA., INC.                                                   45,276
  28799                  MELDISCO K-M TUALATIN, ORE., INC.                                                       16,639
  28800                  MELDISCO K-M TOMS RIVER, N.J., INC.                                                     30,985
  28801                  MELDISCO K-M TOLEDO, OHIO, INC.                                                         16,117
  28802                  MELDISCO K-M TIFTON, GA., INC.                                                          11,258
  28803                  MELDISCO K-M VALENCIA, CALIF., INC.                                                     24,334
  28804                  MELDISCO K-M TULSA, OKLA., INC.                                                          2,971
  28805                  MELDISCO K-M TWIN FALLS, IDAHO, INC.                                                    14,885
  28806                  MELDISCO K-M U. S. RTE, 309, PA., INC.                                                  31,689
  28807                  MELDISCO K-M PLATTE WOODS, MO., INC.                                                     4,947
  28808                  MELDISCO K-M PERU IND INC                                                                7,711
  28809                  MELDISCO K-M PLAZA MALL, NJ., INC.                                                      34,258
  28810                  MELDISCO K-M PONTIAC, MICH., INC.                                                       16,687
  28811                  MELDISCO K-M PORTAGE, MICH., INC.                                                       17,678
  28812                  MELDISCO K-M READING, PA., INC.                                                         19,803
  28813                  MELDISCO K-M PYRAMID MALL, N.Y., INC.                                                   21,542
  28814                  MELDISCO K-M PASADENA, MD., INC.                                                         9,910
  28815                  MELDISCO K-M SAND SPRINGS, OKLA., INC.                                                   3,740
  28816                  MELDISCO K-M PADUCAH, KY., INC.                                                         14,984
  28817                  MELDISCO K-M PARKERSBURG W. VA., INC.                                                   13,758
  28818                  MELDISCO K-M SANTA FE, N.M., INC.                                                       20,577
  28819                  MELDISCO K-M TALLMADGE, OHIO, INC.                                                      19,972
  28820                  MELDISCO K-M REED ROAD, PA., INC.                                                            0
  28821                  MELDISCO K-M S. TUNNEL RD., N.C., INC.                                                  17,270
  28822                  MELDISCO K-M ROSWELL, N.M., INC.                                                         7,757
  28823                  MELDISCO K-M ROCK HILL, S.C., INC.                                                      18,585
  28824                  MELDISCO/PAY LESS MAIN & HOWARD, WA., INC.                                                 251

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  28825                  MELDISCO K-M SAN FERNANDO RD.,CALIF., INC.                                               3,391
  28826                  MELDISCO K-M ROCHESTER, MICH., INC.                                                     26,002
  28827                  MELDISCO K-M RIVERSIDE, CALIF., INC.                                                    26,753
  28828                  MELDISCO K-M RENSSELAER, N.Y. INC.                                                      22,685
  28829                  MILES MELDISCO K-M N. DIVISION, WASH., INC.                                             29,978
  28830                  MILES MELDISCO K-M MILITARY NIAG. FALLS, INC.                                           21,108
  28831                  MELDISCO K-M TARPON SPRINGS, FLA., INC.                                                 16,563
  28832                  MILES MELDISCO K-M ODDIE BLVD., NEV., INC.                                              19,580
  28833                  MILES MELDISCO K-M OCALA,FLA.,INC.                                                      16,433
  28834                  MILES MELDISCO K-M NORTH GATE, INC.                                                     15,255
  28835                  MILES MELDISCO K-M NOLENSVILLE, TENN., INC.                                             11,315
  28836                  MILES MELDISCO K-M NEW PORT RICHEY, FLA., INC.                                               0
  28837                  MILES MELDISCO K-M OVERLAND, KANSAS, INC.                                                7,671
  28838                  MILES MELDISCO K-M PARKLANE RD., S.C.,  INC.                                            13,773
  28839                  MILES MELDISCO K-M OSHKOSH, WISC., INC.                                                 12,041
  28840                  MILES MELDISCO K-M ORANGE, CALIF., INC.                                                      0
  28841                  MILES MELDISCO K-M PATRICIO, P. R., INC.                                                87,121
  28842                  MILES MELDISCO K-M PARLEYS WAY UTAH INC                                                  7,305
  28843                  MILES MELDISCO K-M PENDELTON PIKE, IND., INC.                                           12,827
  28844                  MILES MELDISCO K-M PLAZA FT. JACKSON, INC.                                              11,219
  28845                  MILES MELDISCO K-M PLUMMER ST., CALIF., INC.                                            30,304
  28846                  MILES MELDISCO K-M PLYMOUTH TWP., MICH., INC.                                           15,879
  28847                  MILES MELDISCO K-M MOBILE H'WAY, FLA., INC.                                             16,780
  28848                  MILES MELDISCO K-M MISSION ST., ORE., INC.                                              22,856
  28849                  MILES MELDISCO K-M MINOT, N.D., INC.                                                    20,521
  28850                  MILES MELDISCO K-M MILITARY TRAIL, FLA., INC.                                            4,346
  28851                  MILES MELDISCO K-M MONMOUTH RD., N.J., INC.                                             18,839
  28852                  MILES MELDISCO K-M MONROE, MICH., INC.                                                  21,022
  28853                  MILES MELDISCO K-M MORRELL, TENN., INC.                                                 10,552
  28854                  MILES MELDISCO K-M MOSS ST., CALIF., INC.                                               47,974
  28855                  MILES MELDISCO K-M MASSILLON, OHIO, INC.                                                20,773
  28856                  MILES MELDISCO K-M MUSKEGON, MICH., INC.                                                     0
  28857                  MILES MELDISCO K-M MATTYDALE, N.Y., INC.                                                28,488
  28858                  MILES MELDISCO K-M MCKINLEY AVE IND INC                                                 21,805
  28859                  MILES MELDISCO K-M McBRIEN RD., TENN., INC.                                              9,992
  28860                  MILES MELDISCO K-M MERRIAM, INC.                                                         9,003
  28861                  MILES MELDISCO K-M MESA, ARIZ., INC.                                                    19,195
  28862                  MILES MELDISCO K-M PUEBLO, COLO., INC.                                                  13,863
  28863                  MILES MELDISCO K-M MAPLE RD., MICH., INC.                                               13,553
  28864                  MILES MELDISCO K-M MADERA RD., CALIF., INC.                                             24,138
  28865                  MILES MELDISCO K-M MADISON, TENN., INC.                                                 15,457
  28866                  MILES MELDISCO K-M LA CROSSE, WISC., INC.                                                8,060
  28867                  MILES MELDISCO K-M MAGNOLIA, CALIF., INC.                                                2,344
  28868                  MILES MELDISCO K-M MANHATTAN TOLEDO, INC.                                               10,945
  28869                  MILES MELDISCO K-M LAKE CHARLES, LA., INC.                                               8,862
  28870                  MILES MELDISCO K-M LAKE RD., OREGON, INC.                                               17,339
  28871                  MILES MELDISCO K-M LOMBARD, ILL., INC.                                                  14,900
  28872                  Gurnee Mills Fan Club, Inc.                                                                  0
  28873                  Hickory Hollow Mall Footaction, Inc.                                                         0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  28874                  Hickory Ridge Mall Footaction, Inc.                                                          0
  28875                  Highland Park Footaction, Inc.                                                               0
  28876                  Hamtramck Footaction, Inc.                                                                   0
  28877                  Hallwood Footaction, Inc.                                                                    0
  28878                  Hamilton Fan Club, Inc.                                                                      0
  28879                  Tyler Mall Fan Club, Inc.                                                                    0
  28880                  Upper Darby Footaction, Inc.                                                                 0
  28881                  GETTY SQUARE FOOTACTION, INC.                                                                0
  28882                  Grand Boulevard Footaction, Inc.                                                             0
  28883                  Grand Rapids Footaction, Inc.                                                                0
  28884                  Greenbriar Mall Footaction, Inc.                                                             0
  28885                  Forest Hills Footaction, Inc.                                                                0
  28886                  FAIRLANE MEADOWS FOOTACTION, INC.                                                            0
  28887                  Fox Hills (Cal.) Fan Club, Inc.                                                              0
  28888                  Eastridge Fan Club, Inc.                                                                     0
  28889                  The Meadows Fan Club, Inc.                                                                   0
  28890                  The Village Footaction, Inc.                                                                 0
  28891                  Tower Center Footaction, Inc.                                                                0
  28892                  Treasure Coast Mall Footaction, Inc.                                                         0
  28893                  Troy Footaction, Inc.                                                                        0
  28894                  Tukwila Open Country, Inc.                                                                   0
  28895                  Ladera Center Footaction, Inc.                                                              18
  28896                  LAFAYETTE FOOTACTION, INC.                                                                   0
  28897                  Lakewood Fan Club, Inc.                                                                      0
  28898                  Lee Harvard Footaction, Inc.                                                                 0
  28899                  Leominster Fan Club, Inc.                                                                    0
  28900                  Lincoln Park Footaction, Inc.                                                                0
  28901                  Lloyd Center Fan Club, Inc.                                                                  0
  28902                  Mall @ Barnes Crossing Footaction, Inc.                                                     25
  28903                  Macomb Mall Footaction, Inc.                                                                 0
  28904                  Mall De Aguilas Footaction, Inc.                                                             0
  28905                  MARKET CENTER FOOTACTION, INC.                                                             294
  28906                  Marketplace at Hollywood Footaction, Inc.                                                    0
  28907                  Quaker Bridge Open Country, Inc.                                                             0
  28908                  Fresno Fan Club, Inc.                                                                        0
  28909                  Freedom Mall Footaction, Inc.                                                               12
  28910                  Sunbury Footaction, Inc.                                                                     0
  28911                  Sawgrass Fan Club, Inc.                                                                      0
  28912                  Padre Footaction, Inc.                                                                       0
  28913                  Vista Ridge Mall Footaction, Inc.                                                          597
  28914                  Washington Street Fan Club, Inc.                                                             0
  28915                  WEST END MALL FOOTACTION, INC.                                                               0
  28916                  Westgate Fan Club, Inc.                                                                      0
  28917                  Westland-Haileah Fan Club, Inc.                                                              0
  28918                  Killeen Mall Footaction, Inc.                                                            4,077
  28919                  Kings Plaza Fan Club, Inc.                                                                   0
  28920                  Lawndale Plaza Footaction, Inc.                                                              0
  28921                  Dallas Galleria Footaction, Inc.                                                             0
  28922                  Ala Moana Footaction, Inc.                                                                   0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  28923                  Del Amo Fan Club, Inc.                                                                       0
  28924                  Dartmouth Fan Club, Inc.                                                                     0
  28925                  Fairfield Commons Fan Club, Inc.                                                             0
  28926                  Cross County (N.Y.) Fan Club, Inc.                                                           0
  28927                  Chula Vista Fan Club, Inc.                                                                   0
  28928                  Alexandria Mall Footaction, Inc.                                                            25
  28929                  CROSSROADS CENTER FOOTACTION, INC.                                                           0
  28930                  Crossgates Fan Club, Inc.                                                                    0
  28931                  Square One Footaction, Inc.                                                                  0
  28932                  Southridge Footaction, Inc.                                                                  0
  28933                  Southland Mall Footaction, Inc.                                                              0
  28934                  Solano Footaction, Inc.                                                                      0
  28935                  West Towne Footaction, Inc.                                                                  0
  28936                  Fiesta Footaction, Inc.                                                                      0
  28937                  Bel-Air Center Footaction, Inc.                                                              0
  28938                  Bel Air Mall Footaction, Inc.                                                                0
  28939                  West Ridge Footaction, Inc.                                                                  0
  28940                  Deptford Open Country, Inc.                                                                  0
  28941                  Desoto Square Mall Footaction, Inc.                                                          0
  28942                  Dover Mall Footaction, Inc.                                                                  0
  28943                  Chatham Ridge Footaction, Inc.                                                               0
  28944                  Cielo Vista Mall Footaction, Inc.                                                            0
  28945                  San Leandro Footaction, Inc.                                                                 0
  28946                  CITY PLACE LONG BEACH FOOTACTION, INC.                                                     417
  28947                  Ford City Footaction, Inc.                                                                   0
  28948                  Gentilly Woods Footaction, Inc.                                                              0
  28949                  Carson Mall Fan Club, Inc.                                                                 288
  28950                  CITY PLACE SILVER SPRINGS FOOTACTION, INC.                                                 221
  28951                  MELDISCO/PAY LESS SEDRO WOOLEY, WA., INC.                                                1,260
  28952                  Seatac Footaction, Inc.                                                                    295
  28953                  Westgate Footaction, Inc.                                                                    0
  28954                  Randall Park Footaction, Inc.                                                                0
  28955                  Riverchase Footaction, Inc.                                                                  0
  28956                  Rimrock Footaction, Inc.                                                                     0
  28957                  Central City Mall Fan Club, Inc.                                                             0
  28958                  Animas Mall Footaction, Inc.                                                                 0
  28959                  Aventura Fan Club, Inc.                                                                      0
  28960                  Fair Oaks Footaction, Inc.                                                                   0
  28961                  EASTERN BOULEVARD FOOTACTION, INC.                                                           0
  28962                  Eastfield Open Country, Inc.                                                                 0
  28963                  Coventry Mall Fan Club, Inc.                                                                 0
  28964                  Cordova Mall Footaction, Inc.                                                                0
  28965                  Bannister Mall Footaction, Inc.                                                              0
  28966                  Carlsbad Fan Club, Inc.                                                                      0
  28967                  CAPITAL CENTRE FOOTACTION, INC.                                                              0
  28968                  Canterbury Square Footaction, Inc.                                                           0
  28969                  Cambridge Galleria Fan Club, Inc.                                                            0
  28970                  Broad Street Footaction, Inc.                                                                0
  28971                  Bossier Mall Footaction, Inc.                                                               25

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  28972                  Bonita Fan Club, Inc.                                                                       34
  28973                  Bay Plaza Footaction, Inc                                                                    9
  28974                  164 North Star Mall Footaction, Inc.                                                         0
  28975                  87TH AND COTTAGE GROVE FOOTACTION, INC.                                                    353
  28976                  83 Central Mall Footaction, Inc.                                                         3,383
  28977                  63rd & Western Footaction, Inc.                                                              0
  28978                  34TH STREET FOOTACTION, INC.                                                                 0
  28979                  1162 Valla Linda Mall Footaction, Inc.                                                       0
  28980                  305 Northline Mall Footaction, Inc.                                                          0
  28981                  MELDISCO K-M BRISTOL, TENN., INC.                                                        6,610
  28982                  MELDISCO K-M CLAIREMONT NESA BLVD., CALIF., INC.                                        20,511
  28983                  MELDISCO K-M CHICO, CALIF., INC.                                                        16,678
  28984                  MELDISCO K-M BRIDGEVILLE, PA., INC.                                                     33,380
  28985                  MELDISCO K-M BROCKTON, MASS., INC.                                                      33,468
  28986                  MELDISCO K-M BRICKTOWN, N.J., INC.                                                      27,376
  28987                  MELDISCO K-M BREMERTON, WASH., INC.                                                     14,811
  28988                  MELDISCO K-M CHILLI, N.Y., INC.                                                         19,037
  28989                  MELDISCO K-M BOZEMAN, MONT., INC.                                                       10,583
  28990                  MELDISCO K-M CHAMBERSBURG, PA., INC.                                                    23,702
  28991                  MELDISCO K-M CAPE GIRARDEAU, MO., INC.                                                  11,055
  28992                  MELDISCO K-M BURTON, MICH., INC.                                                        21,491
  28993                  MELDISCO K-M CLEARWATER, FLA., INC.                                                     20,146
  28994                  MELDISCO K-M BURLINGTON, N.J., INC.                                                     19,675
  28995                  MELDISCO K-M BURLINGTON, IOWA, INC.                                                     10,182
  28996                  MELDISCO K-M BRUNSWICK, OHIO, INC.                                                      13,113
  28997                  MELDISCO K-M CHARLESTON, W.VA., INC.                                                    24,503
  28998                  MELDISCO K-M BRANDON,FLA.,INC                                                           22,095
  28999                  MELDISCO K-M BOUNTIFUL, UTAH INC.                                                       12,394
  29000                  MELDISCO K-M BOSSIER CITY, LA., INC.                                                    15,540
  29001                  MELDISCO K-M BLAINE, MINN., INC.                                                        17,905
  29002                  MELDISCO K-M IRMO, S.C., INC.                                                            7,346
  29003                  MELDISCO K-M HILLCREST DR. CONNECTOR, GA., INC.                                          7,687
  29004                  MELDISCO K-M HOWELL, N.J., INC.                                                         22,691
  29005                  MELDISCO K-M HOLLISTER, CA., INC.                                                       14,248
  29006                  MELDISCO K-M HWY. 89 AT I-67/167, AR., INC.                                             11,228
  29007                  MELDISCO K-M INVERNESS, FL., INC.                                                       14,935
  29008                  MELDISCO K-M HYATTSVILLE MD., INC.                                                      29,943
  29009                  MELDISCO K-M HOPKINSVILLE, KY., INC.                                                     5,167
  29010                  MELDISCO K-M IONIA, MICH., INC.                                                         11,963
  29011                  MELDISCO K-M KEY WEST, FL., INC.                                                        22,105
  29012                  MELDISCO K-M HOLMES, PA., INC.                                                          30,589
  29013                  MELDISCO K-M JONESBORO, GA., INC.                                                       19,174
  29014                  MELDISCO K-M LIBERTY, MO., INC.                                                          4,496
  29015                  MELDISCO K-M LEXINGTON, SC., INC.                                                       11,552
  29016                  MELDISCO K-M IDAHO FALLS, ID., INC.                                                     11,012
  29017                  MELDISCO K-M JACKSON, WY., INC.                                                         13,611
  29018                  MELDISCO K-M IWILEI, HI., INC.                                                          42,365
  29019                  MELDISCO K-M KINGSBURG, CA., INC.                                                       15,609
  29020                  MELDISCO K-M KILL DEVIL HILLS, NC., INC.                                                19,214

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  29021                  MELDISCO K-M LAKE MARY, FL., INC.                                                       16,111
  29022                  MELDISCO K-M JUAN DIAZ, P.R., INC.                                                      55,144
  29023                  MELDISCO K-M LEVITTOWN, NY., INC.                                                            0
  29024                  MELDISCO K-M KINGSLAND, GA., INC.                                                        8,026
  29025                  MELDISCO K-M LENEXA, KS., INC.                                                           6,612
  29026                  MELDISCO K-M LEMOORE, CA., INC.                                                         23,551
  29027                  MELDISCO K-M INDIO, CA., INC.                                                           31,861
  29028                  MELDISCO K-M PARADISE, CA., INC.                                                        17,286
  29029                  MELDISCO K-M COOS BAY, ORE., INC.                                                       11,013
  29030                  MELDISCO K-M DAVIS RD., CA., INC.                                                       29,721
  29031                  MELDISCO K-M GRAND BLANC, MICH., INC.                                                    9,080
  29032                  MELDISCO K-M GLENMONT, N.Y., INC.                                                       13,346
  29033                  MELDISCO K-M MT. PLEASANT, S.C., INC.                                                    3,721
  29034                  MELDISCO K-M CARROLLTON, GA., INC.                                                      10,597
  29035                  MELDISCO K-M ROCHESTER, N.H., INC.                                                      18,769
  29036                  MELDISCO K-M KISSIMMEE, FLA., INC.                                                      39,775
  29037                  MELDISCO K-M KEARNY, MO., INC.                                                           8,539
  29038                  MELDISCO K-M MONTANA BLVD., TX., INC.                                                   25,448
  29039                  MELDISCO K-M HERKIMER, N.Y., INC.                                                       16,370
  29040                  MELDISCO K-M GULF TO BAY BLVD., FLA., INC.                                              17,992
  29041                  MELDISCO K-M KILLEEN, TX., INC.                                                         15,575
  29042                  MELDISCO K-M NORTHERN AVE., ARIZ., INC.                                                 37,568
  29043                  MELDISCO K-M MORGANTON, N.C., INC.                                                      13,697
  29044                  MELDISCO K-M CHEROKEE, IOWA, INC.                                                        6,234
  29045                  MELDISCO K-M BENNINGTON, VT., INC.                                                      10,283
  29046                  MELDISCO K-M EASTON, PA., INC.                                                          24,031
  29047                  MELDISCO K-M PIKEVILLE, KY., INC.                                                       17,030
  29048                  MELDISCO K-M NEWPORT, KY., INC.                                                         20,368
  29049                  MELDISCO K-M WEST 3RD ST., CA., INC.                                                    69,288
  29050                  MELDISCO K-M DICKINSON, N.D., INC.                                                       7,348
  29051                  MELDISCO K-M OELWEIN, IOWA, INC.                                                         7,263
  29052                  MELDISCO K-M JOHNSON FERRY RD., GA., INC.                                               10,621
  29053                  MELDISCO K-M DAVIE, FLA., INC.                                                          35,374
  29054                  MELDISCO K-M BOONE, N.C., INC.                                                           9,279
  29055                  MELDISCO K-M TAMIAMI TRAIL, FLA., INC.                                                  13,833
  29056                  MELDISCO K-M RED OAK, IOWA, INC.                                                         3,739
  29057                  MELDISCO K-M PALMER, MASS., INC.                                                        17,323
  29058                  MELDISCO K-M HUNTINGTON, W.VA., INC.                                                    13,078
  29059                  MELDISCO K-M SANFORD, N.C., INC.                                                        12,414
  29060                  MELDISCO K-M RATON, N. M., INC.                                                          5,171
  29061                  MELDISCO K-M REIDSVILLE, N.C., INC.                                                      9,049
  29062                  MELDISCO K-M SOUTH BROADWAY, KS., INC.                                                   6,263
  29063                  MELDISCO K-M MOORHEAD, MINN., INC.                                                       8,946
  29064                  MELDISCO K-M BROKEN ARROW, OKLA., INC.                                                       0
  29065                  MELDISCO K-M FERGUS FALLS, MINN., INC.                                                   4,571
  29066                  ALTON, ILL., MELDISCO K-M, INC.                                                         14,347
  29067                  MELDISCO K-M FORT ATKINSON, WISC., INC.                                                  7,023
  29068                  MELDISCO K-M SARASOTA, FLA., INC.                                                       23,112
  29069                  MELDISCO K-M VETERANS MEMORIAL BLVD., LA., INC.                                         17,275

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  29070                  MELDISCO K-M PUYALLUP, WASH., INC.                                                      13,579
  29071                  MELDISCO K-M NATIONAL RD IND INC                                                        14,266
  29072                  MELDISCO K-M RIDGE RD., N.Y., INC.                                                      14,139
  29073                  MELDISCO K-M AVENEL, N.J., INC.                                                         20,256
  29074                  MELDISCO K-M FAIRFAX, VA., INC.                                                         12,701
  29075                  MELDISCO K-M SYKESVILLE, MD., INC.                                                       5,588
  29076                  MELDISCO K-M CORBIN, KY., INC.                                                          20,359
  29077                  MELDISCO K-M TRUJILLO ALTO, P.R., INC.                                                  54,494
  29078                  MILES MELDISCO K-M GORDON H'WAY., GA., INC.                                             12,921
  29079                  MILES MELDISCO K-M HAINES RD., PA., INC.                                                26,992
  29080                  MILES MELDISCO K-M GROSEBECK, MICH., INC.                                               15,682
  29081                  MILES MELDISCO K-M GREENFIELD, WISC., INC.                                              17,586
  29082                  MILES MELDISCO K-M HARMONT AVE., OHIO, INC.                                             25,616
  29083                  MILES MELDISCO K-M HARBOR CREEK, PA., INC.                                              18,752
  29084                  MILES MELDISCO K-M HARBOR CITY, CALIF., INC.                                            28,617
  29085                  MILES MELDISCO K-M HOWE AVE., CALIF., INC.                                               2,584
  29086                  MILES MELDISCO K-M HOLLYWOOD FLA INC                                                    27,739
  29087                  MILES MELDISCO K-M HARVLAN CENTER, CALIF., INC.                                         43,742
  29088                  MILES MELDISCO K-M INDUSTRIAL RD., CALIF., INC.                                         33,229
  29089                  MILES MELDISCO K-M INDUSTRY, CALIF., INC.                                               20,009
  29090                  MILES MELDISCO K-M HAWTHORNE BLVD., CALIF., INC.                                        37,033
  29091                  MILES MELDISCO K-M GREEN BAY, INC.                                                      21,236
  29092                  MILES MELDISCO K-M HUBBELL AVE., IOWA, INC.                                             25,154
  29093                  MILES MELDISCO K-M JANESTOWN RD., PA., INC.                                             27,448
  29094                  MILES MELDISCO K-M JANESVILLE, WISC., INC.                                              13,436
  29095                  MILES MELDISCO K-M KEOKUK AVE., IOWA, INC.                                              11,581
  29096                  MILES MELDISCO K-M H'WAY 24, MO., INC.                                                  10,468
  29097                  MILES MELDISCO K-M INDIAN SCHOOL, ARIZ., INC.                                           46,023
  29098                  MILES MELDISCO K-M HOGAN RD., MAINE, INC.                                               39,036
  29099                  MILES MELDISCO K-M HIALEAH FLA INC                                                      57,395
  29100                  MILES MELDISCO K-M HAZLET, N.J. INC.                                                    20,787
  29101                  CROSS CREEK MALL FOOTACTION, INC.                                                            0
  29102                  Tri-County Footaction, Inc.                                                                  0
  29103                  Northland Center Footaction, Inc.                                                            0
  29104                  Pembroke Lakes Footaction, Inc.                                                              0
  29105                  Harper Woods FootAction, Inc.                                                                0
  29106                  Western Hills Footaction, Inc.                                                               0
  29107                  Columbia Mall Footaction, Inc.                                                               0
  29108                  Cumberland Footaction, Inc.                                                                  0
  29109                  Santa Anita Fan Club, Inc.                                                                   0
  29110                  South Shore Footaction, Inc.                                                                18
  29111                  Kenwood Footaction, Inc.                                                                     0
  29112                  Columbus Mall Footaction, Inc.                                                               0
  29113                  Crossroads FootAction, Inc.                                                             14,637
  29114                  Northgate Footaction, Inc.                                                                  11
  29115                  Great Northern Open Country, Inc.                                                            0
  29116                  Merced Mall Footaction, Inc.                                                                 0
  29117                  Montgomery Mall Footaction, Inc.                                                           340
  29118                  Ingleside Open Country, Inc.                                                               697

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  29119                  North Shore Footaction, Inc.                                                                 0
  29120                  Homiguero Footaction, Inc                                                                  346
  29121                  Northwest Mall Footaction, Inc.                                                              0
  29122                  Oglethorpe Footaction, Inc.                                                                  0
  29123                  Charleston Footaction, Inc.                                                              1,158
  29124                  First Colony Footaction, Inc                                                                 0
  29125                  CRABTREE VALLEY FOOTACTION, INC.                                                             0
  29126                  San Angelo Footaction, Inc.                                                                  0
  29127                  San Cados Footaction, Inc.                                                                   0
  29128                  Rolling Acres Open Country, Inc.                                                             0
  29129                  River Falls Footaction, Inc.                                                                 0
  29130                  Grand Avenue Footaction, Inc.                                                                0
  29131                  Glendale Center Footaction, Inc.                                                        36,895
  29132                  Dedham Mall Fan Club, Inc.                                                                   0
  29133                  Lynnwood Footaction, Inc.                                                                   18
  29134                  Metrocenter Mall Footaction, Inc.                                                           25
  29135                  Green Acres Open Country, Inc.                                                           2,080
  29136                  Roosevelt Field Open Country, Inc.                                                           0
  29137                  Hickory Point Footaction, Inc.                                                               0
  29138                  Fort Steuben Mall Footaction, Inc.                                                           0
  29139                  Eagle Rock Plaza Footaction, Inc.                                                            0
  29140                  MELDISCO K-M LONDON, OHIO, INC.                                                         11,959
  29141                  MELDISCO K-M LONDON, KY., INC.                                                          14,633
  29142                  MELDISCO K-M LOS COLOBOS, N.Y., INC.                                                    73,473
  29143                  MELDISCO K-M MARTINSBURG, W. VA., INC.                                                  17,349
  29144                  MELDISCO K-M EXPRESO LAS AMERICAS, PR., INC.                                            70,465
  29145                  Midway Mall Footaction, Inc.                                                                 0
  29146                  Mainland Mall Footaction, Inc.                                                               0
  29147                  N. County Fair (CA) Footaction, Inc.                                                         0
  29148                  Deerbrook Mall Footaction, Inc.                                                              0
  29149                  Jacksonville Mall Footaction, Inc.                                                           0
  29150                  River Center Footaction, Inc.                                                                0
  29151                  Rio Piedras Footaction, Inc.                                                                 0
  29152                  Lufkin Mall Footaction                                                                       0
  29153                  Boulevard Mall Footaction, Inc.                                                              0
  29154                  Mondawmin Footaction, Inc.                                                                 409
  29155                  Mall of America Footaction, Inc.                                                             0
  29156                  Coliseum-Hampton Footaction, Inc.                                                            0
  29157                  Pine Bluff Footaction, Inc.                                                                 39
  29158                  Galleria at Sunset Footaction, Inc.                                                          0
  29159                  MELDISCO K-M CRANSTON, R.I., INC.                                                       43,182
  29160                  MELDISCO K-M CRAIG, COLO., INC.                                                          4,967
  29161                  MELDISCO K-M CONWAY, S.C., INC.                                                          4,820
  29162                  MELDISCO K-M COLUMBUS, MISS., INC.                                                      15,646
  29163                  MELDISCO K-M CLERMONT, FLA., INC.                                                       22,167
  29164                  MELDISCO K-M CLEMMONS, N.C., INC.                                                       14,928
  29165                  MELDISCO K-M CHARLES CITY, IA., INC.                                                    10,799
  29166                  MELDISCO K-M CENTRE, AL., INC.                                                           5,396
  29167                  MELDISCO K-M CAYEY, N.Y., INC.                                                          38,863

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  29168                  MELDISCO K-M CARLISLE, PA., INC.                                                        18,592
  29169                  MELDISCO K-M CAMBRIDGE, OHIO, INC.                                                      21,673
  29170                  MELDISCO K-M DE LAND, FLA., INC.                                                        14,772
  29171                  MELDISCO K-M DEFIANCE, OH., INC.                                                        19,420
  29172                  MELDISCO/K-M 374 WINDSOR HWY., NY., INC.                                                18,132
  29173                  MELDISCO K-M DEMING, N.M. INC.                                                           7,107
  29174                  MILES MELDISCO K-M ABELENE, TEXAS, INC.                                                  7,766
  29175                  MILES MELDISCO K-M ACCESS, TENN., INC.                                                   7,472
  29176                  MILES MELDISCO K-M ANDERSON, S.C., INC.                                                  8,748
  29177                  MELDISCO K-M WELLSVILLE, N.Y., INC.                                                     21,010
  29178                  MELDISCO K-M WAYNESBORO, VA., INC.                                                      22,657
  29179                  MELDISCO K-M WAYCROSS RD., OH., INC.                                                    17,942
  29180                  MELDISCO K-M WINCHESTER RD., TN., INC.                                                  22,832
  29181                  MELDISCO K-M WIND GAP, PA., INC.                                                        29,005
  29182                  MELDISCO/KM 10405 SOUTH EASTERN AVE., NV., INC.                                         21,071
  29183                  MILES MELDISCO K-M 8 MILE DRIVE, MICH., INC.                                            48,946
  29184                  MILES MELDISCO K-M 84TH AVE., COLO., INC.                                               30,240
  29185                  PEORIA, IL., MELDISCO K-M, INC.                                                         14,115
  29186                  MILES MELDISCO K-M POINT PLAZA, PA., INC.                                               36,927
  29187                  MILES MELDISCO K-M PORT HURON, MICH., INC.                                              38,537
  29188                  VILLA PARK, ILL., MELDISCO K-M, INC.                                                    18,327
  29189                  ROUND LAKE, ILL., MELDISCO K-M, INC.                                                    26,321
  29190                  PROSPECT AVE., ILL., MELDISCO K-M, INC.                                                      0
  29191                  MILES MELDISCO K-M WANAMAKER RD., KANSAS, INC.                                           9,290
  29192                  MILES SHOES MELDISCO K-M SALEM AVE., DAYTON, OHIO, INC.                                 12,480
  29193                  NORRIDGE, IL., MELDISCO K-M, INC.                                                       65,520
  29194                  OAK LAWN, IL., W. 95TH ST., MELDISCO K-M, INC.                                          30,811
  29195                  MILES MELDISCO K-M OPDYKE RD., MICH., INC.                                              16,686
  29196                  MILES MELDISCO K-M ROME, GA., INC.                                                      20,497
  29197                  MILES MELDISCO K-M TEAL IND INC                                                         25,573
  29198                  MILES MELDISCO K-M CLARKSVILLE IND INC                                                  13,911
  29199                  MILES MELDISCO K-M GOVERNMENT BLVD., ALA., INC.                                         17,026
  29200                  MILES MELDISCO K-M BROOKLYN, OHIO, INC.                                                 39,921
  29201                  MILES MELDISCO K-M GREELEY, COLO., INC.                                                 13,764
  29202                  MILES MELDISCO K-M MAPLE AVE., N.C., INC.                                               14,457
  29203                  MELDISCO K-M 2770 MAYSVILLE PIKE, OH., INC.                                             10,415
  29204                  MELDISCO K-M 2615 EASTERN AVE., WI., INC.                                                6,041
  29205                  MELDISCO K-M 2606 ZION RD., KY., INC.                                                   11,535
  29206                  MELDISCO K-M 2420 WISTERIA DRIVE,GA, INC.                                               14,229
  29207                  MELDISCO K-M 1400 E. CLOVERDALE DR., MI., INC.                                          12,343
  29208                  MELDISCO K-M 2233 N. WESTWOOD BLVD., MO., INC.                                          13,286
  29209                  MELDISCO K-M 5600 MILGEN ROAD, GA., INC.                                                11,241
  29210                  MELDISCO K-M 7422 GALL BLVD., FL., INC.                                                 13,740
  29211                  MELDISCO K-M 1355 E. PASS RD., MS., INC.                                                10,429
  29212                  MELDISCO K-M 1530 E. BROAD ST., N.C., INC.                                              12,459
  29213                  MELDISCO K-M 1675 S. PLEASANT VALLEY RD., VA., INC.                                     25,792
  29214                  MELDISCO K-M 1355 W. MAIN ST., VA., INC.                                                12,667
  29215                  MELDISCO K-M 1396 S. MAIN ST., MI., INC.                                                17,085
  29216                  MELDISCO K-M 2935 NEW PINERY RD., WI., INC.                                              8,799

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  29217                  MELDISCO K-M 2945 SCOTTSVILLE ROAD, KY., INC.                                            9,344
  29218                  MELDISCO K-M 1800 SO. HWY. #95, AZ., INC.                                               15,642
  29219                  MELDISCO K-M ALESSANDRO BLVD., CA., INC.                                                28,387
  29220                  MELDISCO K-M 1801 N.W. HWY. 19, FL., INC.                                               14,024
  29221                  MELDISCO K-M 1810 SO. STEPHENSON AVE., MI., INC.                                         9,973
  29222                  MELDISCO K-M 1403 N, KINGS HWY., S.C., INC.                                              9,180
  29223                  MELDISCO K-M 1401 SPRING ST., MI., INC.                                                 10,917
  29224                  MELDISCO K-M 1400 UPPER VALLEY PIKE, OH., INC.                                          13,563
  29225                  MELDISCO K-M 1615 E. SHOTWELL ST., GA., INC.                                            12,695
  29226                  MELDISCO K-M ALLIANCE, NEB., INC.                                                        4,746
  29227                  MELDISCO K-M ALEXANDRIA, MN., INC.                                                       5,415
  29228                  MELDISCO K-M 52401 INTERCHANGE DR., IN., INC.                                           15,946
  29229                  MELDISCO K-M ABINGDON, VA., INC.                                                        24,379
  29230                  MELDISCO K-M AGUADILLA, N.Y., INC.                                                      61,321
  29231                  MELDISCO K-M 19003 BEAVER CREEK RD., OR., INC.                                          15,044
  29232                  MELDISCO K-M 8601K WEST M-55, MI., INC.                                                 12,876
  29233                  MELDISCO K-M 7900 S.W. 104TH ST., FL.,INC.                                              25,323
  29234                  MELDISCO K-M 7602 TURKEY LAKE RD., FL., INC.                                            19,262
  29235                  MELDISCO K-M 7100 W. HWY. 98, FL., INC.                                                  8,189
  29236                  MELDISCO K-M 4700 SECOND AVE., NE., INC.                                                10,473
  29237                  MELDISCO K-M 6455 U.S. #31 N., MI., INC.                                                11,772
  29238                  MELDISCO K-M 4300 PORTSMOUTH BLVD., VA., INC.                                           15,096
  29239                  MELDISCO K-M 3790 THIRD ST., FL., INC.                                                   1,832
  29240                  MELDISCO K-M 3760 E. SUNSET RD., NV., INC.                                              19,309
  29241                  MELDISCO K-M 3655 PLANK RD., VA., INC.                                                  25,940
  29242                  MELDISCO K-M 3100 NEW U.S. #441 W., FL., INC.                                           15,931
  29243                  MELDISCO K-M 2110 SO. M-76, MI., INC.                                                   18,050
  29244                  MELDISCO K-M 1950 N. IMPERIAL AVE., CA., INC.                                           25,532
  29245                  MELDISCO K-M 2000 BARNETT SHOALS RD., GA., INC.                                          9,181
  29246                  MELDISCO K-M 2011 E. FRY BLVD., AZ., INC.                                               14,464
  29247                  MELDISCO K-M 2107 N. GARDEN ST., MN., INC.                                              10,600
  29248                  MELDISCO K-M SOUTHBURY, CT., INC.                                                       31,599
  29249                  MELDISCO K-M CAMINO DR., CAL., INC.                                                     21,385
  29250                  MELDISCO K-M VIRGINIA, MN., INC.                                                         9,820
  29251                  MELDISCO K-M THEODORE, ALA., INC.                                                       15,206
  29252                  MELDISCO K-M THREE NOTCH RD., MD., INC.                                                  9,456
  29253                  MELDISCO K-M SEVEN HILLS, OHIO, INC.                                                    16,189
  29254                  MELDISCO K-M TITUSVILLE, FL., INC.                                                      14,079
  29255                  MELDISCO K-M TOLLESON, AZ., INC.                                                        27,918
  29256                  MELDISCO K-M TURNER LAKE RD., GA., INC.                                                 14,392
  29257                  MELDISCO K-M U.S. HWY. #220 SO., VA., INC.                                              12,955
  29258                  MELDISCO K-M VEGA BAJA, P.R., INC.                                                      47,124
  29259                  MELDISCO K-M VERNAL, UT., INC.                                                           9,252
  29260                  MELDISCO K-M WILLIAMSBURG, VA., INC.                                                    14,566
  29261                  MELDISCO K-M SUNRISE HWY., N.Y., INC.                                                   35,316
  29262                  MELDISCO K-M TEMECULA, CA., INC.                                                        28,119
  29263                  MELDISCO K-M SWEETWATER, TN., INC.                                                       7,835
  29264                  MELDISCO K-M THE DALLES, OR., INC.                                                      15,439
  29265                  MELDISCO K-M SOMERVILLE, N.J., INC.                                                      9,769

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  29266                  MELDISCO K-M SOUTHGATE SQ., VA., INC.                                                   16,404
  29267                  MELDISCO K-M SPANAWAY, WA., INC.                                                        14,348
  29268                  MELDISCO K-M SPRINGBORO, OH., INC.                                                       9,829
  29269                  MELDISCO K-M SPEARFISH, SD., INC.                                                        8,140
  29270                  MELDISCO K-M WAYNESVILLE, NC.,   INC.                                                    9,876
  29271                  MELDISCO K-M COX CREEK, AL., INC.                                                       14,781
  29272                  MELDISCO K-M CROSSTOWN RD., GA., INC.                                                    9,239
  29273                  MELDISCO K-M CORVALLIS, OR., INC.                                                       14,430
  29274                  MELDISCO K-M GILLETTE, WYO., INC.                                                        9,941
  29275                  MELDISCO K-M EASLEY, S.C., INC.                                                          9,318
  29276                  MELDISCO K-M WASCO, CA., INC.                                                           18,899
  29277                  MELDISCO K-M WEBSTER, NY., INC.                                                         22,478
  29278                  MELDISCO K-M WENATCHEE, WASH., INC.                                                     13,643
  29279                  MELDISCO K-M WEST ALLIS, WI., INC.                                                      17,655
  29280                  MELDISCO K-M WEST BABYLON, N.Y., INC.                                                   30,695
  29281                  MELDISCO K-M SWEETWATER, TX., INC.                                                       5,950
  29282                  MELDISCO K-M WEST BROADWAY, IN., INC.                                                    9,721
  29283                  MELDISCO K-M WEST VALLEY CITY, UT., INC.                                                13,802
  29284                  MELDISCO K-M WEXFORD, PA., INC.                                                         23,405
  29285                  MELDISCO K-M WAUPACA, WI., INC.                                                         12,631
  29286                  MELDISCO K-M WESTWOOD, N.J.                                                             19,422
  29287                  MELDISCO K-M SPRINGFIELD, MO., INC.                                                      8,010
  29288                  Dallas Feet, Inc.                                                                            0
  29289                  SUNNY ISLE (V.I.) FOOTACTION, INC., DBA SHOE ZONE #8477                                      0
  29290                  Pembroke Feet, Inc.                                                                          0
  29291                  Jackson Feet, Inc.                                                                          25
  29292                  Austin Feet, Inc.                                                                            0
  29293                  East 41st Street Feet, Inc.                                                                  0
  29294                  Sanford Feet, Inc.                                                                           0
  29295                  Germantown Pkwy. Feet, Inc.                                                                  0
  29296                  Cortana Feet, Inc.                                                                           0
  29297                  Knoxville Feet, Inc.                                                                         0
  29298                  Independence Feet, Inc.                                                                      0
  29299                  Westheimer Feet, Inc.                                                                        0
  29300                  Lewisville Feet, Inc.                                                                        0
  29301                  San Pedro Avenue Feet, Inc.                                                                  0
  29302                  Ft. Lauderdale Feet, Inc.                                                                    0
  29303                  Cutler Avenue Feet, Inc.                                                                     0
  29304                  Arlington Feet, Inc.                                                                         0
  29305                  Tulsa Feet, Inc.                                                                             0
  29306                  Plano Feet, Inc.                                                                             0
  29307                  El Paso Feet, Inc.                                                                           0
  29308                  Albuquerque Feet, Inc.                                                                       0
  29309                  MELDISCO K-M MANTECA, CA., INC.                                                         17,813
  29310                  MELDISCO K-M MANAHAWKIN, N.J., INC.                                                     39,665
  29311                  Meldisco K-M Mac Arthur Town Ctr., PA., Inc.                                            21,697
  29312                  MELDISCO K-M LOS ROMEROS AVE., N.Y., INC.                                               45,043
  29313                  MELDISCO K-M MILTON, FLA., INC.                                                         16,060
  29314                  MELDISCO K-M MCKINLEYVILLE, CA., INC.                                                   17,309

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  29315                  MELDISCO K-M MATAMORAS, PA., INC.                                                       29,107
  29316                  MELDISCO K-M MAYAGUEZ, PR., INC.                                                        48,448
  29317                  MELDISCO K-M MENTOR, OHIO, INC.                                                         25,563
  29318                  MELDISCO K-M FREMONT, OH., INC.                                                         21,154
  29319                  MELDISCO K-M HUMMELSTOWN, PA., INC.                                                     22,557
  29320                  MELDISCO K-M LAUREL MALL - ROUTE 93, PA., INC.                                          27,208
  29321                  MELDISCO K-M LAKEPORT, CA., INC.                                                        33,538
  29322                  MELDISCO K-M LAREDO, TX., INC.                                                          33,467
  29323                  MELDISCO K-M KENTON, OHIO, INC.                                                         10,024
  29324                  MELDISCO K-M KONA (KAILUA), N.Y., INC.                                                  25,472
  29325                  MELDISCO K-M LACKAWANNA, N.Y., INC.                                                     32,802
  29326                  MELDISCO K-M FAYETTEVILLE RD., N.C., INC.                                               19,743
  29327                  MELDISCO K-M FENTON, MICH., INC.                                                        20,655
  29328                  MELDISCO K-M GASTONIA, N.C., INC.                                                       28,564
  29329                  MELDISCO K-M HANOVER, PA., INC.                                                              0
  29330                  MELDISCO K-M HASTINGS, NEB., INC.                                                        6,508
  29331                  MELDISCO K-M HONESDALE, PA., INC.                                                       24,255
  29332                  MELDISCO K-M HONOLULU, N.Y., INC.                                                       32,304
  29333                  MELDISCO K-M JOHNSON CITY, TN., INC.                                                    19,012
  29334                  MELDISCO K-M JACKSONVILLE, FLA., INC.                                                   19,756
  29335                  MELDISCO K-M JACKSON, MICH., INC.                                                       22,048
  29336                  MELDISCO K-M FORT ST. & PA., MI., INC.                                                  44,857
  29337                  MELDISCO K-M RUTLAND, VT., INC.                                                         11,435
  29338                  MELDISCO K-M S. E. QUADRANT OUTWATER LANE AT RANDOLPH AVE., NJ., INC.                   53,176
  29339                  MELDISCO K-M S.R. 128 @ S.R. 2, NY., INC.                                               38,906
  29340                  MELDISCO K-M SANDY, UTAH, INC.                                                          14,386
  29341                  MELDISCO K-M SIDNEY, N.Y., INC.                                                         31,363
  29342                  MELDISCO K-M SOUTHAVEN, MISS., INC.                                                     20,759
  29343                  MELDISCO K-M TOWANDA, PA., INC.                                                         17,074
  29344                  MELDISCO K-M ROBERT ST., MINN., INC.                                                    18,317
  29345                  MELDISCO K-M ROUTE 118 & DOWNING DR., N.Y., INC.                                        10,982
  29346                  MELDISCO K-M WARWICK BLVD., VA., INC.                                                   26,285
  29347                  MELDISCO K-M STATE ROUTE 481, N.Y., INC.                                                15,599
  29348                  MELDISCO K-M STUART, FLA., INC.                                                         17,328
  29349                  MELDISCO K-M SUNNY ISLE SHOPPING CTR. CHRISTIANSTED, V.I., INC.                          7,918
  29350                  MELDISCO K-M TAMUNING, GUAM, INC.                                                       74,957
  29351                  MELDISCO K-M TUSTIN, CA., INC.                                                          21,193
  29352                  MELDISCO K-M VERSAILLES, KY., INC.                                                      12,285
  29353                  MELDISCO K-M W. MARKET ST.,N.C.,INC                                                     28,778
  29354                  MELDISCO K-M WATERTOWN, N.Y., INC.                                                      23,959
  29355                  MELDISCO K-M WALNUTPORT, PA., INC.                                                      28,455
  29356                  MELDISCO K-M WARREN, OHIO, INC.                                                         41,293
  29357                  MELDISCO K-M MONTAUK HWY. N.Y., INC.                                                    14,413
  29358                  MELDISCO K-M LIHUE (KAUAI), N.Y., INC.                                                  15,081
  29359                  MELDISCO K-M NEW LEBANON, OH., INC.                                                     12,641
  29360                  MELDISCO K-M OAK HILL, WV., INC.                                                        12,391
  29361                  MELDISCO K-M OVERTON CROSSING, TENN., INC.                                              24,921
  29362                  MELDISCO K-M PARSIPPANY, N.J., INC.                                                     22,659
  29363                  MELDISCO K-M PELL CITY, AL., INC.                                                        9,598

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  29364                  MELDISCO K-M PEORIA, ARIZ., INC.                                                        16,415
  29365                  MELDISCO K-M MORGANTOWN, WV., INC.                                                      26,829
  29366                  MELDISCO K-M LEWISBURG, WV., INC.                                                       13,804
  29367                  1101 BELTLINE RD., IL., MELDISCO K-M, INC.                                              10,438
  29368                  MELDISCO K-M PERRY, FLA., INC.                                                           7,507
  29369                  MELDISCO K-M PLATTEVILLE, WISC., INC.                                                    8,759
  29370                  MELDISCO K-M PLAZA CARIBE MALL, P.R., INC.                                              50,643
  29371                  MELDISCO K-M PORT ROYAL, FLA., INC.                                                     44,151
  29372                  MELDISCO K-M ST. CROIX, N.Y., INC.                                                      10,317
  29373                  MELDISCO K-M PORTAGE IN INC                                                             24,157
  29374                  MELDISCO K-M POWAY, CA., INC.                                                           14,381
  29375                  MELDISCO K-M POWER RD., AZ., INC.                                                       25,990
  29376                  MELDISCO K-M N. 32 ST., ARIZ., INC.                                                     23,151
  29377                  MELDISCO K-M N. AUGUSTA, S.C., INC.                                                      7,781
  29378                  MELDISCO K-M N. EXPRESSWAY, TX., INC.                                                   31,001
  29379                  MELDISCO K-M PR 20 & ESMERALDA, PR., INC.                                               59,414
  29380                  MELDISCO K-M PR #22 & PR #18, PR., INC.                                                 89,568
  29381                  MELDISCO K-M PUTNAM, CONN., INC.                                                        23,859
  29382                  MELDISCO K-M REHOBOTH BEACH, DE., INC.                                                  12,659
  29383                  MELDISCO K-M QUEENSBURY, N.Y., INC.                                                     33,353
  29384                  MELDISCO K-M RENO, PA., INC.                                                            27,759
  29385                  MELDISCO K-M DECATUR IND INC                                                             9,426
  29386                  MELDISCO K-M 8701 SIX FORKS ROAD, NC., INC.                                              9,184
  29387                  MELDISCO K-M 900 N.W. 76 BLVD., FL., INC.                                               19,250
  29388                  MELDISCO K-M COLLEGE AVE., CA., INC.                                                    19,240
  29389                  MELDISCO K-M CLIFTON PARK, N.Y., INC.                                                   24,066
  29390                  MELDISCO K-M COLUMBIA, PA., INC.                                                        21,701
  29391                  MELDISCO K-M EMMET ST., NEB., INC.                                                      18,721
  29392                  MELDISCO K-M COLUMBUS, IN., INC.                                                        15,780
  29393                  MELDISCO K-M ELLENTON, FL., INC.                                                        19,222
  29394                  MELDISCO K-M ELIZABETHTOWN, PA., INC.                                                   32,404
  29395                  MELDISCO K-M EASTERN REGIONAL S.C., P.R., INC.                                          51,681
  29396                  MELDISCO K-M McMURRAY, PA., INC.                                                        27,575
  29397                  MELDISCO K-M DRAPER, UT., INC.                                                          10,943
  29398                  MELDISCO K-M 1650 AIRPORT BLVD., FL., INC.                                              12,632
  29399                  MELDISCO K-M DETROIT LAKES, MN., INC.                                                    8,877
  29400                  MELDISCO K-M CLEVELAND, TN., INC.                                                        8,171
  29401                  MELDISCO K-M ELIZABETHTOWN, KY., INC.                                                   18,366
  29402                  MELDISCO K-M 15861 MICHIGAN AVE., MI., INC.                                             13,675
  29403                  MELDISCO K-M DOYLESTOWN, PA., INC.                                                      22,128
  29404                  MELDISCO K-M ELKINS, W.VA., INC.                                                        13,185
  29405                  MELDISCO K-M HARRISON, OH., INC.                                                        16,548
  29406                  MELDISCO K-M HILLMAN ST., CA., INC.                                                     23,544
  29407                  MELDISCO K-M HWY. #127, KY., INC.                                                       14,495
  29408                  MELDISCO K-M LAKE HAVASU CITY, AZ., INC.                                                23,990
  29409                  MELDISCO K-M CORINTH, MS., INC.                                                         10,548
  29410                  MELDISCO K-M COUNTY LINE RD., CA., INC.                                                 31,330
  29411                  MELDISCO K-M CLARKSVILLE, TENN., INC.                                                    8,630
  29412                  MELDISCO K-M 3535 W. 13TH ST., NE., INC.                                                11,459

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  29413                  MELDISCO K-M 1670 E. FOURTH, CA., INC.                                                  33,251
  29414                  MELDISCO K-M 8829 GREENBELT RD., MD., INC.                                              17,935
  29415                  MELDISCO K-M COALINGA, CA., INC.                                                        16,196
  29416                  MELDISCO K-M CLINTON, TN., INC.                                                          3,339
  29417                  MELDISCO K-M CLINTON, OKLA., INC.                                                        3,428
  29418                  MELDISCO K-M CHIPPEWA FALLS, WI., INC.                                                  12,784
  29419                  MELDISCO K-M CLARKSBURG, WV., INC                                                       20,646
  29420                  MELDISCO K-M COMERIO AVE., PR., INC.                                                    67,596
  29421                  HINSDALE, ILL., MILES MELDISCO K-M, INC.                                                21,589
  29422                  GRANITE CITY, ILL., MELDISCO K-M, INC.                                                  11,594
  29423                  FRANKLIN PARK, ILL., MELDISCO K-M INC.                                                  22,976
  29424                  MELDISCO K-M 3900 NORTHERN AVE., COLO., INC.                                             5,404
  29425                  MELDISCO K-M ABERDEEN, S.D., INC.                                                       11,974
  29426                  JOLIET, ILL., MELDISCO K-M, INC.                                                        14,794
  29427                  MELDISCO K. M. TUSCALOOSA, ALA., INC.                                                   15,016
  29428                  EAST PERSHING RD., ILL., MILES MELDISCO K-M, INC.                                       14,076
  29429                  MELDISCO K-M 18 MILE RD., MICH., INC.                                                   15,574
  29430                  MELDISCO K-M CONOVER, NC., INC.                                                         13,887
  29431                  EMPIRE, ILL., MELDISCO K-M, INC.                                                        15,911
  29432                  CLEAR LAKE, ILL., MELDISCO K-M, INC.                                                    11,587
  29433                  23RD AVE., ILL., MELDISCO K-M, INC.                                                     16,363
  29434                  MELDISCO K-M BELLEVILLE, MICH., INC.                                                    19,414
  29435                  MELDISCO K-M BEAVERTON, ORE., INC.                                                      23,162
  29436                  MELDISCO K-M BAY RD., MICH., INC.                                                       11,662
  29437                  BELVIDERE RD., ILL., MELDISCO K-M, INC.                                                 25,199
  29438                  CARBONDALE, ILL., MELDISCO K-M, INC.                                                     9,655
  29439                  BRIDGEVIEW, ILL., MELDISCO K-M, INC.                                                    37,776
  29440                  MELDISCO K-M 850 SADLER ROAD, FL., INC.                                                  4,831
  29441                  MELDISCO K-M AUBURN, ALA., INC.                                                          8,557
  29442                  MELDISCO K-M BELLINGHAM, WASH., INC.                                                    20,177
  29443                  MELDISCO K-M APALACHEE PKW., FLA, INC                                                   12,583
  29444                  MELDISCO K-M BARTLESVILLE, OKLA., INC.                                                   6,399
  29445                  MELDISCO K-M 3100 HAMILTON RD., OHIO, INC.                                              18,778
  29446                  MELDISCO K-M 52ND ST., WISC., INC.                                                      17,278
  29447                  MELDISCO K-M 34TH ST., FLA., INC.                                                       18,626
  29448                  MELDISCO K-M BILLERICA, MASS., INC.                                                     24,324
  29449                  MELDISCO K-M BERLIN, N.J., INC.                                                         20,464
  29450                  MELDISCO K-M 4500 N. RANCHO DR., NV., INC.                                              31,403
  29451                  MELDISCO K-M SENECA, S.C., INC.                                                          5,078
  29452                  MELDISCO K-M ST JOHN IN INC                                                             11,871
  29453                  MELDISCO K-M PERRYSBURG, OH., INC.                                                       7,163
  29454                  MELDISCO K-M PARRISH AVE., KY., INC.                                                     8,008
  29455                  MELDISCO K-M MONTICELLO, MN., INC.                                                      13,919
  29456                  MELDISCO K-M PALMER PARK BLVD., CO., INC.                                               12,393
  29457                  MELDISCO K-M PACE PARKWAY, GA., INC.                                                    13,511
  29458                  MELDISCO K-M 11003 HULL ST. RD., VA., INC.                                              14,857
  29459                  MELDISCO K-M ANNISTON, ALA., INC.                                                        7,142
  29460                  MELDISCO K-M 4570 LADSON ROAD,   INC.                                                    6,790
  29461                  MELDISCO K-M PINE ISLAND BLVD., FL., INC.                                               19,114

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

  29462                  MELDISCO K-M GOVERNOR PLACE, DE., INC.                                                  48,185
  29463                  MELDISCO K-M SOLOMONS ISLAND RD., MD., INC.                                              8,200
  29464                  MELDISCO K-M SMYRNA, TN., INC.                                                           6,422
  29465                  MELDISCO K-M SHOW LOW, AZ., INC.                                                        17,914
  29466                  SOUTH GARY AVE., ILL., MELDISCO K-M, INC.                                               27,946
  29467                  MELDISCO K-M SHIPPENSBURG, PA., INC.                                                    16,826
  29468                  MELDISCO K-M SHAWANO, WI., INC.                                                          9,356
  29469                  MELDISCO K-M SEVENTH ST., MIAMI, FL., INC.                                              72,723
  29470                  MELDISCO K-M 3860 N. MAIN ST., NM., INC.                                                 9,212
  29471                  MELDISCO K-M HASTINGS, MI., INC.                                                        18,133
  29472                  MILES MELDISCO K-M CASPER, WYO., INC.                                                   17,943
  29473                  STREATOR, IL., MELDISCO K-M, INC.                                                        6,555
  29474                  MELDISCO K-M GOLDEN GATE PKWY., FL., INC.                                               27,474
  29475                  MELDISCO K-M PHENIX CITY, ALA., INC.                                                    12,971
  29476                  MELDISCO K-M OSCODA, MI, INC.                                                           11,549
  29477                  MELDISCO K-M 10101 SOUTHERN BLVD., FL., INC.                                            18,643
  29478                  MELDISCO K-M HERMITAGE, PA., INC.                                                       20,456
  29479                  MELDISCO K-M GLASGOW, KY., INC.                                                         10,852
  29480                  MELDISCO K-M ELKVIEW, W.V., INC.                                                        18,021
  29481                  MELDISCO K-M RACINE, WISC., INC.                                                        17,031
  29482                  MELDISCO K-M RAFAEL CORDERO AVE. & STATE HWY. #30, PR., INC.                            62,323
  29483                  MELDISCO K-M WALL, NJ., INC.                                                            15,459
  29484                  MELDISCO K-M GLENDIVE, MONT., INC.                                                       5,458
  29485                  MELDISCO K-M GLEN BURNIE, MD., INC.                                                     15,752
  29486                  MELDISCO K-M 101401 OVERSEAS HWY., FL., INC.                                            16,153
  29487                  MELDISCO K-M CORNELIA, GA., INC.                                                        13,162
  29488                  MELDISCO K-M PRICE, UT., INC.                                                            6,737
  29489                  MELDISCO K-M PARKMAN RD. NW, OHIO, INC.                                                 15,104
  29490                  MELDISCO K-M HIGH RIDGE, MO., INC.                                                       6,206
  29491                  MELDISCO K-M MOREHEAD CITY, N.C., INC.                                                  11,680
  29492                  MELDISCO K-M HAMILTON, MT., INC.                                                        11,871
  29493                  MELDISCO K-M HENDERSONVILLE, N.C., INC.                                                  9,517
  29494                  MELDISCO/PAYLESS 625 EL CAMINO REAL, CA., INC.                                               0
  29495                  MELDISCO/PAY LESS MILWAUKIE, OR., INC.                                                   1,242
  29496                  MELDISCO/PAY LESS MARCOLA RD., OR., INC.                                                   952
  29497                  MELDISCO/PAY LESS 400 N. 1ST ST., CO., INC.                                                  0
  29498                  MELDISCO - MCE 400 COMMONS WAY, NJ., INC.                                                    0
  29499                  MELDISCO/PAY LESS HENDERSON, NV., INC.                                                     333
  27055                  SHOE ZONE #8417                                                                            508
  27066                  SHOE ZONE 8438, INC.                                                                       222
                                                                                              TOTAL          41,897,146

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
November 2004 Monthly Operating Report


ADDITIONAL DATA                                                      SCHEDULE 4

--------------------------------------------------------------------------------
CASH SUMMARY
                                                                         Amount
                                                                         ------
Total Cash                                                              $ 150.3

--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
                        ACCOUNTS RECEIVABLE AGING SUMMARY
----------------------------------------------------------------------------------------
                                         Athletic    Meldisco
                                         Division    Division     Corporate       Total
                                     ---------------------------------------------------

0 to 30 days old                            (0.1)       3.0           0.8           3.7
31 to 60 days old                              -        0.2           0.2           0.4
61 to 90 days old                            0.5        0.5           0.3           1.3
91+ days old                                 2.2        0.7           0.7           3.6
                                     ---------------------------------------------------

Total Accounts Receivable                    2.6        4.4           2.0           9.0
Amount considered uncollectable             (1.4)      (0.3)         (0.3)         (2.0)
                                     ---------------------------------------------------

Net Accounts Receivable                      1.2        4.1           1.7           7.0
----------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
                SUMMARY OF UNPAID POST-PETITION ACCOUNTS PAYABLE
----------------------------------------------------------------------------------------
                                         Athletic    Meldisco
                                         Division    Division     Corporate       Total
                                     ---------------------------------------------------
# of days past due
current                                        -       43.5           1.6          45.1
0 to 30 days past due                          -        7.6             -           7.6
31 to 60 days past due                         -        0.3             -           0.3
61 to 90 days past due                         -          -           0.1           0.1
91+ days past due                           (1.3)       0.1           0.2          (1.0)
                                     ---------------------------------------------------

Total Accounts Payable                 **   (1.3)      51.5           1.9          52.1
----------------------------------------------------------------------------------------

** note: credit balance due to pre-payments to vendors required to secure delivery of merchandise

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
November 2004 Monthly Operating Report


ADDITIONAL DATA (CONTINUED)                               SCHEDULE 4 (CONTINUED)


---------------------------------------------------------------------------------------------------------
                                                  SUMMARY OF TAXES PAYABLE
---------------------------------------------------------------------------------------------------------
                           BEGINNING    AMOUNT                                                   ENDING
                              TAX      WITHHELD  OR  AMOUNT        DATE       CHECK NO.           TAX
                           LIABILITY    ACCRUED       PAID         PAID         OR EFT          LIABILITY
=========================================================================================================
 Federal
---------------------------------------------------------------------------------------------------------
 Withholding                    0.6         0.9        1.0       various         EFT                 0.5
---------------------------------------------------------------------------------------------------------
 FICA-employee & employer       1.1         1.0        1.2       various         EFT                 0.9
---------------------------------------------------------------------------------------------------------
 Unemployment                     -           -          -       various         EFT                   -
---------------------------------------------------------------------------------------------------------
 Income                        (7.1)        4.2          -                                          (2.9)
---------------------------------------------------------------------------------------------------------
 Other:                         2.2           -          -                                           2.2
---------------------------------------------------------------------------------------------------------
    Total Federal Taxes        (3.2)        6.1        2.2                                           0.7
---------------------------------------------------------------------------------------------------------
 State and Local
---------------------------------------------------------------------------------------------------------
 Withholding                    0.3         0.3        0.4       various         EFT & checks        0.2
---------------------------------------------------------------------------------------------------------
 Sales                         (0.6)          -        0.1    Nov 15 & 20        EFT & checks       (0.7)
---------------------------------------------------------------------------------------------------------
 Excise                         3.0         0.1          -                                           3.1
---------------------------------------------------------------------------------------------------------
 Unemployment                   0.1           -          -       various         EFT & checks        0.1
---------------------------------------------------------------------------------------------------------
 Real Property                  1.4         0.2          -       various         EFT & checks        1.6
---------------------------------------------------------------------------------------------------------
 Personal Property              3.3         0.1          -                                           3.4
---------------------------------------------------------------------------------------------------------
 Income                         4.2        (0.5)         -                                           3.7
---------------------------------------------------------------------------------------------------------
    Total State and Local      11.7         0.2        0.5                                          11.4
---------------------------------------------------------------------------------------------------------
 Total Taxes                    8.5         6.3        2.7             -             -              12.1
---------------------------------------------------------------------------------------------------------

note: the above includes provisions for all tax liabilites, both pre and post-petition.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
November 2004 Monthly Operating Report


CERTIFICATIONS                                                       SCHEDULE 5



Bank Reconciliations
--------------------

The undersigned verifies that, to the best of my knowledge, all bank accounts have been reconciled for the most current period for which statements have been received.



Taxes
-----

The undersigned verifies that, to the best of my knowledge, all post-petition tax obligations, including but not limited to, payroll, real property, income, franchise, and other taxes have been paid to the proper taxing authority when due.



Insurance
---------

The undersigned verifies that, to the best of my knowledge, all insurance premiums for the various policies have been paid to the proper insurance company or broker when due, and that all insurance policies are in force as of the date of this report.



Banks
-----

The undersigned verifies that, to the best of my knowledge, the individual store bank accounts are swept at the end of each business day. At no time during the current reporting period did the amount on deposit in any one store bank account exceed $100,000.00. In addition, the undersigned verifies that funds on deposit in the Debtors' master concentration account at Fleet National Bank in excess of $100,000.00 are or have been invested in accordance with the final order authorizing continued use of investment guidelines.



Date:  December 15, 2004                          By:   /s/ Richard L. Robbins
       ------------------------                         ------------------------

Title: Senior V.P. of Financial
       Reporting & Controls                       Name:  Richard L. Robbins
       ------------------------                         ------------------------